UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5030
                                                     ---------------------

                              Liberty Funds Trust V
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Jean S. Loewenberg, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-426-3750
                                                           -------------------

                  Date of fiscal year end: October 31, 2003
                                           ------------------

                  Date of reporting period: April 30, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




                               LIBERTY TAX-EXEMPT
                                   BOND FUNDS

                                SEMIANNUAL REPORT
                                 APRIL 30, 2003


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LibertyFunds


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

                               LIBERTY TAX-EXEMPT
                                   BOND FUNDS

                                SEMIANNUAL REPORT
                                 APRIL 30, 2003


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LibertyFunds


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

PRESIDENT'S MESSAGE

Photo of: Joseph R. Palombo

Dear Shareholder:

      For the six-month period ended April 30, 2003, the US bond market continued to reward investors with solid returns. Bonds reported gains across all sectors as interest rates continued to decline. However, leadership rotated from higher quality US Treasury and tax-exempt bonds, which were the top performers in the previous period, to lower quality bonds. Corporate and high-yield bonds rebounded as investors became more willing to take on risk, prices became more attractive and companies cleaned up their balance sheets in the wake of last year's accounting scandals. For a more detailed analysis of the tax-exempt bond markets during the year, see the MARKET OVERVIEW that begins on the next page of this report.

CONSOLIDATION--AND A NEW NAME

      I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. (Columbia Management). This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President

MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.


Not FDIC Insured
May Lose Value
No Bank Guarantee


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

                                MARKET OVERVIEW
                     BY COLUMBIA MANAGEMENT ADVISORS, INC.

      As the United States counted down to war with Iraq, an economic recovery at home remained on hold during the six-month period ended April 30, 2003. Interest rates fell to 40-year lows and bond prices moved higher across all sectors. Corporate bonds posted the best returns, led by the lowest quality, highest yielding bonds. During a period of generally strong performance in the fixed-income markets, municipal bonds returned less on an absolute basis than either corporates or US government securities during the reporting period. On a taxable equivalent basis, however, returns for municipals remained attractive.

      For investors in the 38.60% federal income tax bracket, the total return of the Lehman Brothers Quality Intermediate Municipal Bond Index was the equivalent of a taxable return of 5.39% during the six months ended April 30, 2003. That compares to a taxable total return of 4.31% for the Lehman Brothers Intermediate Government/Credit Bond Index over the same time period. During the period the yield for the Lehman Quality Intermediate Municipal Bond Index fell from 3.29% to 2.80%, and the yield for the Lehman Intermediate Government/Credit Index fell from 3.75% to 3.10%.

BONDS CONTINUE TO RALLY ON SLOWER ECONOMIC GROWTH

      Economic growth slowed to an annualized rate of about 1.5% after a sharp 4.0% increase in the preceding period--an uptick that, in retrospect, has been largely regarded as an aberration. Although the business sector is considered an essential participant in a sustained recovery, it failed to offer much support during the period. Burdened by overcapacity, weak profits and poor pricing power, businesses remained unable to launch the spending programs needed to lift economic growth above low single digits.After improving modestly for several quarters, spending by businesses actually declined in the first quarter of 2003.

      Consumer spending, which for many quarters had filled the gap left by businesses, became more cautious in 2003. Many consumers were reluctant to add to levels of debt that were already very high, especially with a rising unemployment rate and slowing wage gains.

      Through increased defense spending, the federal government added some stimulus to the economy. However, this was largely offset by lower spending from state and local governments facing serious revenue shortfalls. Hurdles for a recovery were compounded in the first quarter of 2003, as the United States and Iraq moved toward war and oil prices rose.

LOW RATES SPUR MUNICIPAL SUPPLY

      Bond yields were relatively volatile in this uncertain economic climate, but they generally ended the period below where they began. Hoping to forestall recession, yet concerned about the possibility of deflation, the Federal Reserve Board cut the federal funds rate by one-half percentage point on November 6, 2002. The unexpectedly large cut in the short-term interest rate that Federal Reserve banks charge each other to borrow money brought the key rate to its lowest level in 40 years. Yield declines and price gains for the reporting period were largest for bonds with intermediate and longer maturities.

      Because Treasuries experienced larger price gains than municipals, the yields for municipals were nearly the same at the end of the reporting period as for Treasuries of similar maturities, compared to a typical ratio of 80% to 90%. Because the market for municipal bonds is smaller and more specialized than the market for Treasuries, municipal prices often gain less than Treasuries when bonds rally and lose less when bond prices fall.

      Treasuries may also have benefited from a shortage of new issues at a time when the supply of municipal bonds set new highs. State and local governments continued to take advantage of low interest rates to bridge their growing budget gaps by issuing new debt and refunding old debt at lower costs. Municipal supply also increased because states issued debt backed by anticipated legal settlements from tobacco firms. Fortunately, demand for municipals also remained relatively strong, especially among retail investors who were seeking to avoid a volatile stock market yet wanted higher yields than were available for money market securities. Strong demand helped to absorb much of the increase in supply.

ATTRACTIVE PROSPECTS FOR MUNICIPALS
IN THE PERIOD AHEAD

      With the support of an ever-vigilant Fed and the possibility of additional tax relief to stimulate the economy, we expect economic growth to accelerate modestly in the second half of the year. An end to the war in Iraq has brought oil prices down. In addition, the US dollar has started to firm, and consumer confidence has edged higher. Improvements in company balance sheets and cash flows have the potential to improve corporate profitability and the economy should benefit further from low inflation.

      Investors should be mindful that there could be little room for additional gains in bond prices with interest rates at their lowest levels in four decades. Still, we believe that bonds will continue to attract investors looking for stable income and reduced risk--especially while the economic outlook remains uncertain. For investors in higher tax brackets, municipal bonds offer yields that are attractive versus Treasuries and other high-quality issues. Investors may be further rewarded if municipal prices hold up better than Treasuries when the flight to quality ends.

                           PORTFOLIO STRATEGY REVIEW
                      By Brian McGreevy and Susan Sanderson

      The Liberty Tax-Exempt Bond Funds covered by this report earned returns that compared favorably with their market benchmarks. Our strategy was to emphasize intermediate maturity issues with strong call protection, which outpaced short-term issues for the six-month reporting period. Municipals with shorter maturities outpaced intermediate and longer maturities early in the period, following the Federal Reserve Board's November rate cut. However, leadership shifted to intermediate and longer maturities in the months that followed as investors looked to balance their need for relative safety with their desire for more attractive yields.

      In November 2002, following the approval of shareholders, certain Liberty tax-exempt bond funds became intermediate-maturity portfolios. In order to help the affected funds meet their new average maturity target of three to 10 years, we sold long-term municipals in the following portfolios: Liberty New Jersey Intermediate Municipal Bond Fund, Liberty New York Intermediate Municipal Bond Fund, Liberty Pennsylvania Intermediate Municipal Bond Fund and Liberty Rhode Island Intermediate Municipal Bond Fund. We also added longer maturity bonds to Liberty Florida Intermediate Municipal Bond Fund and Liberty Massachusetts Intermediate Municipal Bond Fund. By emphasizing average maturities near the longer end of the target range, we added both income and potential price appreciation to fund returns.

     Given the budget problems facing many state and local governments, we continued to emphasize municipals that are insured for timely payments of principal and interest. This strategy benefited fund returns during the period, as insured bonds outperformed. It was especially helpful for funds investing in bonds from New York and California, where budget concerns and an excessive supply of bonds helped higher-quality issues outperform.

      We further protected the funds against potential credit problems by continuing to emphasize essential service revenue bonds, which are backed by dedicated streams of income, and high credit quality "general obligation" bonds backed by state or local government revenues.

      During the period, we continued to sell bonds from the portfolios whose interest payments may be subject to the alternative minimum tax (AMT). In some of the portfolios, we initiated small positions in tobacco bonds, whose plentiful supply made their prices attractive. These included: Liberty Massachusetts Intermediate Municipal Bond Fund, Liberty New Jersey Intermediate Municipal Bond Fund, Liberty New York Intermediate Municipal Bond Fund and Liberty Rhode Island Intermediate Municipal Bond Fund.

LOOKING AHEAD

      Until we believe that an economic recovery has taken hold, we expect to keep fund maturities on the long side to maximize price gains and yields. We will further enhance income by emphasizing bonds that have good call protection and by focusing on higher-coupon issues where we can.

      As always, we will look for investment opportunities in sectors where yields have become especially attractive. Over time, we may also find more opportunities in general obligation issues. In the meantime, we will continue to monitor our investments for possible downgrades in credit rating.

      BRIAN MCGREEVY HAS MANAGED THE LIBERTY TAX-EXEMPT BOND FUNDS SINCE 1998 AND HAS MANAGED TAX-EXEMPT PORTFOLIOS FOR COLUMBIA MANAGEMENT ADVISORS, INC. OR ITS PREDECESSORS SINCE 1996. SUSAN SANDERSON HAS MANAGED THE LIBERTY TAX-EXEMPT BOND FUNDS SINCE 1993 AND HAS MANAGED TAX-EXEMPT PORTFOLIOS FOR COLUMBIA MANAGEMENT ADVISORS, INC. OR ITS PREDECESSORS SINCE 1985.

Tax-exempt bonds involve special risks. The value of the funds will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PERFORMANCE INFORMATION -- LIBERTY CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND

Growth of $10,000 investment
8/1/94-4/30/03
Class A           Class A            Lehman Brothers            Lehman 3-15
shares            shares             Quality Intermediate       Year Blend
with              without            Municipal                  Municipal
sales charge      sales charge       Bond Index                 Bond Index
$ 9525             $10000             $10000                     $10000
  9597              10076              10044                      10042
 10003              10502              10407                      10424
 10675              11207              11178                      11236
 11308              11872              11768                      11909
 12308              12922              12637                      12901
 13081              13733              13468                      13786
 12875              13517              13526                      13804
 14030              14729              14761                      15120
 14845              15586              15769                      16186
 15884              16678              17003                      17538

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 1, 1994, and reinvestment of income and capital gains distributions. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from 7/31/94.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES

                              WITHOUT           WITH
8/1/94 - 4/30/03          SALES CHARGE ($)  SALES CHARGE ($)
------------------------------------------------------------
Class A                       16,678           15,884
------------------------------------------------------------
Class B                       16,417           16,417
------------------------------------------------------------
Class C                       16,446           16,446
------------------------------------------------------------
Class G                       16,436           16,436
------------------------------------------------------------
Class T                       16,689           15,895
------------------------------------------------------------
Class Z                       16,789            n/a
------------------------------------------------------------

PERFORMANCE INFORMATION -- LIBERTY CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS               A                   B                   C                     G                    T               Z
INCEPTION              11/18/02            11/18/02             11/18/02              3/1/01              6/26/00         8/1/94
---------------------------------------------------------------------------------------------------------------------------------
                   WITHOUT    WITH     WITHOUT     WITH     WITHOUT    WITH      WITHOUT     WITH     WITHOUT     WITH   WITHOUT
                    SALES    SALES      SALES      SALES     SALES    SALES       SALES      SALES     SALES     SALES    SALES
                   CHARGE    CHARGE     CHARGE    CHARGE     CHARGE   CHARGE      CHARGE     CHARGE    CHARGE    CHARGE   CHARGE
---------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)          3.10     -1.82      2.68      -2.32      2.87      1.87        2.81     -2.19      3.17     -1.75      3.24
---------------------------------------------------------------------------------------------------------------------------------
1-year                7.05      1.95      6.25       1.25      6.44      5.44        6.37      1.37      7.13      2.02      7.29
---------------------------------------------------------------------------------------------------------------------------------
5-year                5.24      4.23      4.91       4.58      4.94      4.94        4.93      4.43      5.25      4.24      5.38
---------------------------------------------------------------------------------------------------------------------------------
Life                  6.02      5.43      5.83       5.83      5.85      5.85        5.85      5.85      6.03      5.44      6.10
---------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS               A                   B                    C                     G                    T              Z
---------------------------------------------------------------------------------------------------------------------------------
                   WITHOUT      WITH   WITHOUT      WITH    WITHOUT    WITH       WITHOUT     WITH    WITHOUT     WITH    WITHOUT
                    SALES      SALES    SALES      SALES     SALES    SALES       SALES      SALES     SALES      SALES    SALES
                   CHARGE     CHARGE    CHARGE     CHARGE   CHARGE    CHARGE      CHARGE     CHARGE   CHARGE     CHARGE    CHARGE
---------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)          1.10     -3.73      0.70      -4.27      0.85     -0.14        0.80     -4.16      1.16      -3.67     1.23
---------------------------------------------------------------------------------------------------------------------------------
1-year                8.41      3.26      7.61       2.61      7.77      6.77        7.72      2.72      8.48       3.32     8.63
---------------------------------------------------------------------------------------------------------------------------------
5-year                5.08      4.06      4.77       4.43      4.80      4.80        4.79      4.28     5.10       4.07      5.22
---------------------------------------------------------------------------------------------------------------------------------
Life                  6.00      5.41      5.82       5.82      5.84      5.84        5.83      5.83     6.01       5.41      6.08
---------------------------------------------------------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Class Z shares are sold only at NAV with no 12b-1 fee. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, B and C shares, respectively). The returns for class T and G shares include the returns of Retail A Shares (for class T) and Retail B Shares (for class G) of the Galaxy Connecticut Intermediate Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class T and G shares also include the returns of Trust Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund for periods prior to June 26, 2001, and the returns of shares of the 1784 Connecticut Fund (whose shares were initially offered on August 1, 1994) for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Connecticut Intermediate Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class T and G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class T and G shares) for periods prior to the inception of Retail B Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns shown for class T shares and class G shares also include the returns of Trust Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund (adjusted, as necessary, to reflect the sales charges applicable to class T shares and class G shares) for periods prior to the date of inception of Retail A Shares (June 26,
2000). Class T and class G shares generally would have had substantially similar returns to Trust Shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for class T and class G shares exceed expenses paid by Trust Shares. Retail A Share returns include returns for BKB Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A Shares, and returns for Trust Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund (adjusted to reflect the sales charges applicable to class G shares) for periods prior to June 26, 2000. Class T shares were initially offered on June 26, 2000. The returns for class Z shares include returns of Trust Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund for periods prior to November 18, 2002, and returns of the 1784 Connecticut Fund (whose shares were initially offered on August 1, 1994) for periods prior to June 26, 2000.

PERFORMANCE INFORMATION -- LIBERTY FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

Growth of $10,000 investment
6/30/97-4/30/03
Class A          Class A           Lehman Brothers            Lehman 3-15
Shares           shares            Quality Intermediate       Year Blend
With             without           Municipal                  Municipal
Sales charge     sales charge      Bond Index                 Bond Index
$9525             $10000            $10000                     $10000
 9763              10250             10209                      10245
 10100             10604             10517                      10587
 10734             11269             11208                      11314
 10551             11077             11257                      11329
 11465             12036             12284                      12408
 12142             12748             13123                      13283
 12989             13638             14147                      14396


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on June 30, 1997 and reinvestment of income and capital gains distributions. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES

                              WITHOUT             WITH
6/30/97 - 4/30/03        SALES CHARGE ($)   SALES CHARGE ($)
------------------------------------------------------------
Class A                       13,638             12,989
------------------------------------------------------------
Class B                       13,594             13,494
------------------------------------------------------------
Class C                       13,620             13,620
------------------------------------------------------------
Class Z                       13,652              n/a
------------------------------------------------------------

PERFORMANCE INFORMATION -- LIBERTY FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS                         A                        B                      C                Z
INCEPTION                        11/18/02                11/18/02                11/18/02         6/30/97
----------------------------------------------------------------------------------------------------------
                          WITHOUT       WITH      WITHOUT         WITH     WITHOUT       WITH      WITHOUT
                           SALES       SALES       SALES          SALES     SALES       SALES       SALES
                          CHARGE       CHARGE      CHARGE        CHARGE    CHARGE      CHARGE      CHARGE
----------------------------------------------------------------------------------------------------------
6-month (cumulative)         2.95       -1.94        2.61         -2.39       2.81        1.81        3.05
----------------------------------------------------------------------------------------------------------
1-year                       6.94        1.86        6.59          1.59       6.80        5.80        7.05
----------------------------------------------------------------------------------------------------------
5-year                       5.15        4.13        5.09          4.76       5.13        5.13        5.18
----------------------------------------------------------------------------------------------------------
Life                         5.46        4.59        5.41          5.27       5.44        5.44        5.48
----------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS                       A                          B                      C                 Z
----------------------------------------------------------------------------------------------------------
                          WITHOUT      WITH       WITHOUT        WITH      WITHOUT      WITH       WITHOUT
                           SALES       SALES       SALES         SALES      SALES       SALES       SALES
                          CHARGE       CHARGE     CHARGE         CHARGE    CHARGE      CHARGE      CHARGE
----------------------------------------------------------------------------------------------------------
6-month (cumulative)         1.06       -3.75        0.80         -4.17       0.94       -0.05        1.14
----------------------------------------------------------------------------------------------------------
1-year                       8.38        3.26        8.10          3.10       8.26        7.26        8.47
----------------------------------------------------------------------------------------------------------
5-year                       4.97        3.96        4.92          4.59       4.95        4.95        4.99
----------------------------------------------------------------------------------------------------------
Life                         5.44        4.55        5.40          5.26       5.42        5.42        5.46
----------------------------------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investments returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge
(CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-2%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold only at NAV with no 12b-1 fee. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class Z shares for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, B and C shares, respectively). The returns for class Z shares include the returns for Trust Shares of the Galaxy Florida Municipal Bond Fund for periods prior to November 18, 2002, and returns of the 1784 Florida Fund for periods prior to June 26, 2000. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. class A, B, and C shares were initially offered on November 18, 2002. The returns for class Z shares include returns of Trust shares of the Galaxy Florida Municipal Bond Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund, and returns of the 1784 Florida Fund (whose shares were initially offered on June 30, 1997) for periods prior to June 26, 2000.

PERFORMANCE INFORMATION -- LIBERTY INTERMEDIATE
TAX-EXEMPT BOND FUND

Growth of $10,000 investment
6/14/93-4/30/03

Class A             Class A           Lehman Brothers
shares              shares       Quality Intermediate
with               without                  Municipal
sales charge   sales charge                Bond Index

$9,525              $10,000                   $10,000
 9,692               10,175                    10,167
 9,791               10,279                    10,085
10,377               10,894                    10,676
11,098               11,652                    11,467
11,794               12,382                    12,072
12,869               13,511                    12,964
13,731               14,416                    13,816
13,489               14,162                    13,876
14,730               15,464                    15,143
15,619               16,398                    16,176
16,717               17,553                    17,437

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on June 14, 1993 and reinvestment of income and capital gains distributions. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information from 5/31/93.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES

                             WITHOUT             WITH
6/14/93 - 4/30/03       SALES CHARGE ($)    SALES CHARGE ($)
------------------------------------------------------------
Class A                      17,553               16,717
------------------------------------------------------------
Class B                      17,321               17,321
------------------------------------------------------------
Class C                      17,352               17,352
------------------------------------------------------------
Class G                      17,337               17,337
------------------------------------------------------------
Class T                      17,562               16,725
------------------------------------------------------------
Class Z                      17,671                 n/a
------------------------------------------------------------

PERFORMANCE INFORMATION -- LIBERTY INTERMEDIATE
TAX-EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS              A                    B                    C                    G                   T                Z
INCEPTION             11/25/02             11/25/02             11/25/02             3/1/01              6/26/00          6/14/93
----------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT    WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT    WITH     WITHOUT    WITH      WITHOUT
                  SALES      SALES     SALES      SALES     SALES      SALES     SALES     SALES     SALES     SALES      SALES
                  CHARGE    CHARGE    CHARGE      CHARGE    CHARGE    CHARGE    CHARGE    CHARGE    CHARGE     CHARGE     CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)        3.39     -1.53       3.07      -1.93     3.26       2.26       3.17     -1.83     3.44       -1.48        3.48
----------------------------------------------------------------------------------------------------------------------------------
1-year              7.07      1.98       6.33       1.33     6.52       5.52       6.43      1.43     7.13        2.04        7.25
----------------------------------------------------------------------------------------------------------------------------------
5-year              5.38      4.36       5.10       4.77     5.14       5.14       5.12      4.63     5.39        4.37        5.52
----------------------------------------------------------------------------------------------------------------------------------
Life                5.86      5.34       5.72       5.72     5.74       5.74       5.73      5.73     5.87        5.35        5.93
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS              A                    B                    C                    G                   T                Z
----------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT    WITH     WITHOUT     WITH     WITHOUT    WITH     WITHOUT     WITH    WITHOUT     WITH       WITHOUT
                  SALES     SALES     SALES      SALES      SALES     SALES     SALES     SALES     SALES      SALES       SALES
                  CHARGE    CHARGE    CHARGE     CHARGE     CHARGE    CHARGE    CHARGE     CHARGE   CHARGE     CHARGE      CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)        1.46     -3.39       1.14      -3.84     1.29       0.29       1.25     -3.74     1.51       -3.35        1.53
----------------------------------------------------------------------------------------------------------------------------------
1-year              8.01      2.90       7.24       2.24     7.39       6.39       7.34      2.34     8.06        2.95        8.17
----------------------------------------------------------------------------------------------------------------------------------
5-year              5.16      4.14       4.89       4.56     4.92       4.92       4.91      4.41     5.17        4.15        5.29
----------------------------------------------------------------------------------------------------------------------------------
Life                5.83      5.30       5.69       5.69     5.71       5.71       5.70      5.70     5.83        5.31        5.90
----------------------------------------------------------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For Class G shares, the CDSC for the holding period after purchase is as follows: through first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2% and seventh year-1%, thereafter-0%. For Class T shares, the "with sales charge" returns include the maximum initial sales charge of 4.75%. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold at NAV with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of Retail A Shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the Galaxy Fund) (for class A) and Retail B Shares of the Galaxy Fund (for class B and class C) for periods prior to November 25, 2002. The returns for class G shares and class T shares include returns of the Retail B Shares (for class G) of the Galaxy Fund and Retail A Shares (for class T) of the Galaxy Fund. The returns shown for Retail B Shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares (March 1, 2001). The returns for Retail A Shares include the returns of BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, and the returns of shares of the 1784 Connecticut Fund (whose shares were initially offered on June 14, 1993) for periods prior to the inception of BKB Shares (June 26, 2000). The returns have not been restated to reflect any differences in expenses between any of the predecessor shares and the newer classes of shares. Class A, B and C shares were initially offered on November 25, 2002. The average annual total returns shown include the returns of Retail A Shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 1, 2001). Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. Retail A Share returns include returns for BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A Shares, and returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to the inception of BKB Shares (June 26, 2000). The average annual total returns shown include the returns of Trust Shares of the Galaxy Fund, for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund, and returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to the inception of the Trust Shares (June 26, 2000).

PERFORMANCE INFORMATION -- LIBERTY MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND

Growth of $10,000 investment
6/14/93-4/30/03

Class A             Class A           Lehman Brothers       Lehman Brothers 3-15
shares              shares       Quality Intermediate                 Year Blend
with               without                  Municipal                  Municipal
sales charge   sales charge                Bond Index                 Bond Index

$9,525              $10,000                   $10,000                    $10,000
 9,693               10,176                    10,000                     10,000
 9,717               10,201                    10,085                     10,061
10,152               10,658                    10,676                     10,685
10,762               11,299                    11,467                     11,518
11,413               11,982                    12,072                     12,208
12,400               13,018                    12,964                     13,224
13,199               13,857                    13,816                     14,132
13,017               13,666                    13,876                     14,151
14,193               14,901                    15,143                     15,499
15,035               15,785                    16,176                     16,592
16,139               16,946                    17,442                     17,978

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on June 14, 1993, and reinvestment of income and capital gains distributions. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from 5/31/93.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES

                             WITHOUT                WITH
6/14/93 - 4/30/03        SALES CHARGE ($)     SALES CHARGE ($)
--------------------------------------------------------------
Class A                       16,946               16,139
--------------------------------------------------------------
Class B                       16,689               16,689
--------------------------------------------------------------
Class C                       16,713               16,713
--------------------------------------------------------------
Class G                       16,706               16,706
--------------------------------------------------------------
Class T                       16,958               16,150
--------------------------------------------------------------
Class Z                       17,030                n/a
--------------------------------------------------------------

PERFORMANCE INFORMATION -- LIBERTY MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS              A                   B                    C                     G                   T             Z
INCEPTION              12/9/02             12/9/02              12/9/02               3/1/01              6/26/00       6/14/93
--------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT   WITH      WITHOUT     WITH    WITHOUT       WITH    WITHOUT     WITH    WITHOUT     WITH    WITHOUT
                   SALES    SALES      SALES     SALES     SALES        SALES    SALES      SALES    SALES      SALES    SALES
                  CHARGE   CHARGE      CHARGE    CHARGE    CHARGE      CHARGE    CHARGE    CHARGE    CHARGE     CHARGE   CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)         3.36    -1.58       2.99      -2.01      3.13        2.13      3.09      -1.91     3.43     -1.51      3.52
--------------------------------------------------------------------------------------------------------------------------------
1-year               7.37     2.23       6.61       1.61      6.76        5.76      6.72       1.72     7.44      2.30      7.61
--------------------------------------------------------------------------------------------------------------------------------
5-year               5.42     4.40       5.10       4.77      5.13        5.13      5.12       4.62     5.43      4.42      5.52
--------------------------------------------------------------------------------------------------------------------------------
Life                 5.49     4.97       5.32       5.32      5.34        5.34      5.33       5.33     5.49      4.97      5.54
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS              A                   B                     C                     G                   T             Z
--------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT   WITH      WITHOUT     WITH     WITHOUT     WITH    WITHOUT      WITH     WITHOUT     WITH    WITHOUT
                   SALES    SALES     SALES      SALES      SALES      SALES     SALES      SALES     SALES      SALES    SALES
                   CHARGE  CHARGE     CHARGE     CHARGE    CHARGE     CHARGE    CHARGE     CHARGE    CHARGE     CHARGE    CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)          1.40   -3.38       1.03      -3.95      1.15      0.15        1.12      -3.86     1.46     -3.32      1.54
--------------------------------------------------------------------------------------------------------------------------------
1-year                8.55    3.38       7.80       2.80      7.92      6.92        7.89       2.89     8.62      3.44      8.79
--------------------------------------------------------------------------------------------------------------------------------
5-year                5.18    4.15       4.87       4.54      4.89      4.89        4.89       4.39     5.19      4.17      5.28
--------------------------------------------------------------------------------------------------------------------------------
Life                  5.45    4.93       5.29       5.29      5.31      5.31        5.30       5.30     5.46      4.94      5.50
--------------------------------------------------------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will flucuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Class Z shares are sold only at NAV with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, B and C shares, respectively). The returns for class T and G shares include the returns of Retail A Shares (for class T) and Retail B Shares (for class G) of the Galaxy Massachusetts Intermediate Municipal Bond Fund for periods prior to December 9, 2002. The returns for class T and G shares also include the returns of Trust Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund for periods prior to June 26, 2001, and the returns of shares of the 1784 Massachusetts Fund (whose shares were initially offered on June 14, 1993) for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on December 9, 2002. The returns shown for the class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Massachusetts Intermediate Municipal Bond Fund for periods prior to December 9, 2002. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund (February 28, 2001). Retail A Share returns include returns for BKB Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A Shares, and returns for Trust Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund for periods prior to June 26, 2000. The returns shown for class T shares and class G shares also include the returns of Trust Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund (adjusted, as necessary, to reflect the sales charges applicable to class T shares and class G shares) for periods prior to the date of inception of Retail A Shares (June 26, 2000). Class T and class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for class T and class G shares exceed expenses paid by Trust Shares. The returns for class Z shares include returns of Trust Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the fund, and returns of the 1784 Massachusetts Fund (whose shares were initially offered on June 14, 1993) for periods prior to June 26, 2000.

PERFORMANCE INFORMATION -- LIBERTY NEW JERSEY
INTERMEDIATE MUNICIPAL BOND FUND

Growth of $10,000 investment
4/3/98-4/30/03

Class A             Class A           Lehman Brothers                    Lehman
shares              shares       Quality Intermediate                   Brothers
with               without                  Municipal                  Municipal
sales charge   sales charge                Bond Index                 Bond Index

$9,525              $10,000                   $10,000                    $10,000
 9,484                9,957                     9,957                      9,955
10,025               10,525                    10,611                     10,647
 9,799               10,288                    10,658                     10,547
10,747               11,283                    11,631                     11,642
11,384               11,952                    12,424                     12,455
12,325               12,940                    13,397                     13,513

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 3, 1998, and reinvestment of income and capital gains distributions. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from 3/31/98.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES

                         WITHOUT              WITH
4/3/98 - 4/30/03     SALES CHARGE ($)   SALES CHARGE ($)
--------------------------------------------------------
Class A                   12,940             12,325
--------------------------------------------------------
Class B                   12,726             12,626
--------------------------------------------------------
Class C                   12,744             12,744
--------------------------------------------------------
Class G                   12,744             12,544
--------------------------------------------------------
Class T                   12,947             12,331
--------------------------------------------------------
Class Z                   13,055              n/a
--------------------------------------------------------

PERFORMANCE INFORMATION -- LIBERTY NEW JERSEY
INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS             A                    B                    C                      G                 T                Z
INCEPTION            11/18/02            11/18/02              11/18/02                3/1/01            4/3/98          4/3/98
--------------------------------------------------------------------------------------------------------------------------------
                   WITHOUT   WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH    WITHOUT     WITH    WITHOUT
                   SALES    SALES      SALES      SALES     SALES     SALES      SALES     SALES     SALES      SALES    SALES
                  CHARGE    CHARGE     CHARGE     CHARGE    CHARGE    CHARGE    CHARGE     CHARGE   CHARGE     CHARGE    CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)          3.53   -1.37       3.13      -1.87      3.28      2.28        3.27     -1.73     3.58      -1.32      3.67
-------------------------------------------------------------------------------------------------------------------------------
1-year                8.29    3.13       7.46       2.46      7.62      6.62        7.61      2.61     8.34       3.19      8.50
--------------------------------------------------------------------------------------------------------------------------------
5-year                5.38    4.35       5.03       4.70      5.06      5.06        5.06      4.56     5.39       4.36      5.56
--------------------------------------------------------------------------------------------------------------------------------
Life                  5.21    4.21       4.87       4.70      4.90      4.90        4.89      4.57     5.22       4.22      5.39
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS             A                   B                     C                    G                    T              Z
INCEPTION            11/18/02            11/18/02             11/18/02               3/1/01               4/3/98         4/3/98
--------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT    WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH    WITHOUT    WITH     WITHOUT
                   SALES     SALES     SALES      SALES     SALES     SALES      SALES      SALES    SALES     SALES     SALES
                   CHARGE   CHARGE     CHARGE     CHARGE    CHARGE    CHARGE     CHARGE    CHARGE    CHARGE    CHARGE    CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)          0.96   -3.80       0.57      -4.36      0.69     -0.30        0.68     -4.25     1.00      -3.76      1.08
--------------------------------------------------------------------------------------------------------------------------------
1-year                9.87    4.66       9.03       4.03      9.16      8.16        9.15      4.15     9.92       4.70     10.07
--------------------------------------------------------------------------------------------------------------------------------
Life                  5.19    4.16       4.85       4.51      4.87      4.87        4.87      4.37     5.19       4.17      5.37
--------------------------------------------------------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Class Z shares are sold only at NAV with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, B and C shares, respectively). The returns for class T and G shares include the returns of Retail A Shares (for class T) and Retail B Shares (for class G) of the Galaxy New Jersey Municipal Bond Fund for periods prior to November 18, 2002. Retail A and B shares were initially offered on April 3, 1998. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002. The returns shown for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy New Jersey Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the Galaxy New Jersey Municipal Bond Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. Retail A Shares were initially offered on April 3, 1998. The returns shown for class Z shares include returns of Trust Shares of the Galaxy New Jersey Municipal Bond Fund, whose shares were initially offered on April 3, 1998, for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund.

PERFORMANCE INFORMATION -- LIBERTY NEW YORK
INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------
Growth of $10,000 investment
4/30/93-4/30/03

Class A             Class A           Lehman Brothers                    Lehman
shares              shares       Quality Intermediate                   Brothers
with               without                  Municipal                  Municipal
sales charge   sales charge                Bond Index                 Bond Index

$9,525              $10,000                   $10,000                    $10,000
 9,607               10,087                    10,085                     10,215
10,129               10,634                    10,676                     10,895
10,844               11,385                    11,467                     11,761
11,439               12,009                    12,072                     12,542
12,403               13,022                    12,964                     13,710
13,202               13,860                    13,816                     14,663
12,961               13,607                    13,876                     14,525
14,261               14,973                    15,143                     16,033
15,082               15,834                    16,176                     17,153
16,409               17,222                    17,442                     18,610

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30, 1993, and reinvestment of income and capital gains distributions. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES

                               WITHOUT             WITH
4/30/93 - 4/30/03         SALES CHARGE ($)   SALES CHARGE ($)
-------------------------------------------------------------
Class A                        17,222             16,409
-------------------------------------------------------------
Class B                        16,962             16,962
-------------------------------------------------------------
Class C                        16,995             16,995
-------------------------------------------------------------
Class G                        16,986             16,986
-------------------------------------------------------------
Class T                        17,225             16,412
-------------------------------------------------------------
Class Z                        17,513               n/a
-------------------------------------------------------------

PERFORMANCE INFORMATION -- LIBERTY NEW YORK
INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS              A                    B                     C                    G                 T               Z
INCEPTION             11/25/02             11/25/02             11/25/02               3/1/01           12/31/91        12/31/91
--------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT   WITH      WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH    WITHOUT    WITH     WITHOUT
                   SALES   SALES       SALES      SALES     SALES     SALES      SALES      SALES    SALES     SALES     SALES
                   CHARGE  CHARGE     CHARGE      CHARGE   CHARGE     CHARGE     CHARGE    CHARGE    CHARGE    CHARGE    CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)          3.30   -1.63       2.87      -2.13      3.07      2.07        3.01     -1.99     3.31      -1.61      3.42
--------------------------------------------------------------------------------------------------------------------------------
1-year                8.77    3.59       7.95       2.95      8.16      7.16        8.11      3.11     8.79       3.61      9.01
--------------------------------------------------------------------------------------------------------------------------------
5-year                5.75    4.74       5.43       5.11      5.47      5.47        5.46      4.97     5.76       4.74      5.95
--------------------------------------------------------------------------------------------------------------------------------
10-year               5.59    5.08       5.43       5.43      5.45      5.45        5.44      5.44     5.59       5.08      5.76
--------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)


SHARE CLASS             A                     B                     C                    G                 T              Z
--------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT    WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH    WITHOUT    WITH     WITHOUT
                   SALES     SALES     SALES      SALES     SALES     SALES      SALES      SALES     SALES    SALES     SALES
                   CHARGE   CHARGE    CHARGE     CHARGE     CHARGE    CHARGE     CHARGE    CHARGE    CHARGE    CHARGE    CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)          0.77   -4.02       0.35      -4.59      0.52     -0.47        0.47     -4.47     0.77      -4.01      0.88
--------------------------------------------------------------------------------------------------------------------------------
1-year               10.14    4.90       9.32       4.32      9.50      8.50        9.45      4.45    10.15       4.91     10.37
--------------------------------------------------------------------------------------------------------------------------------
5-year                5.44    4.42       5.14       4.81      5.17      5.17        5.16      4.67     5.45       4.42      5.64
--------------------------------------------------------------------------------------------------------------------------------
10-year               5.61    5.09       5.45       5.45      5.47      5.47        5.47      5.47     5.61       5.10      5.78
--------------------------------------------------------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Class Z shares are sold only at NAV with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, B and C shares, respectively). The returns for class T and G shares include the returns of Retail A Shares (for class T) and Retail B Shares (for class G) of the Galaxy New York Municipal Bond Fund for periods prior to November 25, 2002. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 25, 2002. The returns shown for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy New York Municipal Bond Fund for periods prior to November 25, 2002. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the Galaxy New York Municipal Bond Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. Retail A Shares were initially offered on December 31, 1991. The returns shown for class Z shares include returns of Trust Shares of the Galaxy New York Municipal Bond Fund, whose shares were initially offered on December 31, 1991, for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

PERFORMANCE INFORMATION -- LIBERTY PENNSYLVANIA
INTERMEDIATE MUNICIPAL BOND FUND

Growth of $10,000 investment
5/3/93-4/30/03

Class A             Class A           Lehman Brothers                    Lehman
shares              shares       Quality Intermediate                   Brothers
with               without                  Municipal                  Municipal
sales charge   sales charge                Bond Index                 Bond Index

$9,525              $10,000                   $10,000                    $10,000
 9,643               10,124                    10,085                     10,214
10,111               10,615                    10,676                     10,893
10,632               11,163                    11,467                     11,760
11,243               11,804                    12,072                     12,541
11,980               12,578                    12,964                     13,707
12,683               13,315                    13,816                     14,658
11,998               12,597                    13,876                     14,524
13,274               13,936                    15,143                     16,031
14,305               15,018                    16,176                     17,153
15,364               16,133                    17,437                     18,614

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on May 3, 1993, and reinvestment of income and capital gains distributions. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information from 4/30/93.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES

                            WITHOUT              WITH
5/3/93 - 4/30/03        SALES CHARGE ($)    SALES CHARGE ($)
------------------------------------------------------------
Class A                      16,133              15,364
------------------------------------------------------------
Class B                      16,073              16,073
------------------------------------------------------------
Class C                      16,106              16,106
------------------------------------------------------------
Class Z                      16,145                n/a
------------------------------------------------------------

PERFORMANCE INFORMATION -- LIBERTY PENNSYLVANIA
INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS                        A                     B                   C                Z
INCEPTION                       11/25/02             11/25/02            11/25/02          5/3/93
--------------------------------------------------------------------------------------------------
                          WITHOUT      WITH      WITHOUT    WITH     WITHOUT      WITH     WITHOUT
                           SALES       SALES      SALES     SALES     SALES       SALES     SALES
                           CHARGE     CHARGE      CHARGE    CHARGE    CHARGE     CHARGE     CHARGE
--------------------------------------------------------------------------------------------------
6-month (cumulative)         2.89      -1.97        2.51     -2.49      2.72        1.72      2.97
--------------------------------------------------------------------------------------------------
1-year                       7.40       2.30        7.01      2.01      7.23        6.23      7.49
--------------------------------------------------------------------------------------------------
5-year                       5.10       4.09        5.03      4.69      5.07        5.07      5.12
--------------------------------------------------------------------------------------------------
Life                         4.90       4.39        4.86      4.86      4.89        4.89      4.91
--------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS                        A                     B                   C               Z
--------------------------------------------------------------------------------------------------
                          WITHOUT      WITH      WITHOUT     WITH    WITHOUT     WITH      WITHOUT
                           SALES       SALES      SALES      SALES    SALES      SALES      SALES
                           CHARGE     CHARGE      CHARGE    CHARGE    CHARGE     CHARGE     CHARGE
--------------------------------------------------------------------------------------------------
6-month (cumulative)         0.03      -4.68       -0.28     -5.20     -0.10       -1.08      0.09
--------------------------------------------------------------------------------------------------
1-year                       8.94       3.77        8.61      3.61      8.81        7.81      9.01
--------------------------------------------------------------------------------------------------
5-year                       4.79       3.77        4.72      4.39      4.76        4.76      4.80
--------------------------------------------------------------------------------------------------
Life                         4.85       4.33        4.82      4.82      4.84        4.84      4.86
--------------------------------------------------------------------------------------------------



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-2%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold only at NAV with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class Z shares for periods prior to their inception. The returns for class Z shares include the returns for Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund for periods prior to November 25, 2002, and returns of the Pillar Fund for periods prior to August 27, 2001. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 25, 2002. The returns shown for class Z shares include returns of Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the Fund, and returns of the Pillar Fund (whose shares were initially offered on May 3, 1993) for periods prior to August 27, 2001.

PERFORMANCE INFORMATION -- LIBERTY RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND

Growth of $10,000 investment
12/20/94-4/30/03

Class A             Class A           Lehman Brothers                    Lehman
shares              shares       Quality Intermediate                   Brothers
with               without                  Municipal                  Municipal
sales charge   sales charge                Bond Index                 Bond Index

$9,525              $10,000                   $10,000                    $10,000
 9,538               10,014                    10,000                     10,000
 9,986               10,484                    10,552                     10,719
10,691               11,224                    11,334                     11,572
11,368               11,935                    11,932                     12,341
12,342               12,957                    12,814                     13,488
13,105               13,759                    13,656                     14,424
12,925               13,569                    13,715                     14,292
14,214               14,922                    14,967                     15,775
15,110               15,864                    15,989                     16,879
16,264               17,077                    17,233                     18,310

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on December 20, 1994 and reinvestment of income and capital gains distributions. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from 12/31/94.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES

                             WITHOUT              WITH
12/20/94 - 4/30/03       SALES CHARGE ($)   SALES CHARGE ($)
------------------------------------------------------------
Class A                       17,077             16,264
------------------------------------------------------------
Class B                       16,767             16,767
------------------------------------------------------------
Class C                       16,793             16,793
------------------------------------------------------------
Class G                       16,777             16,777
------------------------------------------------------------
Class T                       17,085             16,272
------------------------------------------------------------
Class Z                       17,093               n/a
------------------------------------------------------------

PERFORMANCE INFORMATION -- LIBERTY RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS               A                    B                   C                   G                    T             Z
INCEPTION             11/18/02             11/18/02             11/18/02             3/1/01              12/20/94       6/19/00
--------------------------------------------------------------------------------------------------------------------------------
                 WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH    WITHOUT     WITH     WITHOUT     WITH    WITHOUT
                  SALES     SALES      SALES      SALES     SALES     SALES     SALES      SALES     SALES     SALES     SALES
                  CHARGE    CHARGE    CHARGE     CHARGE    CHARGE     CHARGE    CHARGE    CHARGE     CHARGE    CHARGE    CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)        3.16     -1.75       2.73      -2.27     2.90       1.90      2.80      -2.20      3.21      -1.70      3.21
--------------------------------------------------------------------------------------------------------------------------------
1-year              7.71      2.56       6.82       1.82     6.99       5.99      6.89       1.89      7.77       2.61      7.78
--------------------------------------------------------------------------------------------------------------------------------
5-year              5.69      4.65       5.30       4.97     5.33       5.33      5.31       4.82      5.70       4.66      5.71
--------------------------------------------------------------------------------------------------------------------------------
Life                6.61      5.99       6.38       6.38     6.40       6.40      6.39       6.39      6.62       6.00      6.62
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF  3/31/03 (%)



SHARE CLASS              A                    B                    C                    G                   T              Z
--------------------------------------------------------------------------------------------------------------------------------
                 WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH    WITHOUT     WITH     WITHOUT     WITH    WITHOUT
                  SALES      SALES     SALES      SALES     SALES     SALES     SALES      SALES     SALES     SALES     SALES
                  CHARGE    CHARGE    CHARGE     CHARGE    CHARGE     CHARGE    CHARGE    CHARGE     CHARGE    CHARGE    CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)        0.92     -3.88       0.50      -4.46     0.62      -0.37      0.54      -4.42      0.94      -3.86      0.95
--------------------------------------------------------------------------------------------------------------------------------
1-year              9.01      3.80       8.10       3.10     8.24       7.24      8.14       3.14      9.04       3.83      9.05
--------------------------------------------------------------------------------------------------------------------------------
5-year              5.45      4.42       5.07       4.74     5.10       5.10      5.08       4.59      5.45       4.43      5.46
--------------------------------------------------------------------------------------------------------------------------------
Life                6.58      5.95       6.35       6.35     6.37       6.37      6.36       6.36      6.58       5.96      6.59
--------------------------------------------------------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For Class G shares, the CDSC for the holding period after purchase is as follows: through first year-5%, second year-4%, third year-4%, fifth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For Class T shares, the "with sales charge" returns include the maximum initial sales charge of 4.75%. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold only at NAV with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, B, and C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, B and C shares, respectively). The returns for class T and G shares include the returns of Retail A Shares(for class T) and Retail B Shares (for class G) of the Galaxy Rhode Island Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Rhode Island Municipal Bond Fund (March 1, 2001). Retail A Shares were initially offered on Decenber 20, 1994. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002. The average annual total returns shown include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy Rhode Island Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Rhode Island Municipal Bond Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. Retail A Shares were initially offered on December 20, 1994. The average annual total returns shown include the returns of Trust Shares of the Galaxy Rhode Island Municipal Bond Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund. The returns for class Z shares also include the returns of Retail A Shares of the Galaxy Rhode Island Municipal Bond Fund for periods prior to the inception of Trust Shares (June 19, 2000). Class Z shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been higher to the extent that expenses for class Z shares are lower than expenses paid by Retail A Shares.

                               PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A            11.12
Class B            11.12
Class C            11.12
Class G            11.12
Class T            11.12
Class Z            11.12

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A             0.18
Class B             0.14
Class C             0.16
Class G             0.16
Class T             0.20
Class Z             0.21

SEC YIELDS
AS OF 4/30/03 (%)

Class A             1.93
Class B             1.19
Class C             1.59
Class G             1.31
Class T             1.99
Class Z             2.30

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 1.24% for class C shares.

TAXABLE-EQUIVALENT SEC
YIELDS AS OF 4/30/03 (%)

Class A             3.14
Class B             1.94
Class C             2.59
Class G             2.13
Class T             3.24
Class Z             3.75

Taxable-equivalent SEC yields are based on the maximum effective 38.60% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

      For the six-month period that ended April 30, 2003, class A shares of Liberty Connecticut Intermediate Municipal Bond Fund returned 3.10% without sales charge. That was higher than the other states municipal debt funds tracked by Lipper, which had an average total return of 3.07%. However, the fund underperformed the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.31%.

      On April 30, 2003, the fund's class A shares had a 30-day SEC annualized yield of 1.93%. This equaled a taxable yield of 3.14% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

TOP 5 SECTORS AS OF APRIL 30, 2003 (%)

Local general obligation     25.4
Refunded/escrowed            13.4
State general obligation     11.8
Education                    10.9
Specialty non-property tax    9.2

SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THIS SECTOR BREAKDOWN IN THE FUTURE.

MATURITY BREAKDOWN
AS OF 4/30/03 (%)
0-1 year                0.4
1-3 years              15.8
3-5 years               8.9
5-7 years               6.6
7-10 years             23.9
10-15 years            27.3
15-20 years             9.0
20-25 years             2.4
25+ years               1.7
Net cash & equivalent   4.0

Maturity breakdown is calculated as a percentage of net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.

CREDIT RATING BREAKDOWN
AS OF 4/30/03 (%)

AAA                 78.8
AA                  15.8
A                    1.2
BBB                  0.2
Net cash &
  equivalent         4.0

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A            10.56
Class B            10.56
Class C            10.56
Class Z            10.56

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A             0.16
Class B             0.13
Class C             0.14
Class Z             0.19

SEC YIELDS
AS OF 4/30/03 (%)

Class A             1.58
Class B             0.73
Class C             1.88
Class Z             1.88

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 1.53% for class C shares.

TAXABLE-EQUIVALENT SEC
YIELDS AS OF 4/30/03 (%)

Class A             2.57
Class B             1.19
Class C             3.06
Class Z             3.06

Taxable-equivalent SEC yields are based on the maximum effective 38.60% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

      For the six-month period that ended April 30, 2003, class A shares of Liberty Florida Intermediate Municipal Bond Fund returned 2.95% without sales charge. That was lower than both the Florida intermediate municipal debt funds tracked by Lipper, which had an average total return of 3.17%, and the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.31%.

      On April 30, 2003, the fund's class A shares had a 30-day SEC annualized yield of 1.58%. This equaled a taxable yield of 2.57% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

TOP 5 SECTORS AS OF APRIL 30, 2003 (%)
Refunded                     21.5
Water/sewer                  18.2
Specialty non-property tax   16.4
Hospital                      8.7
State general obligation      8.1

SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THIS SECTOR BREAKDOWN IN THE FUTURE.

MATURITY BREAKDOWN
AS OF 4/30/03 (%)

0-0.99 year                2.5
1-2.99 years              17.2
3-4.99 years              14.0
5-6.99 years              14.5
7-9.99 years              17.6
10-14.99 years            30.7
Net cash & equivalent      3.5

Maturity breakdown is calculated as a percentage of net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.

CREDIT RATING BREAKDOWN
AS OF 4/30/03 (%)

AAA                 79.0
AA                  17.5
Net cash &
   equivalent        3.5

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A           10.78
Class B           10.78
Class C           10.78
Class G           10.78
Class T           10.78
Class Z           10.78

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A             0.17
Class B             0.14
Class C             0.16
Class G             0.16
Class T             0.19
Class Z             0.20

SEC YIELDS
AS OF 4/30/03 (%)

Class A             2.45
Class B             1.92
Class C             2.37
Class G             1.97
Class T             2.51
Class Z             2.85


The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 1.92% for class C shares.

TAXABLE-EQUIVALENT SEC
YIELDS AS OF 4/30/03 (%)

Class A             3.99
Class B             3.13
Class C             3.86
Class G             3.24
Class T             4.09
Class Z             4.64

Taxable-equivalent SEC yields are based on the maximum effective 38.60% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

      For the six-month period that ended April 30, 2003, class A shares of Liberty Intermediate Tax-Exempt Bond Fund returned 3.39% without sales charge. That was higher than both the intermediate municipal debt funds tracked by Lipper, which had an average total return of 3.15%, and the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.31%.

      On April 30, 2003, the fund's class A shares had a 30-day SEC annualized yield of 2.45%. This equaled a taxable yield of 3.99% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

TOP 5 SECTORS AS OF APRIL 30, 2003 (%)

Local general obligation     14.2
Refunded/escrowed            12.3
State general obligation     11.2
Specialty non-property tax    9.5
Water/sewer                   8.2

SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THIS SECTOR BREAKDOWN IN THE FUTURE.

MATURITY BREAKDOWN
AS OF 4/30/03 (%)

0-0.99 year                0.7
1-2.99 years               9.1
3-4.99 years               9.3
5-6.99 years              11.4
7-9.99 years              22.1
10-14.99 years            32.7
15-19.99 years            10.0
20-24.99 years             2.0
25 years and over          1.3
Net cash & equivalent      1.4



Maturity breakdown is calculated as a percentage of net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.

CREDIT RATING BREAKDOWN
AS OF 4/30/03 (%)

AAA                 75.2
AA                  20.0
A                    2.8
BBB                  0.6
Net cash &
  equivalent         1.4

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A            10.93
Class B            10.93
Class C            10.93
Class G            10.93
Class T            10.93
Class Z            10.93

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A             0.15
Class B             0.12
Class C             0.13
Class G             0.16
Class T             0.20
Class Z             0.21

SEC YIELDS
AS OF 4/30/03 (%)

Class A             2.79
Class B             2.15
Class C             2.51
Class G             2.32
Class T             2.87
Class Z             3.20

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 2.16% for class C shares.

TAXABLE-EQUIVALENT SEC
YIELDS AS OF 4/30/03 (%)

Class A             4.54
Class B             3.50
Class C             4.09
Class G             3.78
Class T             4.67
Class Z             5.21

Taxable-equivalent SEC yields are based on the maximum effective 38.60% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

      For the six-month period that ended April 30, 2003, class A shares of Liberty Massachusetts Intermediate Municipal Bond Fund returned 3.36% without sales charge. That was higher than the both the Massachusetts municipal debt funds tracked by Lipper, which had an average total return of 3.03%, and the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.31%.

      On April 30, 2003, the fund's class A shares had a 30-day SEC annualized yield of 2.79%. This equaled a taxable yield of 4.54% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

TOP 5 SECTORS AS OF APRIL 30, 2003 (%)
Local general obligation     22.1
Refunded/escrowed            20.5
Education                    16.7
State general obligation      8.8
Hospital                      7.3


SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THIS SECTOR BREAKDOWN IN THE FUTURE.

MATURITY BREAKDOWN
AS OF 4/30/03 (%)
0-1 year                1.4
1-3 years              10.1
3-5 years              10.2
5-7 years              14.8
7-10 years             22.1
10-15 years            26.4
15-20 years             4.9
20-25 years             2.7
25+ years               3.6
Net cash & equivalent   3.8


Maturity breakdown is calculated as a percentage of net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.

CREDIT RATING BREAKDOWN
AS OF 4/30/03 (%)

AAA                 66.4
AA                  26.1
A                    2.5
BBB                  1.2
Net cash
  & equivalent       3.8

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A            10.59
Class B            10.59
Class C            10.59
Class G            10.59
Class T            10.59
Class Z            10.59

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A             0.23
Class B             0.20
Class C             0.21
Class G             0.22
Class T             0.25
Class Z             0.26

SEC YIELDS
AS OF 4/30/03 (%)

Class A             2.13
Class B             1.37
Class C             1.74
Class G             1.65
Class T             2.07
Class Z             2.46

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 1.39% for class C shares.

TAXABLE-EQUIVALENT SEC
YIELDS AS OF 4/30/03 (%)

Class A             3.47
Class B             2.23
Class C             2.83
Class G             2.69
Class T             3.37
Class Z             4.01

Taxable-equivalent SEC yields are based on the maximum effective 38.60% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

      For the six-month period that ended April 30, 2003, class A shares of Liberty New Jersey Intermediate Municipal Bond Fund returned 3.53% without sales charge. That was higher than both the Lipper Other State Intermediate Municipal Debt Index, which had a total return of 3.07%, and the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.31%.

      On April 30, 2003, the fund's class A shares had a 30-day SEC annualized yield of 2.13%. This equaled a taxable yield of 3.47% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

TOP 5 SECTORS AS OF APRIL 30, 2003 (%)
Local general obligation     27.8
State appropriated           11.4
Pool/bond bank                7.3
Refunded/escrowed             7.1
Transportation                7.0

SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THIS SECTOR BREAKDOWN IN THE FUTURE.

MATURITY BREAKDOWN
AS OF 4/30/03 (%)
0-1 year                0.6
1-3 years               7.3
3-5 years               8.6
5-7 years              15.8
7-10 years             15.2
10-15 years            35.1
15-20 years            13.2
20-25 years             0.5
25+ years               0.3
Net cash & equivalent   3.4

Maturity breakdown is calculated as a percentage of net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.

CREDIT RATING BREAKDOWN
AS OF 4/30/03 (%)

AAA                 72.8
AA                  18.7
A                    5.1
Net cash
  & equivalent       3.4

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A            11.95
Class B            11.95
Class C            11.95
Class G            11.95
Class T            11.95
Class Z            11.95

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A             0.20
Class B             0.15
Class C             0.18
Class G             0.19
Class T             0.22
Class Z             0.23

SEC YIELDS
AS OF 4/30/03 (%)

Class A             2.08
Class B             1.38
Class C             1.82
Class G             1.66
Class T             2.15
Class Z             2.49

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 1.47% for class C shares.

TAXABLE-EQUIVALENT SEC
YIELDS AS OF 4/30/03 (%)

Class A             3.39
Class B             2.25
Class C             2.96
Class G             2.70
Class T             3.50
Class Z             4.06

Taxable-equivalent SEC yields are based on the maximum effective 38.60% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

      For the six-month period that ended April 30, 2003, class A shares of Liberty New York Intermediate Municipal Bond Fund returned 3.30% without sales charge. That was higher than the New York intermediate municipal debt funds tracked by Lipper, which had an average total return of 2.86%, and on par with the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.31%.

      On April 30, 2003, the fund's class A shares had a 30-day SEC annualized yield of 2.08%. This equaled a taxable yield of 3.39% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

TOP 5 SECTORS AS OF APRIL 30, 2003 (%)
Refunded/escrowed            19.3
State appropriated           13.3
Local general obligation     11.9
Education                    10.5
Turnpike/bridge/tollroad      9.0

SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THIS SECTOR BREAKDOWN IN THE FUTURE.

MATURITY BREAKDOWN
AS OF 4/30/03 (%)
0-1 year                0.4
1-3 years               5.5
3-5 years               7.5
5-7 years              20.3
7-10 years             19.8
10-15 years            28.9
15-20 years            11.0
20-25 years             1.0
25+ years               1.9
Net cash & equivalent   3.7

Maturity breakdown is calculated as a percentage of net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.

CREDIT RATING BREAKDOWN
AS OF 4/30/03 (%)

AAA                 52.9
AA                  36.3
A                    7.1
Net cash
& equivalent         3.7

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A            10.43
Class B            10.43
Class C            10.43
Class Z            10.43

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A             0.13
Class B             0.10
Class C             0.12
Class Z             0.16

SEC YIELDS
AS OF 4/30/03 (%)

Class A             1.87
Class B             1.19
Class C             1.65
Class Z             2.22

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 1.30% for class C shares.

TAXABLE-EQUIVALENT SEC
YIELDS AS OF  4/30/03 (%)

Class A             3.05
Class B             1.94
Class C             2.69
Class Z             3.62

Taxable-equivalent SEC yields are based on the maximum effective 38.60% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

      For the six-month period that ended April 30, 2003, class A shares of Liberty Pennsylvania Intermediate Municipal Bond Fund returned 2.89% without sales charge. That was lower than both the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.31%, and the Pennsylvania municipal debt funds tracked by Lipper, which had an average total return of 3.23%.

      On April 30, 2003, the fund's class A shares had a 30-day SEC annualized yield of 1.87%. This equaled a taxable yield of 3.05% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

TOP 5 SECTORS AS OF APRIL 30, 2003 (%)
Local general obligation     43.0
Education                    11.9
State general obligation     11.0
Other industrial revenue      5.6
Turnpike/bridge/tollroad      5.5

SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THESE SECTOR BREAKDOWNS IN THE FUTURE.

MATURITY BREAKDOWN
AS OF 4/30/03 (%)
1-2.99 years               1.4
3-4.99 years               7.3
5-6.99 years              12.9
7-9.99 years              44.3
10-14.99 years            24.3
15-19.99 years             3.6
Net cash & equivalent      6.2

Maturity breakdown is calculated as a percentage of net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.

CREDIT RATING BREAKDOWN
AS OF 4/30/03 (%)

AAA                 74.0
AA                  18.0
A                    1.8
Net cash
  & equivalent       6.2

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A            11.57
Class B            11.57
Class C            11.57
Class G            11.57
Class T            11.57
Class Z            11.57

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A             0.18
Class B             0.14
Class C             0.15
Class G             0.16
Class T             0.20
Class Z             0.20

SEC YIELDS
AS OF 4/30/03 (%)

Class A             2.08
Class B             1.38
Class C             1.71
Class G             1.55
Class T             2.30
Class Z             2.42

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 1.36% for class C shares and 2.15% for class T shares.

TAXABLE-EQUIVALENT SEC
YIELDS AS OF 4/30/03 (%)

Class A             3.39
Class B             2.25
Class C             2.79
Class G             2.52
Class T             3.75
Class Z             3.94

Taxable-equivalent SEC yields are based on the maximum effective 38.60% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

      For the six-month period that ended April 30, 2003, class A shares of Liberty Rhode Island Intermediate Municipal Bond Fund returned 3.16% without sales charge. That was higher than the other states municipal debt funds tracked by Lipper, which had an average total return of 3.07%. However, the fund underperformed the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.31%.

      On April 30, 2003, the fund's class A shares had a 30-day SEC annualized yield of 2.08%. This equaled a taxable yield of 3.39% for shareholders in the 38.60% federal income tax bracket, without taking into account savings on state taxes.

TAX-EXEMPT BONDS INVOLVE SPECIAL RISKS. THE VALUE OF THE FUND WILL BE AFFECTED BY INTEREST RATE CHANGES AND THE CREDITWORTHINESS OF ISSUES HELD IN THE FUND. TAX-FREE MUTUAL FUNDS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, IF APPLICABLE, THE ALTERNATIVE MINIMUM TAX.

SINGLE-STATE MUNICIPAL BOND FUNDS POSE ADDITIONAL RISKS DUE TO LIMITED GEOGRAPHICAL DIVERSIFICATION.

TOP 5 SECTORS AS OF APRIL 30, 2003 (%)
Refunded                     20.5
Local general obligation     17.3
State general obligation     15.0
Education                    14.9
Local appropriated            7.6

SECTOR WEIGHTINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THIS SECTOR BREAKDOWN IN THE FUTURE.

MATURITY BREAKDOWN
AS OF 4/30/03 (%)
0-0.99 year                3.1
1-2.99 years              10.5
3-4.99 years               8.8
5-6.99 years              11.6
7-9.99 years              18.3
10-14.99 years            33.2
15-19.99 years             8.1
20-24.99 years             3.1
25 years and over          2.5
Net cash & equivalent      0.8

Maturity breakdown is calculated as a percentage of net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.

CREDIT RATING BREAKDOWN
AS OF 4/30/03 (%)

AAA                 76.2
AA                  16.9
A                    1.8
BBB                  1.8
Non Rated            2.5
Net cash
  & equivalent       0.8

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

              LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

MUNICIPAL SECURITIES - 95.72%

                  CONNECTICUT - 82.27%

$    1,435,000    Bridgeport, Series A
                  6.50%, 09/01/08
                  Insured: AMBAC                           $   1,708,167
     1,550,000    Bridgeport, Series A
                  5.45%, 03/01/11
                  Insured: AMBAC                               1,724,871
     2,000,000    Bridgeport, Series A
                  6.00%, 07/15/13
                  Insured: FGIC                                2,390,580
     1,080,000    Cheshire, Lot B, GO
                  4.50%, 08/01/07                              1,184,112
       885,000    Colchester, Lot A, GO
                  5.40%, 08/15/10
                  Insured: AMBAC                               1,019,069
       275,000    Connecticut State Airport Revenue
                  Bradley International Airport
                  7.40%, 10/01/04
                  Insured: FGIC                                  290,100
       345,000    Connecticut State Airport Revenue
                  Pre-refunded 10/01/04
                  7.65%, 10/01/12
                  Insured: FGIC                                  374,529
     1,565,000    Connecticut State COP
                  Juvenile Training School
                  5.25%, 12/15/14                              1,746,822
     1,500,000    Connecticut State Clean Water Fund
                  5.25%, 07/15/11                              1,674,465
     1,200,000    Connecticut State Clean Water Fund
                  6.00%, 10/01/12                              1,441,596
       500,000    Connecticut State Development
                  Authority
                  The Elim Park Baptist Home, Inc.
                  5.75%, 12/01/23                                500,755
       500,000    Connecticut State HEFA
                  Backus (William W.) Hospital
                  Issue
                  Series D
                  5.63%, 07/01/17
                  Insured: AMBAC                                 558,985
       900,000    Connecticut State HEFA
                  Connecticut College, Series C-1
                  5.50%, 07/01/27
                  Insured: MBIA                                  975,933
     1,250,000    Connecticut State HEFA
                  Connecticut College, Series D-1
                  5.75%, 07/01/30
                  Insured: MBIA                                1,400,425
       500,000    Connecticut State HEFA
                  Connecticut College Issue,
                  Series E
                  5.00%, 07/01/14
                  Insured: MBIA                                  551,240
       400,000    Connecticut State HEFA
                  Connecticut College Issue,
                  Series E
                  5.25%, 07/01/22                                431,012
     2,000,000    Connecticut State HEFA
                  Fairfield University, Series I
                  5.25%, 07/01/25
                  Insured: MBIA                                2,110,600
       750,000    Connecticut State HEFA
                  Greenwich Hospital Issue, Series A
                  5.30%, 07/01/08
                  Insured: MBIA                                  841,987


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,000,000    Connecticut State HEFA Greenwich
                  Hospital Issue, Series A
                  5.75%, 07/01/16                          $   2,236,380
     1,060,000    Connecticut State HEFA
                  Middlesex Hospital, Series H
                  5.00%, 07/01/12
                  Insured: MBIA                                1,149,114
     1,000,000    Connecticut State HEFA
                  New Britain General Hospital, Series B
                  6.00%, 07/01/09
                  Insured: AMBAC                               1,073,070
     1,000,000    Connecticut State HEFA
                  New Haven-Yale Hospital, Series H
                  5.63%, 07/01/16                              1,114,410
     1,000,000    Connecticut State HEFA
                  New Horizons Village Project,
                  7.05%, 11/01/09
                  Insured: AMBAC-TCRS                          1,102,730
       375,000    Connecticut State HEFA
                  Newington Childrens Hospital, Series A
                  5.65%, 07/01/05
                  Insured: MBIA                                  399,787
     1,000,000    Connecticut State HEFA
                  Sharon Health Care,
                  6.00%, 11/01/09
                  Insured: AMBAC-TCRS                          1,090,760
     1,750,000    Connecticut State HEFA
                  Special Care Hospital, Series B,
                  5.38%, 07/01/17                              1,808,730
     2,740,000    Connecticut State HEFA
                  St. Raphael Hospital, Series H,
                  5.30%, 07/01/10
                  Insured: AMBAC                               3,067,704
     2,000,000    Connecticut State HEFA
                  Stamford Hospital, Series F
                  5.40%, 07/01/09
                  Insured: MBIA                                2,174,420
     2,000,000    Connecticut State HEFA
                  Trinity College, Series E
                  5.80%, 07/01/16
                  Insured: MBIA                                2,249,920
       500,000    Connecticut State HEFA
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA                                  577,845
     2,825,000    Connecticut State HEFA
                  Trinity College, Series G
                  5.50%, 07/01/15
                  Insured: AMBAC                               3,220,783
     1,000,000    Connecticut State HEFA
                  Trinity College, Series G
                  5.00%, 07/01/31
                  Insured: AMBAC                               1,036,250
       260,000    Connecticut State HEFA
                  Village Families & Children, Series A
                  5.00%, 07/01/23
                  Insured: AMBAC                                 270,499
     1,350,000    Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series A, GO
                  6.20%, 05/15/14                              1,382,292
       850,000    Connecticut State HFA
                  Series A-3, GO
                  5.95%, 05/15/17                                903,907


                       See Notes to Financial Statements.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  CONNECTICUT (CONTINUED)

$    3,215,000    Connecticut State HFA Housing Mortgage
                  Finance Program
                  Series A-1, GO
                  5.95%, 05/15/11                          $   3,349,033
       100,000    Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series B
                  6.20%, 05/15/12
                  Insured: FHA                                   102,177
     1,000,000    Connecticut State HFA Housing Mortgage
                  Finance Program
                  Series B
                  6.30%, 05/15/24
                  Insured: FHA                                 1,021,010
     1,710,000    Connecticut State HFA Housing Mortgage
                  Finance Program
                  Series B-1,
                  6.00%, 11/15/15                              1,767,644
     1,010,000    Connecticut State HFA Housing Mortgage
                  Finance Program
                  Series C-1, GO
                  6.00%, 11/15/10                              1,082,154
     4,200,000    Connecticut State HFA
                  Series E-1,
                  5.90%, 05/15/15                              4,492,194
     1,105,000    Connecticut State Regional School District
                  No. 15
                  5.00%, 02/01/15
                  Insured: FGIC                                1,239,722
     1,025,000    Connecticut State Regional School District
                  No. 15
                  5.00%, 02/01/16
                  Insured: FGIC                                1,149,445
     4,750,000    Connecticut State Resource Recovery
                  Authority Mid-Connecticut, Series A
                  6.25%, 11/15/05
                  Insured: MBIA                                5,301,712
     2,275,000    Connecticut State Resource Recovery
                  Authority Mid-Connecticut, Series A
                  6.25%, 11/15/06
                  Insured: MBIA                                2,615,750
     1,000,000    Connecticut State Resource Recovery
                  Authority Mid-Connecticut, Series A
                  5.75%, 11/15/07
                  Insured: MBIA                                1,148,890
     2,000,000    Connecticut State Resource Recovery
                  Authority Mid-Connecticut, Series A
                  5.38%, 11/15/10
                  Insured: MBIA                                2,248,060
     1,000,000    Connecticut State Resource Recovery
                  Authority Mid-Connecticut, Series A
                  5.50%, 11/15/11
                  Insured: MBIA                                1,121,200
     2,500,000    Connecticut State Resource Recovery
                  Authority Bridgeport Resco Co.
                  5.00%, 01/01/07                              2,754,675
     2,000,000    Connecticut State Special Assessment
                  Series A
                  5.25%, 01/01/10
                  Insured: FSA                                 2,249,500


PAR VALUE                                                      VALUE
---------                                                      -----

$    1,000,000    Connecticut State Special Assessment
                  Series A
                  5.25%, 01/01/11
                  Insured: AMBAC                           $   1,086,690
     2,025,000    Connecticut State, Series A
                  5.25%, 06/15/10                              2,272,273
     2,500,000    Connecticut State, Series A
                  5.25%, 03/15/13                              2,776,475
     2,500,000    Connecticut State, Series A
                  5.25%, 03/15/14                              2,768,625
     1,000,000    Connecticut State, Series A, GO
                  5.13%, 03/01/10                              1,121,830
       865,000    Connecticut State, Series A, GO
                  5.50%, 04/15/19                                956,456
     1,000,000    Connecticut State, Series A
                  Unrefunded balance
                  6.25%, 05/15/06                              1,133,040
     1,000,000    Connecticut State, Series C
                  5.38%, 12/15/10                              1,145,510
       500,000    Connecticut State, Series C, GO
                  5.50%, 08/15/05                                530,690
     1,310,000    Connecticut State, Series C
                  Prerefunded balance
                  5.80%, 08/15/08                              1,401,045
        10,000    Connecticut State, Series B
                  Pre-refunded
                  5.40%, 03/15/08                                 11,367
       390,000    Connecticut State, Series B
                  Unrefunded balance
                  5.40%, 03/15/08                                441,328
     1,000,000    Connecticut State, Series B
                  5.75%, 11/01/11                              1,183,470
        25,000    Connecticut State, Series E
                  Pre-refunded
                  6.00%, 03/15/12                                 29,900
       975,000    Connecticut State, Series E
                  Unrefunded balance
                  6.00%, 03/15/12                              1,166,110
     2,000,000    Connecticut State, SP OB
                  6.10%, 10/01/12
                  Insured: FGIC                                2,158,340
     1,250,000    Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/07                              1,408,300
       750,000    Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.38%, 09/01/08                                856,657
     1,160,000    Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.70%, 06/01/12
                  Insured: FGIC                                1,311,276
     3,250,000    Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.50%, 10/01/12
                  Insured: FGIC                                3,774,745
     1,000,000    Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.60%, 06/01/13
                  Insured: FGIC                                1,096,320
     2,100,000    Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.25%, 10/01/14
                  Insured: FGIC                                2,334,612


                       See Notes to Financial Statements.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  CONNECTICUT (CONTINUED)

$    3,920,000    Connecticut State, SP OB
                  Transportation Infrastructure, Series B
                  5.50%, 10/01/11
                  Insured: FGIC                            $   4,197,340
       400,000    Connecticut State, SP OB
                  Transportation Infrastructure, Series B
                  6.13%, 09/01/12                                482,172
       200,000    Danbury, GO
                  5.63%, 02/01/13                                231,800
       640,000    East Haven, GO
                  5.00%, 09/01/15
                  Insured: MBIA                                  722,458
     1,000,000    East Lyme, GO
                  5.00%, 07/15/05
                  Insured: FGIC                                1,079,180
       855,000    Easton, GO
                  4.75%, 10/15/21                                882,634
     1,100,000    Fairfield, GO
                  5.00%, 01/01/18                              1,174,404
     2,200,000    Fairfield, Series A, GO
                  5.00%, 04/01/22                              2,314,686
       820,000    Farmington, GO
                  5.00%, 09/15/19                                885,862
     2,000,000    Georgia, GO
                  6.00%, 07/01/04                              2,113,040
     3,750,000    Hamden, GO
                  5.00%, 08/15/06
                  Insured: MBIA                                4,151,438
       500,000    Hamden, GO
                  Pre-refunded 08/15/06
                  5.50%, 08/15/14
                  Insured: MBIA                                  565,220
       500,000    Hartford, GO
                  5.70%, 10/01/12
                  Insured: FGIC                                  559,990
     1,000,000    Hartford, GO
                  5.75%, 10/01/13
                  Insured: FGIC                                1,121,170
     2,065,000    Hartford, GO
                  4.75%, 12/01/15
                  Insured: FSA                                 2,251,470
       250,000    Hartford County
                  Metropolitan District, GO
                  6.70%, 10/01/09                                305,815
     1,205,000    Hartford County
                  Metropolitan District, GO
                  5.00%, 04/01/19                              1,298,375
       300,000    Meriden, GO
                  5.75%, 10/15/04
                  Insured: AMBAC                                 319,767
       580,000    Monroe, GO
                  5.63%, 04/15/14
                  Insured: FGIC                                  646,329
       370,000    Montville, GO
                  5.30%, 12/01/09                                423,550
       500,000    New Canaan, GO
                  4.75%, 02/01/18                                518,260
     1,500,000    New Haven, GO
                  5.38%, 02/15/11
                  Insured: FGIC                                1,681,545


PAR VALUE                                                      VALUE
---------                                                      -----

$      630,000    New Haven, Series A, GO
                  5.00%, 11/01/05
                  Insured: FGIC                            $     685,522
     2,000,000    New Haven, Series A, GO
                  5.25%, 11/01/16
                  Insured: FGIC                                2,255,260
     2,000,000    New Haven, Series C, GO
                  5.00%, 11/01/18
                  Insured: MBIA                                2,168,360
     1,290,000    New London, Series C, GO
                  5.00%, 02/01/17
                  Insured: AMBAC                               1,401,946
       250,000    New Milford, GO
                  5.50%, 08/01/08                                287,850
     1,725,000    Ridgefield, Lot A, GO
                  5.00%, 03/01/12                              1,936,433
     1,100,000    Seymour, Lot B, GO
                  5.25%, 08/01/15
                  Insured: MBIA                                1,224,377
       985,000    South Central Regional Water
                  Authority Water System, 13th Series A
                  6.00%, 08/01/09
                  Insured: MBIA                                1,054,108
     1,045,000    South Central Regional Water
                  Authority Water System, 13th Series A
                  6.00%, 08/01/10
                  Insured: MBIA                                1,118,317
     1,000,000    Stamford, GO
                  5.00%, 08/15/19                              1,072,900
       970,000    Torrington, GO
                  4.00%, 04/15/11
                  Insured: FSA                                 1,018,141
       825,000    Torrington, GO
                  4.00%, 04/15/12
                  Insured: FSA                                   861,902
     1,300,000    Torrington, GO
                  5.13%, 09/15/12
                  Insured: FGIC                                1,441,219
       100,000    Trumbull, GO
                  6.00%, 05/15/04                                105,023
     1,140,000    Trumbull, GO
                  5.00%, 01/15/05                              1,210,976
     1,085,000    University of Connecticut
                  Series A
                  5.00%, 04/01/10                              1,212,477
     1,000,000    University of Connecticut
                  Series A
                  5.38%, 04/01/13                              1,136,410
     1,000,000    University of Connecticut
                  Series A
                  5.25%, 04/01/14
                  Insured: MBIA                                1,105,580
     2,000,000    University of Connecticut
                  Series A, GO
                  5.38%, 03/01/19
                  Insured: FGIC                                2,182,280
     1,185,000    University of Connecticut
                  Student Fee, Series A
                  5.25%, 05/15/14                              1,332,118
       100,000    West Hartford, GO
                  6.00%, 05/01/07                                115,159
     2,345,000    West Hartford, GO
                  5.00%, 07/15/11                              2,636,484
       550,000    Westport, GO
                  5.38%, 08/15/14                                618,673


                       See Notes to Financial Statements.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  CONNECTICUT (CONTINUED)

$    1,550,000    Westport, GO
                  5.38%, 08/15/15                          $   1,740,820
     1,155,000    Westport, GO
                  5.00%, 12/01/16                              1,264,552
     1,890,000    Westport, GO
                  5.00%, 07/15/18                              2,021,166
                                                           -------------
                                                             169,526,632
                                                           -------------

                  ILLINOIS - 0.83%

     1,700,000    Illinois HFA, Bromenn Healthcare, Inc.,
                  1.35%, 08/15/32 (B)                          1,700,000
                                                           -------------

                  NEW YORK - 0.53%

     1,100,000    Long Island Power Authority,
                  1.15%, 05/01/33 (B)                          1,100,000
                                                           -------------

                  PUERTO RICO - 12.09%

     1,250,000    Puerto Rico Commonwealth, GO
                  5.25%, 07/01/10
                  Insured: FSA                                 1,423,250
     4,500,000    Puerto Rico Commonwealth, GO
                  4.82%, 07/01/14 (A)
                  Insured: MBIA                                2,919,960
     1,000,000    Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA                                1,218,090
     3,000,000    Puerto Rico Commonwealth, Series  A, GO
                  5.50%, 07/01/20
                  Insured: FGIC                                3,477,540
     2,615,000    Puerto Rico Commonwealth Highway &
                  Transportation Authority,
                  Infrastructure BK
                  5.25%, 07/01/14
                  Insured: MBIA                                2,914,470
       700,000    Puerto Rico Commonwealth Highway &
                  Transportation Authority, Series X
                  5.30%, 07/01/04                                714,840
     2,500,000    Puerto Rico Commonwealth
                  Infrastructure Financing
                  Authority, Series A
                  5.25%, 07/01/10
                  Insured: AMBAC                               2,817,375
     1,000,000    Puerto Rico Commonwealth
                  Infrastructure Financing Authority
                  Series A
                  5.50%, 10/01/40                              1,096,890
       725,000    Puerto Rico Industrial Tourist
                  Educational,
                  Medical, & Environmental Control
                  Facilities
                  Inter American University, Series A
                  5.25%, 10/01/12                                811,833
       975,000    Puerto Rico Industrial Tourist
                  Educational,
                  Medical, & Environmental Control
                  Facilities
                  Inter American University, Series A
                  5.38%, 10/01/13                              1,086,111
       650,000    Puerto Rico Industrial Tourist
                  Educational,
                  Medical, & Environmental Control
                  Facilities
                  Inter American University, Series A
                  5.50%, 10/01/14                                725,732


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,650,000    Puerto Rico Municipal Finance Agency
                  Series A
                  6.00%, 07/01/09
                  Insured: FSA                             $   2,839,342
     1,500,000    Puerto Rico Municipal Finance Agency
                  Series A
                  5.75%, 08/01/12
                  Insured: FSA                                 1,735,170
     1,000,000    Puerto Rico Municipal Finance Agency
                  Series A
                  5.50%, 07/01/17
                  Insured: FSA                                 1,131,970
                                                           -------------
                                                              24,912,573
                                                           -------------
                  TOTAL MUNICIPAL SECURITIES                 197,239,205
                                                           -------------
                  (Cost $182,699,938)

SHARES
------

INVESTMENT COMPANIES - 2.60%

       455,720    Dreyfus Tax-Exempt
                  Cash Management Fund                           455,720
     4,913,364    Federated Tax-Free Trust                     4,913,364
                                                           -------------
                 TOTAL INVESTMENT COMPANIES                    5,369,084
                                                           -------------
                 (Cost $5,369,084)

TOTAL INVESTMENTS - 98.32%                                   202,608,289
                                                           -------------
(Cost $188,069,022) (C)

NET OTHER ASSETS AND LIABILITIES - 1.68%                       3,456,973
                                                           -------------
NET ASSETS - 100.00%                                       $ 206,065,262
                                                           =============

_____________________________________________
(A) Zero Coupon Bond. Interest rate shown reflects effective yield to maturity at time of purchase.
(B) Variable Rate Bond. Interest rate shown reflects the rate in effect on April 30, 2003.
(C)     Cost for federal income tax purposes is $188,050,645.
AMBAC   American Municipal Bond Assurance Corp.
AMBAC-
TCRS    AMBAC Transferable Custodial Receipts
COP     Certificate of Participation
FGIC    Federal Guaranty Insurance Corp.
FHA     Federal Housing Authority
FSA     Financial Security Assurance Co.
GO      General Obligation
HEFA    Health and Educational Facilities Authority
HFA     Housing Finance Authority
MBIA    Municipal Bond Insurance Association
SP OB   Special Obligation


                       See Notes to Financial Statements.

                LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

MUNICIPAL SECURITIES - 96.22%

                  FLORIDA - 92.00%

  $  1,000,000    Boca Raton
                  Water & Sewer Improvement
                  5.00%, 10/01/08                          $   1,130,280
     1,195,000    Brevard County
                  Constitutional Fuel Tax Revenue
                  6.00%, 08/01/14
                  Insured: FSA                                 1,402,786
     1,025,000    Broward County, Series A, GO
                  5.25%, 01/01/14                              1,140,835
     1,000,000    Broward County, Series B, GO
                  5.00%, 01/01/07                              1,102,990
     1,500,000    Collier County, School Board, COP
                  5.00%, 02/15/13
                  Insured: FSA                                 1,652,115
     1,000,000    Dade County, School Board, COP
                  Series B
                  Pre-refunded 08/01/06
                  5.60%, 08/01/26
                  Insured: AMBAC                               1,131,760
     1,000,000    Dade County, School Board, COP
                  Series B
                  Pre-refunded 08/01/06
                  5.70%, 08/01/16
                  Insured: AMBAC                               1,134,910
     1,000,000    Dade County, School District, GO
                  6.00%, 07/15/06
                  Insured: MBIA                                1,133,180
     1,000,000    Dade County, Water & Sewer System
                  6.25%, 10/01/06
                  Insured: FGIC                                1,147,640
     2,000,000    Escambia County Health Facilities Authority
                  Ascenson Health Credit, Series A
                  5.25%, 11/15/14                              2,194,320
     1,000,000    Florida Municipal Loan Council Revenue
                  Series A
                  5.50%, 05/01/13
                  Insured: MBIA                                1,148,670
     1,000,000    Florida State Board of Education
                  Capital Outlay, Public Education
                  Series A, GO, Pre-refunded 01/01/04
                  5.75%, 06/01/13                              1,151,210
     1,250,000    Florida State Board of Education
                  Capital Outlay, Public Education
                  Series B, GO
                  Pre-refunded 06/01/05
                  5.75%, 06/01/11
                  Insured: MBIA IBC                            1,373,538
     1,500,000    Florida State Board of Education
                  Capital Outlay, Public Education
                  Series C, GO
                  5.25%, 06/01/08
                  Insured: FGIC                                1,699,125
     1,000,000    Florida State Board of Education
                  Lottery Revenue, Series A
                  5.50%, 07/01/12
                  Insured: FGIC                                1,155,240


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,000,000    Florida State Division of Bond Finance
                  Department of Environmental Protection
                  Preservation, Series 2000-A
                  Pre-refunded 07/01/05
                  5.70%, 07/01/09
                  Insured: AMBAC                           $   2,201,580
     1,000,000    Florida State Division of Bond Finance
                  Department of Environmental Protection
                  Preservation, Series 2000-A
                  5.50%, 07/01/12
                  Insured: MBIA                                1,107,190
     2,000,000    Florida State Division of Bond Finance
                  Department of Environmental Protection
                  Preservation, Series 2000-B
                  5.50%, 07/01/08
                  Insured: FSA                                 2,293,380
     1,655,000    Florida State Housing & Finance Authority
                  Homeowner Mortgages, Series 1
                  5.05%, 07/01/12
                  Insured: MBIA                                1,749,318
     1,890,000    Florida State Housing & Finance Authority
                  Plantation Colony Apartments, Series B
                  5.70%, 10/01/24
                  Insured: FNMA                                1,975,712
     2,200,000    Florida State Jacksonville Transportation
                  Senior Lien, GO
                  6.00%, 07/01/08                              2,540,824
     2,000,000    Florida State Turnpike Authority, Series A
                  5.25%, 07/01/11
                  Insured: FGIC                                2,033,980
     1,000,000    Florida WPC Financing Co.
                  5.00%, 01/15/08                              1,115,400
     1,390,000    Florida WPC Financing Co.
                  5.50%, 01/15/13                              1,578,289
     2,000,000    Gainesville, Utilities System  Authority
                  Series B
                  5.50%, 10/01/13                              2,072,440
     1,000,000    Gulf Breeze, Series C
                  5.00%, 12/01/15
                  Insured: FGIC                                1,087,130
     2,000,000    Hillsborough County, School Board, COP
                  Pre-refunded 07/01/04
                  5.90%, 07/01/09
                  Insured: MBIA                                2,149,960
     2,000,000    Hillsborough County, School Board, COP
                  Master Lease Program
                  Pre-refunded 07/01/05
                  5.63%, 07/01/15
                  Insured: AMBAC                               2,217,340
     1,060,000    Hillsborough County School District
                  Sales Tax Revenue
                  5.38%, 10/01/13                              1,193,284
     1,000,000    Hillsborough County Utilities Lien
                  5.25%, 08/01/07
                  Insured: AMBAC                               1,124,570
       745,000    Holly Hill Water & Sewer
                  5.00%, 10/01/15
                  Insured: MBIA                                  816,446
     1,000,000    Indian Trace Community
                  Water Management, Series A-1
                  5.50%, 05/01/07
                  Insured: MBIA                                1,097,410
     1,080,000    Jacksonville Electric Authority
                  Water & Sewer, Series B
                  5.50%, 10/01/05
                  Insured: FGIC                                1,184,425


                       See Notes to Financial Statements.

LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  FLORIDA (CONTINUED)

$    1,000,000    Jacksonville Sales Tax Revenue
                  5.50%, 10/01/12
                  Insured: FGIC                            $   1,158,580
     1,000,000    Lee County, Series A
                  5.75%, 10/01/11
                  Insured: MBIA                                1,174,370
     1,000,000    Lee County Transportation Facilities
                  Series A
                  5.25%, 10/01/06
                  Insured: AMBAC                               1,117,080
     1,000,000    Lee Memorial Health System Hospital,
                  Series A
                  5.75%, 04/01/15
                  Insured: FSA                                 1,152,040
     2,000,000    Miami-Dade County
                  School Board, Series A
                  5.50%, 05/01/10
                  Insured: MBIA                                2,304,140
     1,000,000    Orlando, Water & Electric Utilities
                  Commission, Series A
                  5.25%, 10/01/14                              1,034,790
     1,500,000    Orlando Utilities Commission,
                  Water & Electric, Series C
                  5.25%, 10/01/16                              1,659,555
     1,555,000    Osceola County Tourist Development
                  Tax Revenue, Series A
                  5.50%, 10/01/14
                  Insured: FGIC                                1,785,187
     1,500,000    Palm Beach County Criminal Justice
                  Facilities
                  5.38%, 06/01/09
                  Insured: FGIC                                1,713,645
     2,500,000    Reedy Creek, Improvement District
                  Series A, GO
                  Pre-refunded 06/01/05
                  5.75%, 06/01/14
                  Insured: MBIA                                2,722,775
     1,000,000    Seacoast Utility Authority Water &
                  Sewer
                  Utility Systems
                  5.00%, 03/01/08
                  Insured: FGIC                                1,115,930
     1,295,000    Seminole County Sales Tax Revenue
                  5.38%, 10/01/13
                  Insured: FGIC                                1,467,403
     1,500,000    South Broward Hospital District,
                  Series A
                  5.25%, 05/01/13
                  Insured: MBIA                                1,683,180
     1,720,000    St. Petersburg Health Facilities
                  Authority,
                  All Childrens Hospital
                  5.50%, 11/15/14                              1,962,503
     1,000,000    Tampa Water & Sewer, Series B
                  5.00%, 07/01/10                              1,120,240
     1,405,000    Winter Park Water & Sewer
                  5.25%, 12/01/14
                  Insured: AMBAC                               1,584,208
                                                           -------------
                                                              73,992,903
                                                           -------------


PAR VALUE                                                      VALUE
---------                                                      -----

                  PUERTO RICO - 4.22%

$    1,000,000    Puerto Rico Commonwealth
                  Series C, GO
                  5.00%, 07/01/28                          $   1,115,350
                  Insured: MBIA
     1,000,000    Puerto Rico Commonwealth Highway and
                  Transportation Authority, Series AA
                  5.00%, 07/01/10
                  Insured: FGIC                                1,122,630
     1,000,000    Puerto Rico Municipal Finance Agency
                  Series B, GO
                  5.50%, 08/01/09
                  Insured: FSA                                 1,156,390
                                                           -------------
                                                               3,394,370
                                                           -------------
                  TOTAL MUNICIPAL SECURITIES                  77,387,273
                                                           -------------
                  (Cost $72,575,358)

SHARES
------

INVESTMENT COMPANIES - 3.46%

       346,923    Dreyfus Tax-Exempt Cash
                  Management Fund                                346,923
     2,434,459    Federated Tax-Free Obligations Fund          2,434,459
                                                           -------------
                  TOTAL INVESTMENT COMPANIES                   2,781,382
                                                           -------------
                  (Cost $2,781,382)

TOTAL INVESTMENTS - 99.68%                                    80,168,655
                                                           -------------
(Cost $75,356,740) (A)

NET OTHER ASSETS AND LIABILITIES - 0.32%                         255,374
                                                           -------------
NET ASSETS - 100.00%                                       $  80,424,029
                                                           =============

_____________________________________________
(A)        Cost for federal income tax purposes is the same.
AMBAC      American Municipal Bond Assurance Corp.
COP        Certificate of Participation
FGIC       Federal Guaranty Insurance Corp.
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance Co.
GO         General Obligation
MBIA       Municipal Bond Insurance Association
MBIA IBC   MBIA Insured Bond Certificate
WPC        Water Pollution Control


                       See Notes to Financial Statements.

                   LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

MUNICIPAL SECURITIES - 97.68%

                  ALABAMA - 0.37%

$    2,000,000    Birmingham, Series A, GO
                  5.25%, 5/01/17                           $   2,194,500
                                                           -------------

                  ARKANSAS - 0.46%

     2,580,000    Beaver Water District, Benton & Washington
                  Counties Water Revenue
                  6.00%, 11/15/04
                  Insured: MBIA                                2,764,676
                                                           -------------

                  ARIZONA - 2.60%

     2,000,000    Arizona State COP, Series B
                  5.38%, 09/01/08
                  Insured: FSA                                 2,284,420
       250,000    Central Arizona Water Conservation
                  District Contract Revenue,
                  Central Arizona Project, Series A
                  5.50%, 11/01/08                                288,058
     1,585,000    Maricopa County Hospital Revenue,
                  Samaritan Health Services
                  7.63%, 01/01/08                              1,806,742
       750,000    Maricopa County School District No. 4,
                  Mesa University, Series A, GO
                  Pre-refunded 07/01/05
                  5.65%, 07/01/11
                  Insured: FGIC                                  832,245
     1,750,000    Maricopa County Unified School District
                  No. 097, Deer Valley, Series A, GO
                  6.25%, 07/01/06
                  Insured: MBIA                                1,992,305
       500,000    Maricopa County Unified School
                  District No. 69, Paradise Valley
                  6.35%, 07/01/10
                  Insured: MBIA                                  601,440
     1,130,000    Phoenix Civic Improvement Wastewater
                  System Revenue, Junior Lien
                  5.25%, 07/01/08
                  Insured: FGIC                                1,279,194
     4,000,000    Pima County Unified School District,
                  No.1, Tucson, GO
                  5.88%, 07/01/14
                  Insured: FGIC                                4,231,200
     1,000,000    Salt River Project, Agricultural Improvement
                  & Power District Electric System
                  Revenue,
                  Salt River Project, Series C
                  5.00%, 01/01/12                              1,112,080
       500,000    Tempe High School District No. 213, GO
                  7.00%, 07/01/08
                  Insured: FGIC                                  608,723
       500,000    University of Arizona, COP, Series A
                  5.50%, 06/01/15
                  Insured: AMBAC                                 566,830
                                                           -------------
                                                              15,603,237
                                                           -------------


PAR VALUE                                                      VALUE
---------                                                      -----

                  CALIFORNIA - 2.27%

$    5,000,000    California State Department of Water
                  Resources, Power Supply
                  Revenue, Series A
                  5.25%, 05/01/10
                  Insured: MBIA                            $   5,629,500
     1,000,000    California State Department of Water
                  Resources, Center Valley
                  Project, Series X
                  5.50%, 12/01/15                              1,166,600
     1,830,000    California State HFA, Home Mortgage
                  Revenue, Series K
                  5.95%, 08/01/10                              1,951,494
       300,000    Carlsbad Unified School District,
                  Series 1997
                  5.30%, 11/01/14 (A)
                  Insured: FGIC                                  183,075
     1,000,000    Corona-Norco Unified School District,
                  Series C, GO
                  5.34%, 09/01/16 (A)
                  Insured: FGIC                                  548,100
     1,135,000    Los Angeles County, Metropolitan
                  Transportation Authority, Sales Tax
                  Revenue, Proposition C, Series A
                  5.70%, 07/01/12
                  Insured: AMBAC                               1,249,533
       250,000    Natomas Unified School District,
                  Series 1999, GO
                  5.85%, 03/01/15
                  Insured: MBIA                                  297,947
     1,000,000    San Bernardino County, COP Justice
                  Center Airport Improvements, Series A
                  5.00%, 07/01/15
                  Insured: MBIA                                1,110,850
     1,000,000    Union Elementary School District Capital
                  Appreciation, Series A, GO
                  6.17%, 09/01/20 (A)
                  Insured: FGIC                                  427,970
     1,960,000    Yuba City Unified School District Capital
                  Appreciation, GO
                  5.80%, 09/01/16 (A)
                  Insured: FGIC                                1,074,276
                                                           -------------
                                                              13,639,345
                                                           -------------

                  COLORADO - 2.57%

     1,300,000    Adams County School District No. 012,
                  Series A, GO
                  5.95%, 12/15/12 (A)
                  Insured: MBIA                                  870,298
     1,000,000    Colorado Department of Transportation,
                  RAN,
                  5.50%, 06/15/15                              1,163,890
     2,750,000    Colorado Department of Transportation,
                  RAN,
                  Pre-refunded 06/15/10
                  6.00%, 06/15/12                              3,271,730
     2,750,000    Colorado Department of Transportation,
                  RAN, Pre-refunded 06/15/10
                  6.00%, 06/15/15
                  Insured: AMBAC                               3,271,730


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  COLORADO (CONTINUED)

$    3,000,000    Colorado Department of Transportation,
                  RAN, Series B
                  5.50%, 06/15/14
                  Insured: MBIA                           $    3,479,760
     1,500,000    Colorado Public Highway Authority
                  Revenue, Series B,
                  6.14%, 09/01/18 (A)
                  Insured: MBIA                                  720,390
     2,000,000    Denver City & County Airport Revenue,
                  Series A
                  5.50%, 11/15/25
                  Insured: MBIA                                2,156,900
       500,000    Jefferson County School District
                  No. R-001, GO
                  Insured: MBIA
                  5.50%, 12/15/06                                564,760
                                                           -------------
                                                              15,499,458
                                                           -------------


                  CONNECTICUT - 1.39%

     1,000,000    Connecticut State HEFA,
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA                                1,155,690
     2,750,000    Connecticut State SP OB Revenue,
                  Transportation Infrastructure, Series B
                  5.50%, 10/01/12
                  Insured: MBIA                                3,118,665
     1,000,000    Connecticut State SP OB Revenue,
                  Transportation Infrastructure, Series B
                  5.38%, 10/01/12
                  Insured: FSA                                 1,137,630
     1,000,000    Connecticut State SP OB Revenue,
                  Transportation Infrastructure, Series A
                  5.38%, 10/01/17                              1,151,420
     1,520,000    Connecticut State SP OB Revenue,
                  Transportation Infrastructure, Series A
                  5.63%, 12/01/19                              1,789,952
                                                           -------------
                                                               8,353,357
                                                           -------------

                  DELAWARE - 0.23%

     1,165,000    Delaware State Economic Development
                  Authority Revenue,
                  Water Development, Wilmington
                  Suburban, Series B
                  6.45%, 12/01/07                              1,356,048
                                                           -------------

                  DISTRICT OF COLUMBIA - 1.63%

     2,000,000    District of Columbia, Series A, GO
                  5.88%, 06/01/05
                  Insured: FSA-CR                              2,179,440
     1,000,000    District of Columbia Revenue,
                  Georgetown
                  University, Series A
                  5.95%, 04/01/14
                  Insured: MBIA                                1,152,730
       250,000    Metropolitan Area Transit Authority
                  Gross Revenue,
                  6.00%, 07/01/07                                288,505


PAR VALUE                                                      VALUE
---------                                                      -----

$    5,620,000    Washington D.C. Convention Center
                  Authority Dedicated Tax
                  Revenue, Senior Lien
                  5.25%, 10/01/14
                  Insured: AMBAC                           $   6,172,165
                                                           -------------
                                                               9,792,840
                                                           -------------

                  FLORIDA - 3.41%

     1,000,000    Alachua County Health Facilities
                  Authority
                  Continuing Care
                  Oak Hammock University
                  1.20%, 10/01/32                              1,000,000
     1,000,000    Florida State Board of Education
                  Capital Outlay, Public Education,
                  Series A, GO
                  Pre-refunded 06/01/04
                  5.70%, 06/01/08                              1,059,320
     2,000,000    Florida State Board of Education
                  Capital Outlay, Series E, GO,
                  Pre-refunded 06/01/04
                  5.70%, 06/01/14                              2,118,640
     2,675,000    Florida State Board of Education Lottery
                  Revenue, Series A
                  5.25%, 07/01/18
                  Insured: FGIC                                2,943,677
     2,900,000    Florida State Department of
                  Environmental Protection,
                  Preservation Revenue, Series A
                  5.75%, 07/01/08                              3,358,867
     1,000,000    Hillsborough County Industrial
                  Development Authority, PCR,
                  Tampa Electric Company
                  4.00%, 5/15/18                                 998,980
     2,000,000    Hillsborough County School Board
                  Master Lease Program, COP, Series A
                  5.50%, 07/01/14
                  Insured: MBIA                                2,316,880
     3,000,000    Orange County Tourist Development
                  Tax Revenue
                  5.50%, 10/01/31                              3,254,970
     1,000,000    Tampa Utility Tax & Special Revenue
                  6.00%, 10/01/08
                  Insured: AMBAC                               1,175,790
     1,900,000    Tallahassee Consolidated Utility Systems
                  5.50%, 10/01/17
                  Insured: FGIC                                2,221,328
                                                           -------------
                                                              20,448,452
                                                           -------------

                  GEORGIA - 5.51%

     4,000,000    Atlanta Airport Facilities Revenue
                  6.50%, 01/01/07                              4,598,440
     2,725,000    Atlanta Airport Revenue, Series A
                  5.50%, 01/01/22
                  Insured: FGIC                                2,947,742
     3,420,000    Atlanta Water & Wastewater Revenue,
                  Series A,
                  5.00%, 11/01/38
                  Insured: FGIC                                3,872,979


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  GEORGIA (CONTINUED)

$    1,000,000    Columbus Water & Sewer Revenue
                  5.00%, 05/01/10
                  Insured: FSA                             $   1,114,780
     2,000,000    De Kalb County Water & Sewer Revenue
                  6.25%, 10/01/06                              2,295,280
       165,000    Georgia Municipal Electric Authority
                  Power Revenue, Series Y,
                  Pre-refunded Escrowed to Maturity
                  6.40%, 01/01/13
                  Insured: AMBAC                                 199,688
     4,250,000    Georgia Municipal Electric Authority
                  Power Revenue, Series Y,
                  Un-refunded
                  6.40%, 01/01/13
                  Insured: AMBAC                               5,111,644
     1,000,000    Georgia State, Series B, GO
                  5.75%, 08/01/08                              1,162,060
     2,000,000    Georgia State, Series B, GO
                  5.75%, 08/01/10                              2,344,200
     3,000,000    Georgia State, Series D, GO
                  5.80%, 11/01/10                              3,524,190
     4,000,000    Georgia State, Series D, GO
                  5.80%, 11/01/12                              4,650,440
     1,000,000    Metropolitan Atlanta Rapid Transportation
                  Authority, Sales Tax Revenue, Series A
                  6.25%, 07/01/10
                  Insured: MBIA                                1,195,730
                                                           -------------
                                                              33,017,173
                                                           -------------

                  HAWAII - 0.83%

     1,815,000    Hawaii State, Series CU, GO
                  5.75%, 10/01/08
                  Insured: MBIA                                2,110,192
     1,000,000    Honolulu City & County, Series A, GO
                  7.35%, 07/01/06                              1,167,270
       135,000    Honolulu City & County, Series A
                  Pre-refunded Escrowed to Maturity
                  6.00%, 11/01/10
                  Insured: MBIA                                  161,128
       365,000    Honolulu City & County, Series A
                  Un-refunded
                  6.00%, 11/01/10                                432,021
     1,000,000    University of Hawaii, System
                  Revenue, Series A
                  5.50%, 07/15/14
                  Insured: FGIC                                1,139,240
                                                           -------------
                                                               5,009,851
                                                           -------------

                  IDAHO - 0.33%

     2,000,000    Idaho Health Facilities Authority
                  St. Luke's Regional Medical Center Project
                  1.35%, 05/01/22                              2,000,000
                                                           -------------

                  ILLINOIS - 4.76%

     2,100,000    Chicago Board of Education, Chicago
                  School Reform, GO
                  6.25%, 12/01/12
                  Insured: MBIA                                2,548,077


PAR VALUE                                                      VALUE
---------                                                      -----

$    1,300,000    Chicago Board of Education, GO
                  5.60%, 12/01/18
                  Insured: FGIC                            $   1,460,459
     3,000,000    Chicago O'Hare International Airport
                  Revenue, Passenger Facilities
                  Charge, Series A
                  5.63%, 01/01/12
                  Insured: AMBAC                               3,304,080
       500,000    Chicago Project, Series C, GO
                  5.75%, 01/01/13
                  Insured: FGIC                                  571,720
     4,000,000    Chicago Skyway Toll Bridge Revenue
                  5.50%, 01/01/23
                  Insured: MBIA                                4,337,560
     2,155,000    Chicago Water Revenue
                  6.50%, 11/01/09
                  Insured: FGIC                                2,604,382
     1,000,000    Cook County, GO
                  7.25%, 11/01/07
                  Insured: MBIA                                1,171,944
     3,000,000    Illinois Educational Facilities
                  Authority,
                  Wesleyan University
                  5.65%, 09/01/26
                  Insured: MBIA                                3,297,300
     2,540,000    Illinois State Dedicated Tax Capital
                  Appreciation, Civic Center, Series B
                  5.79%, 12/15/17 (A)
                  Insured: AMBAC                               1,282,040
     1,000,000    Illinois State, GO
                  5.80%, 09/01/18
                  Insured: FGIC                                1,126,470
     1,000,000    Illinois State Sales Tax Revenue,
                  Second Series
                  5.50%, 06/15/15                              1,159,670
       500,000    Illinois State Sales Tax Revenue, Series V
                  6.00%, 06/15/08                                557,675
       500,000    Kane County Community School District,
                  No. 304, Geneva, GO
                  6.00%, 06/01/04
                  Insured: FGIC                                  526,000
     3,650,000    Kendall Kane County, Community Unit
                  School District, No. 115, Yorkville
                  Capital Appreciation, GO
                  3.65%, 01/01/17 (A)
                  Insured: FGIC                                1,923,915
     1,160,000    Metropolitan Pier & Exposition Authority,
                  Dedicated Tax Pre-refunded
                  Escrowed to Maturity
                  7.25%, 06/15/05                              1,301,532
     1,145,000    Metropolitan Pier & Exposition Authority,
                  Dedicated Tax, Pre-refunded
                  Escrowed to Maturity
                  7.25%, 06/15/05                              1,284,965
        60,000    Metropolitan Pier & Exposition Authority,
                  Dedicated Tax Unrefunded Balance
                  7.25%, 06/15/05                                 66,764
                                                           -------------
                                                              28,524,553
                                                           -------------

                  INDIANA - 1.58%

       910,000    Indiana Bond Bank Revenue, State
                  Revolving Fund Program, Series A
                  5.38%, 02/01/13                              1,029,802


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  INDIANA (CONTINUED)

$    2,240,000    Indiana State Toll Road
                  Commission Revenue
                  9.00%, 01/01/15                          $   3,201,296
     2,485,000    Indiana Transportation Finance Authority,
                  Highway Revenue
                  5.75%, 12/01/14                              2,872,486
     2,100,000    Indianapolis Local Public Improvement
                  Bond Bank, Series D
                  6.50%, 02/01/06                              2,357,397
                                                           -------------
                                                               9,460,981
                                                           -------------

                  IOWA - 0.25%

     1,385,000    Iowa Finance Authority, SFM,
                  Series F
                  Insured: GNMA/FNMA
                  5.55%, 01/01/16                              1,469,499
                                                           -------------

                  KANSAS - 1.08%

     1,020,000    Kansas State Development Finance
                  Authority Revenue, Public Water
                  Supply Revolving Loan-2
                  5.25%, 04/01/05
                  Insured: AMBAC                               1,094,307
     1,000,000    Kansas State Development Finance
                  Authority Revenue, Water PCR
                  5.50%, 05/01/14                              1,154,630
     1,575,000    Kansas State Department of
                  Highway Transportation
                  5.50%, 09/01/14                              1,840,246
     1,555,000    Shawnee County School District, No. 437,
                  Auburn-Washburn
                  5.50%, 09/01/13
                  Insured: FSA                                 1,758,891
       500,000    Wyandotte County School District,
                  No. 204, Bonner Springs, Series A
                  6.38%, 09/01/11
                  Insured: FSA                                   606,230
                                                           -------------
                                                               6,454,304
                                                           -------------

                  KENTUCKY - 0.19%

     1,000,000    Kentucky State Turnpike Authority
                  Economic Development Revenue,
                  Revitalization Project, Series A
                  5.50%, 07/01/13                              1,153,180
                                                           -------------

                  LOUISIANA - 0.42%

     2,200,000    Orleans La Levee District Trust Receipts,
                  Series A
                  5.95%, 11/01/07
                  Insured: FSA                                 2,504,194
                                                           -------------

                  MAINE - 0.91%

     1,000,000    Maine Governmental Facilities
                  Authority
                  Lease Rent Revenue
                  5.63%, 10/01/19
                  Insured: FSA                                 1,120,880


PAR VALUE                                                      VALUE
---------                                                      -----

$      855,000    Maine Municipal Bond Bank Revenue,
                  Series A
                  5.25%, 11/01/08
                  Insured: FSA                             $     975,649
       355,000    Maine Municipal Bond Bank Revenue,
                  Series A
                  5.38%, 11/01/16
                  Insured: GO of Bond Bank                       394,213
     1,000,000    Maine Municipal Bond Bank Revenue,
                  Series D
                  5.70%, 11/01/21
                  Insured: MBIA                                1,124,020
     1,705,000    Maine State Housing Authority
                  Series C-1
                  5.70%, 11/15/15                              1,823,634
                                                           -------------
                                                               5,438,396
                                                           -------------

                  MARYLAND - 1.32%

       500,000    Maryland State & Local Facilities Loan,
                  Second Series, GO
                  5.25%, 06/15/06                                555,630
     3,750,000    Maryland State Department of
                  Transportation Revenue,
                  County Transportation
                  5.50%, 02/01/15                              4,380,600
     1,500,000    Maryland State Health & Higher
                  Educational Facilities Authority,
                  Johns Hopkins University
                  6.00%, 07/01/10                              1,774,470
     1,120,000    Montgomery County Housing
                  Opportunity Commission,
                  SFM, Series A
                  5.75%, 07/01/13                              1,202,746
                                                           -------------
                                                               7,913,446
                                                           -------------

                  MASSACHUSETTS - 8.06%

     1,365,000    Holyoke,
                  Series A
                  5.60%, 06/15/10
                  Insured: FSA                                 1,534,451
     2,250,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  Systems, Series A
                  7.00%, 03/01/07
                  Insured: GO Of Auth.
                  Commonwealth Gtd.                            2,645,483
     1,290,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  Systems,
                  Series A
                  5.50%, 03/01/12                              1,478,972
       750,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  Systems, Series A
                  5.50%, 03/01/14
                  Insured: MBIA                                  862,343
     5,750,000    Massachusetts Bay Transportation
                  Authority General Transportation
                  Systems, Series A
                  7.00%, 03/01/21
                  Insured: MBIA IBC                            7,509,270
     1,000,000    Massachusetts Bay Transportation
                  Authority General Transportation
                  Systems, Series C
                  5.50%, 03/01/08                              1,135,330


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  MASSACHUSETTS (CONTINUED)

$    3,000,000    Massachusetts Bay Transportation
                  Authority Revenue, Special Assessment,
                  Series A
                  5.75%, 07/01/14                          $   3,454,380
     1,500,000    Massachusetts Consumer Loan, Series B
                  5.13%, 06/01/12
                  Insured: FGIC                                1,690,275
     1,000,000    Massachusetts State HEFA, Daughters of
                  Charity/Carney, Series D
                  6.00%, 07/01/09                              1,069,280
     2,600,000    Massachusetts State HEFA, Partners
                  Healthcare Systems, Series A
                  5.25%, 07/01/14                              2,795,598
     1,000,000    Massachusetts State HEFA, Partners
                  Healthcare Systems, Series C
                  6.00%, 07/01/14                              1,137,140
     2,000,000    Massachusetts State HEFA, Partners
                  Healthcare Systems, Series A
                  5.38%, 07/01/17
                  Insured: MBIA                                2,142,660
     1,250,000    Massachusetts State HEFA, Partners
                  Healthcare Systems, Series C
                  6.00%, 07/01/17                              1,396,500
     1,000,000    Massachusetts State HEFA, Suffolk
                  University Project, Series C
                  5.85%, 07/01/16                              1,125,490
                  Insured: Connie Lee
       475,000    Massachusetts State HFA, Multi-Family
                  Housing Project, Series A
                  5.60%, 07/01/07
                  Insured: MBIA                                  511,309
       475,000    Massachusetts State HFA, Multi-Family
                  Housing Project, Series A
                  5.70%, 07/01/08
                  Insured: MBIA                                  508,540
     1,090,000    Massachusetts State IFA, Assumption
                  College Issue
                  5.88%, 07/01/11
                  Insured: Connie Lee                          1,250,840
        45,000    Massachusetts State IFA, Solid Waste
                  Disposal Revenue, Peabody Monofill
                  Associates, Inc. Project
                  9.00%, 09/01/05                                 47,009
     2,000,000    Massachusetts State IFA, Tufts University,
                  Series H
                  5.50%, 02/15/12
                  Insured: MBIA                                2,295,140
       500,000    Massachusetts State College Building
                  Authority Project Revenue, Series A
                  7.50%, 05/01/14
                  Insurer: Commonwealth Gtd.                     655,295
     1,500,000    Massachusetts State Construction Lien,
                  Series B, GO
                  5.25%, 06/01/17                              1,704,225
     3,000,000    Massachusetts State Construction Lien,
                  Series C, GO
                  5.38%, 12/01/16                              3,454,800
     1,775,000    Massachusetts State Construction Lien,
                  Series C, GO
                  5.25%, 08/01/17                              2,001,756
       350,000    Massachusetts State Federal Highway,
                  GAN, Series A
                  5.75%, 06/15/13                                401,195


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,500,000    Massachusetts State Water Pollution
                  Abatement Trust, MWRA Program,
                  Series A
                  6.00%, 08/01/19                          $   3,042,600
     1,175,000    Massachusetts State Water Pollution
                  Abatement Trust, New Bedford,
                  Series A
                  Pre-refunded 02/01/06
                  5.60%, 02/01/10                              1,311,957
     1,000,000    Massachusetts State WRA, Series B
                  Insured: FSA
                  5.50%, 08/01/15                              1,157,790
                                                           -------------
                                                              48,319,628
                                                           -------------

                  MICHIGAN - 1.94%

       500,000    Berkley City School District, GO
                  7.00%, 01/01/09
                  Insured: FGIC Q-SBLF                           607,020
     1,000,000    Michigan Public Power Agency Revenue,
                  Belle River Project, Series A
                  5.25%, 01/01/16
                  Insured: MBIA                                1,134,970
     1,250,000    Michigan State, GO
                  5.50%, 12/01/15                              1,466,463
     1,500,000    Michigan State Trunk Line Revenue,
                  Series A
                  5.25%, 11/01/10                              1,705,275
     2,000,000    Michigan State Trunk Line Revenue,
                  Series A
                  5.50%, 11/01/16                              2,338,040
     4,000,000    Michigan State Underground Storage Tank
                  Financial Assurance Authority,
                  Series I
                  6.00%, 05/01/05
                  Insured: AMBAC                               4,358,800
                                                           -------------
                                                              11,610,568
                                                           -------------

                  MINNESOTA - 1.01%

     2,000,000    Elk River ISD
                  No.728, Series A, GO
                  5.00%, 02/01/17
                  Insured: MBIA                                2,138,940
     1,000,000    Minnesota State, GO
                  5.50%, 11/01/13                              1,137,730
     2,490,000    Northern Municipal Power Agency Electric
                  System
                  5.25%, 01/01/12
                  Insured: FSA                                 2,766,091
                                                           -------------
                                                               6,042,761
                                                           -------------

                  MISSISSIPPI - 1.14%

     2,000,000    Mississippi State Highway Authority Revenue
                  Four Lane Highway Project,
                  5.25%, 06/01/06                              2,212,360
     1,000,000    Mississippi State, Series A, GO
                  5.25%, 11/01/14                              1,138,100
     3,000,000    Mississippi State, Series A, GO
                  5.50%, 12/01/14                              3,492,660
                                                           -------------
                                                               6,843,120
                                                           -------------


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  MISSOURI - 1.32%

$    2,000,000    Missouri State Development Finance
                  Board, Midtown Redevelopment
                  Project, Series 2000 A
                  6.00%, 04/01/14                          $   2,326,200
     1,000,000    Missouri State HEFA, St. Louis
                  University
                  5.50%, 10/01/16                              1,163,630
     1,000,000    Missouri State HEFA,
                  Washington University, Series A
                  5.50%, 06/15/16                              1,167,590
     3,000,000    St. Charles County Public Water Supply,
                  District No. 2, COP, Series A
                  Insured: MBIA
                  5.50%, 12/01/14                              3,260,130
                                                           -------------
                                                               7,917,550
                                                           -------------

                  NEBRASKA - 0.73%

     4,190,000    University of Nebraska Facilities,
                  Deferred Maintenance Project
                  5.00%, 07/15/04                              4,381,693
                                                           -------------

                  NEVADA - 1.50%

       635,000    Clark County School District,
                  Series A, GO,
                  Pre-refunded 06/15/10
                  6.00%, 06/15/16                                752,024
                  Insured: MBIA
     1,000,000    Nevada State Capital Improvement &
                  Cultural Affairs, Series A, GO
                  5.50%, 02/01/11                              1,125,320
     1,500,000    Nevada State Capital Improvement &
                  Cultural Affairs,
                  Series A, GO
                  5.50%, 02/01/18                              1,667,205
     1,190,000    Nevada State Colorado River
                  Commission, GO,
                  Pre-refunded 07/01/04
                  6.50%, 07/01/19                              1,275,894
     1,000,000    Nevada State Highway Improvement
                  Revenue, Motor Vehicle Fuel Tax,
                  Series A
                  5.00%, 12/01/06                              1,111,110
     3,000,000    Nevada State, Projects 66 & 67,
                  Series A, GO
                  Insured: FGIC
                  5.00%, 05/15/28                              3,034,020
                                                           -------------
                                                               8,965,573
                                                           -------------

                  NEW HAMPSHIRE - 0.51%

       750,000    New Hampshire Municipal Bond Bank,
                  Series B
                  5.25%, 08/15/11
                  Insured: FSA                                   836,280
     1,500,000    New Hampshire State Business
                  Finance Authority, PCR, Public
                  Service Co. Project, N.H. Project,
                  Series C
                  5.45%, 05/01/21
                  Insured: MBIA                                1,630,140


PAR VALUE                                                      VALUE
---------                                                      -----

$      565,000    New Hampshire State, HFA, SFM Project,
                  Series B
                  5.85%, 07/01/10
                  Insured: FSA                             $     577,927
                                                           -------------
                                                               3,044,347
                                                           -------------


                  NEW JERSEY - 3.88%

     2,000,000    Bergen County Utility Authority,
                  Series A
                  6.25%, 06/15/06
                  Insured: FGIC                                2,274,580
     1,000,000    New Jersey EDA School
                  Facilities, Series A
                  5.50%, 06/15/13
                  Insured: AMBAC                               1,155,380
     1,500,000    New Jersey Health Care Facilities
                  Financing Authority,
                  AHS Hospital Corp., Series A
                  6.00%, 07/01/12                              1,773,795
     2,000,000    New Jersey State Transportation Trust
                  Fund Authority, Transportation
                  System, Series A
                  5.63%, 06/15/14                              2,332,500
     3,260,000    New Jersey State Transportation Trust
                  Fund Authority, Transportation
                  System, Series A
                  5.50%, 12/15/15                              3,804,387
                  Insured: AMBAC
     2,000,000    New Jersey State Transportation Trust
                  Fund Authority, Transportation
                  System, Series C
                  5.50%, 12/15/18                              2,328,180
     1,000,000    New Jersey State Transportation Trust
                  Fund Authority, Transportation System
                  Un-refunded Balance
                  6.50%, 06/15/10
                  Insured: MBIA                                1,206,730
     3,000,000    New Jersey State Turnpike Authority
                  Revenue, Series A
                  6.00%, 01/01/11
                  Insured: MBIA                                3,522,540
     1,200,000    New Jersey State Turnpike Authority
                  Revenue, Series A
                  6.00%, 01/01/13
                  Insured: MBIA                                1,426,872
     3,000,000    New Jersey State Turnpike Authority
                  Revenue, Series A,
                  5.75%, 01/01/19
                  Insured: MBIA                                3,410,910
                                                           -------------
                                                              23,235,874
                                                           -------------

                  NEW MEXICO - 0.65%

       750,000    Dona Ana County Gross Receipt
                  Tax Revenue
                  5.50%, 06/01/16
                  Insured: AMBAC                                 872,888
     1,190,000    New Mexico Mortgage Finance
                  Authority,
                  SFM, Series B-3
                  5.50%, 07/01/28
                  Insured: GNMA/FNMA/FHLMC                     1,232,852


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----
                  NEW MEXICO (CONTINUED)

$    1,555,000    Santa Fe Gross Receipts Tax Revenue,
                  Series A
                  6.50%, 06/01/06
                  Insured: AMBAC                           $   1,778,811
                                                           -------------
                                                               3,884,551
                                                           -------------

                  NEW YORK - 10.00%

     1,000,000    Metropolitan Transportation Authority
                  Revenue, Commuter Facilities, Series A
                  5.75%, 07/01/11
                  Insured: FGIC                                1,161,920
     1,530,000    Metropolitan Transportation Authority
                  Revenue, Commuter Facilities, Series
                  C
                  5.50%, 07/01/15
                  Insured: FSA-CR                              1,778,763
     2,165,000    Metropolitan Transportation Authority
                  Revenue, Dedicated Tax Fund, Series C-1
                  5.25%, 07/01/17
                  Insured: FGIC                                2,472,798
     1,000,000    Metropolitan Transportation Authority
                  Revenue, Service Contract, Commuter
                  Facilities,
                  Series O
                  5.50%, 07/01/17                              1,177,650
     1,740,000    Metro Transportation Authority
                  Transportation Facilities Revenue
                  Service Contract, Series R
                  5.50%, 07/01/14                              1,986,123
       850,000    New York City, Series A
                  7.00%, 08/01/06                                970,938
     3,050,000    New York City, Series A, GO
                  6.25%, 08/01/09                              3,445,890
       570,000    New York City, Series D, GO
                  Un-refunded Balance
                  6.00%, 02/15/09                                623,061
       555,000    New York City, Series D, GO
                  6.00%, 02/15/12                                606,665
     2,500,000    New York City, Series D, GO
                  5.63%, 06/01/14                              2,701,950
     1,000,000    New York City, Series E, GO
                  5.63%, 08/01/15
                  Insured: MBIA-IBC                            1,133,680
     2,390,000    New York City, Series F, GO
                  5.75%, 02/01/10                              2,538,682
     2,500,000    New York City, Series G, GO
                  5.63%, 08/01/13
                  Insured: MBIA-IBC                            2,842,100
     1,000,000    New York City, Series G, GO
                  5.75%, 08/01/18                              1,079,530
     1,000,000    New York City, Series H, GO
                  6.00%, 08/01/17                              1,109,620
     1,000,000    New York City, Series I, GO
                  6.00%, 04/15/09                              1,114,610
     1,500,000    New York City Transitional Finance
                  Authority Revenue, Series A
                  5.50%, 11/15/16                              1,688,400
     1,250,000    New York State Dormitory Authority
                  Revenue, City University System,
                  Series A
                  5.63%, 07/01/16
                  Insured: AMBAC-TCRS                          1,476,025


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,420,000    New York State Dormitory Authority
                  Revenue,
                  School District Financing, Series A
                  5.25%, 10/01/12                          $   2,749,991
     1,000,000    New York State Dormitory Authority
                  Revenue, Series B
                  5.25%, 11/15/26
                  Insured: AMBAC                               1,115,980
       685,000    New York State Dormitory Authority
                  Revenue, State University
                  Educational Facilities
                  5.00%, 05/15/05                                735,108
     5,500,000    New York State Dormitory Authority
                  Revenue, City University System
                  5.63%, 07/01/16
                  Insured: FSA-CR                              6,494,510
     2,000,000    New York State Dormitory Authority
                  Revenue, Columbia University,
                  Series A
                  5.25%, 07/01/20                              2,169,640
     4,000,000    New York State Dormitory Authority
                  Revenue, State University Educational
                  Facilities, Series A
                  5.25%, 05/15/15
                  Insured: FSA-CR                              4,556,200
        50,000    New York State EFC PCR, State Water
                  Unrefunded Balance
                  5.75%, 06/15/09
                  Insured: POL CTL-SRF                            58,629
       440,000    New York State EFC PCR, State Water,
                  Series A
                  5.75%, 06/15/09
                  Insured: POL CTL-SRF                           515,931
        10,000    New York State EFC PCR, State Water
                  Pre-refunded Balance Escrowed to
                  Maturity
                  5.75%, 06/15/09
                  Insured: POL CTL-SRF                            11,628
       640,000    New York State EFC PCR, State Water
                  Pre-refunded 11/15/04
                  6.30%, 05/15/05
                  Insured: POL CTL-SRF                           702,848
       590,000    New York State EFC PCR, State Water,
                  Series D, Pre-refunded 11/15/04
                  6.30%, 05/15/05
                  Insured: POL CTL-SRF                           647,938
       270,000    New York State EFC PCR, State Water,
                  Series A
                  Unrefunded Balance
                  6.30%, 05/15/05
                  Insured: POL CTL-SRF                           295,526
     1,720,000    New York State HFA Revenue, Housing
                  Project Mortgage, Series A
                  5.80%, 11/01/09
                  Insured: FSA                                 1,862,210
       150,000    New York State Local Government
                  Assistance Corp., Series C
                  6.00%, 04/01/12
                  Insured: GO of Corp.                           177,441
     2,145,000    New York State Thruway Authority,
                  Second General Highway & Bridge
                  Trust Fund, Series A
                  5.25%, 04/01/12
                  Insured: MBIA                                2,426,016


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  NEW YORK (CONTINUED)

$    1,000,000    New York State Thruway Authority
                  Local Highway & Bridge
                  5.38%, 04/01/18                          $   1,088,070
       500,000    New York State Urban Development
                  Corp. Revenue,
                  5.75%, 04/01/11                                572,114
     1,505,000    New York State Urban Development
                  Corp. Revenue, Youth Facilities
                  5.70%, 04/01/14                              1,598,370
     2,000,000    Triborough Bridge & Tunnel Authority,
                  General Purpose, Series B
                  5.00%, 11/15/09                              2,246,200
                                                           -------------
                                                              59,932,755
                                                           -------------

                  NORTH CAROLINA - 1.56%

     1,000,000    Charlotte Water & Sewer System
                  Revenue,
                  Series A
                  5.00%, 07/01/09                              1,127,140
       640,000    North Carolina HFA, Single Family
                  Revenue, Series Y
                  6.30%, 09/01/15                                659,277
       415,000    North Carolina Eastern Municipal
                  Power Agency, Power System
                  Revenue, Series C
                  5.50%, 01/01/07                                453,495
     2,000,000    North Carolina Eastern Municipal Power
                  Agency, Power System Revenue,
                  Series B
                  6.13%, 01/01/09                              2,257,880
     2,000,000    North Carolina Eastern Municipal Power
                  Agency, Power System Revenue,
                  Series B
                  6.00%, 01/01/13                              2,047,460
                  Insured: FGIC-TCRS
     2,500,000    North Carolina State Public
                  Improvement,
                  Series A, GO
                  5.25%, 03/01/12                              2,779,700
                                                           -------------
                                                               9,324,952
                                                           -------------

                  NORTH DAKOTA - 0.65%

     3,600,000    West Fargo Public School District
                  No. 006, GO
                  5.25%, 05/01/17
                  Insured: FGIC                                3,903,012
                                                           -------------


                  OHIO - 4.36%

     1,000,000    Cleveland Waterworks Refunding &
                  Improvement, First Mortgage,
                  Series H
                  5.50%, 01/01/10
                  Insured: MBIA                                1,112,820
       750,000    Cleveland Waterworks Revenue,
                  First Mortgage, Series G
                  5.50%, 01/01/13
                  Insured: MBIA                                  853,868


PAR VALUE                                                      VALUE
---------                                                      -----

$    1,460,000    Forest Hills School District, GO
                  6.00%, 12/01/10
                  Insured: MBIA                            $   1,739,108
        55,000    Green Springs Health Care Facilities
                  Revenue, St. Francis Health Care
                  Center, Series A
                  7.00%, 05/15/04                                 54,811
       375,000    London City School District, School
                  Facilities Construction &
                  Improvement,
                  GO
                  5.50%, 12/01/15
                  Insured: FGIC                                  423,371
       500,000    Marion City School District, School
                  Facilities Construction & Improvement,
                  GO
                  6.50%, 12/01/14
                  Insured: FSA                                   627,160
     1,000,000    Ohio State Building Authority, Adult
                  Correctional Facilities, Series A
                  6.00%, 04/01/06
                  Insured: AMBAC                               1,123,470
     1,000,000    Ohio State Fresh Water Development
                  Authority Revenue, Series B
                  5.50%, 12/01/18
                  Insured: FSA                                 1,167,600
     1,000,000    Ohio State Higher Education Capital
                  Facilities, Series B
                  5.63%, 05/01/15                              1,160,580
     2,495,000    Ohio State Higher Education Capital
                  Facilities, Series A
                  5.13%, 02/01/09                              2,804,804
     2,280,000    Ohio State Infrastructure Improvement,
                  Series A, GO
                  5.75%, 02/01/11                              2,672,342
     1,000,000    Ohio State Infrastructure Improvement
                  Bond, GO
                  5.75%, 02/01/16                              1,163,930
     1,000,000    Ohio State Turnpike Commission
                  Turnpike Revenue, Series A
                  5.50%, 02/15/24                              1,142,860
     2,000,000    Ohio State Turnpike Commission
                  Turnpike Revenue, Series A
                  5.50%, 02/15/21
                  Insured: FGIC                                2,293,480
       500,000    Ohio State Turnpike Commission
                  Turnpike Revenue, Series A
                  6.00%, 02/15/06
                  Insured: FSA                                   558,290
     5,535,000    Ohio State Water Development
                  Authority, PCR
                  5.25%, 06/01/18                              6,057,559
       550,000    Olmstead Falls Local School District,
                  GO
                  6.85%, 12/15/11
                  Insured: FGIC                                  610,456
       500,000    Strongsville, GO
                  6.00%, 12/01/06                                554,995
                                                           -------------
                                                              26,121,504
                                                           -------------

                  OKLAHOMA - 0.62%

     2,350,000    Enid Municipal Authority Sales Tax &
                  Utilities Revenue
                  5.50%, 02/01/06
                  Insured: AMBAC                               2,589,301


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  OKLAHOMA (CONTINUED)

$    1,000,000    Grand River Dam Authority Revenue,
                  Series A
                  5.00%, 06/01/12
                  Insured: FSA                             $   1,113,550
                                                           -------------
                                                               3,702,851
                                                           -------------

                  OREGON - 1.07%

     1,120,000    Linn County Community School District
                  No. 9, Lebanon, GO
                  5.25%, 06/15/17
                  Insured: MBIA                                1,217,865
     2,000,000    Oregon State Department of Transportation
                  Highway Revenue
                  5.75%, 11/15/15                              2,314,640
       750,000    Portland Airport Way Urban Renewal &
                  Redevelopment Tax Increment, Series A
                  6.00%, 06/15/15
                  Insured: AMBAC                                 876,945
     1,000,000    Oregon State Department of Administrative
                  Services Lottery Revenue, Series B
                  5.25%, 04/01/15                              1,104,560
       825,000    Washington County, GO
                  5.25%, 06/01/07                                926,129
                                                           -------------
                                                               6,440,139
                                                           -------------

                  PENNSYLVANIA - 3.43%

     2,000,000    Delaware Valley Regional Finance
                  Authority, Local Government
                  Revenue, Series B
                  5.60%, 07/01/17
                  Insured: AMBAC                               2,343,440
     2,000,000    Delaware Valley Regional Finance
                  Authority,
                  Local Government Revenue, Series B
                  5.75%, 07/01/17                              2,347,160
     2,210,000    Elizabeth Forward School District,
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/21 (A)
                  Insured: MBIA                                  909,702
     2,000,000    Pennsylvania State, GO
                  5.00%, 02/01/09                              2,231,760
     2,500,000    Pennsylvania State, GO
                  5.50%, 02/01/15                              2,907,425
     1,500,000    Pennsylvania State Higher Educational
                  Facilities Authority, College &
                  University
                  Revenues, Bryn Mawr College
                  5.25%, 12/01/12                              1,712,430
     2,000,000    Pennsylvania State HFA, SFM,
                  Series 50-A
                  6.00%, 10/01/13                              2,128,740
     1,000,000    Philadelphia School District, Series A,
                  GO
                  5.75%, 02/01/13
                  Insured: FSA                                 1,143,390
     1,000,000    Pennsylvania State Turnpike, Series S
                  5.50%, 06/01/15                              1,129,960


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,500,000    Philadelphia Water & Wastewater
                  Revenue, Regular Fixed Airs Project
                  Unrefunded balance
                  5.65%, 06/15/12
                  Insured: FGIC                            $   2,564,100
     1,250,000    Westmoreland County Capital
                  Appreciation,
                  GO
                  Series C
                  5.97%, 08/15/17 (A)
                  Insured: FGIC                                  658,988
     1,000,000    Westmoreland County Capital
                  Appreciation, GO
                  5.70%, 12/01/18 (A)
                  Insured: FGIC                                  489,080
                                                           -------------
                                                              20,566,175
                                                           -------------

                  PUERTO RICO - 1.17%

     1,000,000    Puerto Rico Commonwealth Highway &
                  Transportation, Series E
                  5.50%, 07/01/12
                  Insured: FSA                                 1,160,770
     1,000,000    Puerto Rico Commonwealth Public
                  Improvements, Series C
                  5.00%, 07/01/28
                  Insured: MBIA                                1,115,350
     1,000,000    Puerto Rico Electric Power Authority,
                  Series KK
                  5.25%, 07/01/12
                  Insured: FSA                                 1,141,260
     3,000,000    Puerto Rico Electric Power Authority,
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA                                3,599,400
                                                           -------------
                                                               7,016,780
                                                           -------------

                  RHODE ISLAND - 0.91%

     2,500,000    Rhode Island HMFC,
                  Home Ownership
                  Opportunity, Series 19-A
                  5.70%, 04/01/15                              2,644,375
     1,110,000    Rhode Island HMFC,
                  Home Ownership
                  Opportunity, Series 15-B
                  6.20%, 10/01/06                              1,165,578
     1,500,000    Rhode Island State Health & Educational
                  Building Corporation Higher Education,
                  Johnson & Wales
                  5.25%, 04/01/15
                  Insured: XLCA                                1,670,430
                                                           -------------
                                                               5,480,383
                                                           -------------

                  SOUTH CAROLINA - 1.46%

       850,000    Charleston County School District, GO
                  5.00%, 02/01/14
                  Insured: SCSDE                                 932,467
     1,000,000    Greenville County School District,
                  Building Equity Sooner Tomorrow
                  5.88%, 12/01/17                              1,122,570
     1,500,000    Greenville Waterworks Revenue Bonds
                  5.50%, 02/01/22                              1,638,510


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  SOUTH CAROLINA (CONTINUED)

$      335,000    Piedmont Municipal Power Agency
                  Electric Revenue
                  6.13%, 01/01/07
                  Insured: FGIC                            $     382,878
     2,015,000    Piedmont Municipal Power Agency
                  Electric Revenue, Series A,
                  Unrefunded Balance
                  6.13%, 01/01/07
                  Insured: FGIC                                2,285,413
     1,150,000    South Carolina State Public Service
                  Authority, Series B
                  5.88%, 01/01/14
                  Insured: FGIC                                1,277,455
     1,040,000    Sumter County Hospital Facilities
                  Revenue, Toomey Regional Medical,
                  Unrefunded Balance
                  6.63%, 11/15/04
                  Insured: MBIA                                1,121,338
                                                           -------------
                                                               8,760,631
                                                           -------------

                  TENNESSEE - 0.92%

     2,750,000    Metropolitan Government of Nashville &
                  Davidson County, GO Water & Sewer
                  Revenue, GO
                  6.50%, 01/01/10
                  Insured: FGIC                                3,296,480
     2,000,000    Metropolitan Government of Nashville &
                  Davidson County, GO
                  5.88%, 05/15/26                              2,216,280
                                                           -------------
                                                               5,512,760
                                                           -------------

                  TEXAS - 9.05%

     1,000,000    Amarillo Health Facilities Corp.,
                  Baptist
                  St. Anthony's Hospital Corp.,
                  5.50%, 01/01/14
                  Insured: FSA                                 1,121,790
       500,000    Carrollton Farmers Branch, ISD, GO
                  5.10%, 02/15/04                                500,830
     1,000,000    Comal ISD,
                  School Building, GO
                  5.50%, 02/01/14
                  Insured: PSF-GTD                             1,118,010
     1,000,000    Fort Worth Water & Sewer Revenue
                  5.25%, 02/15/15                              1,095,820
     5,000,000    Harris County Capital Appreciation,
                  Toll Road Subordinated Loan, GO
                  4.09%, 08/01/04 (A)                          4,919,050
     2,170,000    Harris County HFDC Memorial Hospital
                  System Project, Series A
                  6.00%, 06/01/13
                  Insured: MBIA                                2,535,081
     2,000,000    Houston Hotel Occupancy Tax & Special
                  Revenue, Capital Appreciation, Series B
                  5.35%, 09/01/17 (A)
                  Insured: AMBAC                               1,023,200
     1,000,000    Houston Water Conveyance System
                  Contract COP, Series J
                  6.13%, 12/15/06
                  Insured: AMBAC                               1,144,920


PAR VALUE                                                      VALUE
---------                                                      -----

$    4,000,000    Houston Water & Sewer System Junior
                  Lien, Series C
                  4.48%, 12/01/11 (A)
                  Insured: AMBAC                           $   2,859,400
       800,000    Houston Water & Sewer System Revenue,
                  Junior Lien, Series C
                  5.90%, 12/01/05                                888,320
     4,720,000    Houston Water & Sewer System Junior Lien,
                  Series C
                  5.50%, 12/01/17
                  Insured: AMBAC                               5,233,678
     5,000,000    Houston Water & Sewer System Revenue,
                  Compound Interest, Jr. Lien, Series C
                  4.48%, 12/01/04 (A)
                  Insured: AMBAC                               4,886,950
     1,775,000    Katy ISD, Capital Appreciation
                  3.56%, 08/15/11 (A)                          1,284,497
     2,100,000    Lower Colorado River Authority Junior
                  Lien,
                  5th Supplement
                  5.38%, 01/01/16                              2,407,230
     1,500,000    Lower Colorado River Authority Revenue,
                  Series A
                  5.50%, 05/15/21                              1,637,175
     2,000,000    Lower Neches Valley Authority,
                  IDC Mobil Oil Refining Project
                  5.80%, 05/01/22                              2,161,440
     1,000,000    North Central HFDC, Presbyterian
                  Healthcare,
                  Pre-refunded 06/01/05
                  5.90%, 06/01/21                              1,092,100
     2,500,000    San Antonio Electric & Gas
                  5.38%, 02/01/14                              2,835,300
     3,500,000    San Antonio ISD,
                  Series B, GO
                  4.79%, 8/15/11 (A)                           2,530,745
     2,785,000    Spring Branch ISD, GO
                  5.38%, 02/01/18
                  Insured: PSF-GTD                             3,018,606
        50,000    Tarrant County HFDC, Hospital Revenue,
                  Refunding & Improvement, Fort Worth
                  Osteopathic Hospital,
                  5.80%, 05/15/04
                  Insured: MBIA                                   52,255
       250,000    Texas Municipal Power Agency Revenue,
                  Unrefunded Balance
                  6.15%, 09/01/15 (A)
                  Insured: MBIA                                  144,385
     1,500,000    Texas State Public Finance Authority
                  Building Capital Appreciation
                  7.15%, 02/01/06 (A)
                  Insured: MBIA                                1,420,153
     7,000,000    Texas State Turnpike Authority, Central
                  Texas Turnpike Systems Revenue Second
                  Tier, BAN
                  5.00%, 06/01/08                              7,789,390
       500,000    Texas State, Series A, GO
                  5.80%, 10/01/04                                531,830
                                                           -------------
                                                              54,232,155
                                                           -------------


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  UTAH - 0.54%

$    1,750,000    Intermountain Power Agency, Power
                  Supply Revenue, Series A
                  5.00%, 07/01/18
                  Insured: FSA                             $   1,869,298
     1,250,000    Utah Assessed Municipal Power System
                  Revenue, Payson Power Project, Series
                  A
                  5.00%, 04/01/12
                  Insured: FSA                                 1,381,962
                                                           -------------
                                                               3,251,260
                                                           -------------

                  VIRGINIA - 1.67%

     3,000,000    Richmond, GO
                  5.13%, 01/15/07
                  Insured: FSA                                 3,329,070
     1,000,000    Richmond, Series A, GO
                  5.25%, 07/15/12
                  Insured: FSA                                 1,137,620
     1,655,000    Virginia State Housing Development
                  Authority Multi-Family Housing,
                  Series H
                  5.70%, 11/01/07                              1,766,051
     3,500,000    Virginia State Public School Authority
                  School Financing, Series A
                  5.00%, 08/01/17                              3,779,230
                                                           -------------
                                                              10,011,971
                                                           -------------

                  WASHINGTON - 4.12%

     1,000,000    Clark County School District No. 37,
                  Vancouver, Series C
                  5.44%, 12/01/16 (A)
                  Insured: FGIC                                  538,370
     4,675,000    Energy NorthWest Washington Electric
                  Revenue, Project Number 1, Series A
                  5.50%, 07/01/16
                  Insured: MBIA                                5,223,798
     2,625,000    Port of Seattle, Series A
                  5.50%, 02/01/26
                  Insured: MBIA                                2,831,824
        250,000   Port of Seattle, Series A
                  6.00%, 10/01/08
                  Insured: FGIC                                  287,948
      2,300,000   Seattle Municipal Light & Power
                  Revenue
                  5.88%, 10/01/10
                  Insured: MBIA-IBC                            2,668,368
      1,370,000   Seattle, Series A, GO
                  5.50%, 06/01/11                              1,565,074
        250,000   Seattle Water System Revenue
                  5.38%, 08/01/09                                283,458
      2,390,000   Washington State, Series AT-5, GO
                  4.95%, 08/01/07 (A)                          2,157,596
      7,800,000   Washington State Public Power Supply
                  Revenue, Nuclear Project No. 1,
                  Linked ACES & Inverse Floaters
                  5.40%, 07/01/12
                  Insured: FSA-CR                              7,993,362
     1,000,000    Washington State, Series A, GO
                  5.63%, 07/01/13                              1,134,620
                                                           -------------
                                                              24,684,418
                                                           -------------

PAR VALUE                                                      VALUE
---------                                                      -----

                  WEST VIRGINIA - 1.29%

$    2,000,000    West Virginia School Building Authority
                  Capital Improvement
                  5.50%, 07/01/11
                  Insured: MBIA                            $   2,261,920
     2,500,000    West Virginia State College Revenue
                  5.75%, 04/01/04
                  Insured: AMBAC                               2,559,500
       270,000    West Virginia State Hospital Finance
                  Authority Revenue, Charleston
                  Medical Center
                  Un-refunded                                    299,873
                  6.75%, 09/01/22
     1,105,000    West Virginia State Hospital Finance
                  Authority Revenue Charleston
                  Medical Center
                  Pre-refunded 09/01/10
                  6.75%, 09/01/22                              1,374,123
       300,000    West Virginia State Housing
                  Development
                  Fund, Housing Finance, Series A
                  5.55%, 11/01/10                                321,732
     1,500,000    West Virginia State University Revenue,
                  Series A
                  5.94%, 04/01/15 (A)
                  Insured: AMBAC                                 887,175
                                                           -------------
                                                               7,704,323
                                                           -------------

                  WISCONSIN - 2.01%

     1,225,000    Kenosha Capital Appreciation Promissory
                  Notes, Series C
                  5.95%, 06/01/04 (A)
                  Insured: MBIA                                1,208,646
     1,550,000    Milwaukee County, Series A, GO
                  Unrefunded balance
                  5.00%, 10/01/07                              1,731,800
     2,235,000    Milwaukee County, Series A, GO
                  5.40%, 12/01/04                              2,379,090
     2,020,000    Wisconsin State Transportation Revenue,
                  Series B
                  5.25%, 07/01/11                              2,302,234
     2,000,000    Wisconsin State, Series C, GO
                  5.55%, 05/01/21
                  Insured: MBIA IBC                            2,207,540
     2,000,000    Wisconsin State, Series D, GO
                  5.50%, 05/01/16
                  Insured: MBIA IBC                            2,225,441
                                                           -------------
                                                              12,054,751
                                                           -------------
                  TOTAL MUNICIPAL SECURITIES                 585,543,975
                                                           -------------
                  (Cost $535,042,707)


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                         VALUE
------                                                         -----

INVESTMENT COMPANIES - 0.82%

       348,818    Dreyfus Tax Exempt Cash
                  Management Fund                          $     348,818
     4,567,762    Federated Tax-Free Obligations Fund          4,567,762
                                                           -------------
                  TOTAL INVESTMENT COMPANIES                   4,916,580
                                                           -------------
                  (Cost $4,916,580)
TOTAL INVESTMENTS - 98.50%                                   590,460,555
                                                           -------------
(Cost $539,959,287) (B)

NET OTHER ASSETS AND LIABILITIES - 1.50%                       8,968,416
                                                           -------------
NET ASSETS - 100.00%                                       $ 599,428,971
                                                           =============

_____________________________________________
(A)           Zero Coupon Bond. Interest rate shown reflects effective yield to maturity at time of purchase.
(B)           Cost for federal income tax purposes is $539,821,123.
AMBAC         American Municipal Bond Assurance Corp.
AMBAC-
TCRS          AMBAC Transferable Custodial Receipts
BAN           Bond Anticipation Notes
COP           Certificate of Participation
Connie Lee    College Construction Loan Association
EDA           Economic Development Authority
EFC           Environmental Facilities Corp.
FGIC          Federal Guaranty Insurance Corp.
FGIC-
TCRS          FGIC Transferable Custodial Receipts
FHA           Federal Housing Authority
FHLMC         Federal Home Loan Mortgage Corp.
FNMA          Federal National Mortgage Association
FSA           Financial Security Assurance Co.
FSA-CR        FSA Custodial Receipts
GAN           Grant Anticipation Notes
GNMA          Government National Mortgage Association
GO            General Obligation
HEFA          Health and Educational Facilities Authority
HFA           Housing Finance Authority
HFDC          Health Finance Development Authority
HMFC          Housing & Mortgage Finance Corp.
IFA           Industrial Finance Authority
ISD           Independent School District
MBIA          Municipal Bond Insurance Association
MBIA IBC      MBIA Insured Bond Certificate
MWRA          Municipal Water Resource Authority
PCR           Pollution Control Revenue
POL CTL-SRF   State Water Pollution Control Revolving Fund
PSF-GTD       Permanent School Fund Guaranteed
RAN           Revenue Anticipation Notes
SCSDE         South Carolina Schools Department of Education
SFM           Single Family Mortgage
SP OB         Special Obligation
WRA           Water Resource Authority
XLCA          XL Capital Assurance


                       See Notes to Financial Statements.

             LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

MUNICIPAL SECURITIES - 97.85%

                  CONNECTICUT - 0.28%

$    1,000,000    Connecticut State, GO
                  Series C
                  5.38%, 12/15/10                          $   1,145,510
                                                           -------------

                  FLORIDA - 0.64%

     2,375,000    Florida State Department of
                  Transportation,
                  Right of Way
                  Series B, GO
                  5.75%, 07/01/05                              2,595,495
                                                           -------------

                  ILLINOIS - 1.06%

     4,300,000    Illinois Health Facilities Authority
                  OSF Healthcare Systems
                  1.40%, 11/15/27                              4,300,000
                                                           -------------

                  IOWA - 0.98%

     4,000,000    Hills Iowa Healthcare
                  Mercy Hospital Project
                  1.35%, 08/01/32                              4,000,000
                                                           -------------

                  MASSACHUSETTS - 90.11%

     1,055,000    Andover, GO
                  5.00%, 12/15/07                              1,189,396
     1,605,000    Bellingham, GO
                  5.25%, 03/01/13
                  Insured: AMBAC                               1,804,325
     2,000,000    Boston, GO
                  5.25%, 10/01/04
                  Insured: MBIA                                2,114,520
       250,000    Boston, GO
                  5.25%, 10/01/05
                  Insured: MBIA                                  272,940
     6,000,000    Boston, Series B, GO
                  5.00%, 02/01/12
                  Insured: AMBAC                               6,696,180
     2,000,000    Boston, Series A, GO
                  5.00%, 02/01/21
                  Insured: FSA                                 2,100,760
     2,010,000    Boston Metropolitan District
                  Series A, GO
                  5.25%, 12/01/14                              2,258,074
     5,000,000    Boston SP OB
                  City Hospital, Series A
                  5.00%, 08/01/14
                  Insured: MBIA                                5,475,550
     1,320,000    Boston Water & Sewer Commission
                  Series A
                  5.13%, 11/01/15                              1,443,209
     1,500,000    Brockton, GO
                  5.13%, 04/01/15                              1,645,260
     1,905,000    Brookline, GO
                  5.75%, 04/01/14                              2,203,018
     1,060,000    Cambridge,
                  Municipal Purpose Loan, GO
                  4.75%, 12/15/08                              1,188,186


PAR VALUE                                                      VALUE
---------                                                      -----

$      650,000    Chelsea, GO
                  School Project Loan Act 1948
                  6.00%, 06/15/04
                  Insured: AMBAC                           $     685,555
     1,000,000    Chelsea, GO
                  School Project Loan Act 1948
                  5.70%, 06/15/06
                  Insured: AMBAC                               1,070,850
     2,015,000    Everett, GO
                  6.00%, 12/15/11
                  Insured: MBIA                                2,422,232
     1,450,000    Falmouth, GO
                  5.00%, 02/01/11                              1,620,273
     1,105,000    Gloucester, GO
                  5.10%, 08/01/14
                  Insured: FGIC                                1,215,257
     1,045,000    Greater Lawrence Vocational Technical
                  High School District,
                  5.00%, 03/15/11                              1,176,231
     1,140,000    Greater Lawrence Vocational Technical
                  High School District,
                  5.00%, 03/15/12                              1,285,760
     1,260,000    Groton-Dunstable
                  Regional School District, GO
                  5.00%, 10/15/21
                  Insured: FSA                                 1,337,200
     1,500,000    Haverhill, GO
                  5.30%, 06/15/12
                  Insured: FGIC                                1,678,200
     2,385,000    Holden, Municipal Purpose Loan, GO
                  5.75%, 03/01/18
                  Insured: FGIC                                2,741,391
     1,000,000    Holyoke, Municipal Purpose Loan, GO
                  Series A
                  5.60%, 06/15/11
                  Insured: FSA                                 1,115,320
       100,000    Kingston, GO
                  5.70%, 08/01/07                                103,113
     1,475,000    Lawrence, GO
                  6.25%, 02/15/09
                  Insured: AMBAC                               1,563,928
     1,140,000    Lowell, GO
                  Series A
                  5.50%, 01/15/10                              1,197,650
       250,000    Lowell, GO
                  6.05%, 04/01/11
                  Insured: FSA                                   277,060
     1,000,000    Lowell, GO
                  6.63%, 04/01/15
                  Insured: FSA                                 1,119,300
     1,000,000    Lowell, GO
                  5.00%, 08/01/10
                  Insured: AMBAC                               1,125,770
     2,740,000    Lowell, GO
                  5.50%, 08/01/11
                  Insured: AMBAC                               3,013,452
     1,720,000    Lowell, GO
                  5.50%, 08/01/12
                  Insured: AMBAC                               1,891,656
     1,215,000    Lowell, GO
                  5.00%, 02/01/13
                  Insured: AMBAC                               1,344,580
       100,000    Lynn Water & Sewer Commission
                  5.30%, 12/01/06
                  Insured: FGIC                                  104,378


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  MASSACHUSETTS (CONTINUED)

$    1,570,000    Marshfield GO,
                  5.00%, 06/15/07
                  Issuer: FGIC                             $   1,752,528
       795,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Prerefunded, Series A
                  5.50%, 03/01/07                                870,239
       705,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Unrefunded, Series A
                  5.50%, 03/01/07                                769,141
     2,000,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Series A
                  5.40%, 03/01/08                              2,261,620
     1,885,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Series A
                  5.60%, 03/01/08                              2,148,636
     2,615,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Prerefunded, Series A
                  5.75%, 03/01/18
                  Insured: MBIA IBC                            2,874,303
     3,675,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Series A
                  5.75%, 03/01/25                              4,040,111
     2,640,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Series B
                  5.80%, 03/01/10                              2,795,496
     1,000,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Series B
                  5.13%, 03/01/11                              1,101,120
     1,000,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Series D
                  5.00%, 03/01/11                              1,116,850
     1,000,000    Massachusetts Bay Transportation
                  Authority Revenue, General Transportation
                  System, Series D
                  5.63%, 03/01/26                              1,119,810
     5,000,000    Massachusetts Bay Transportation
                  Authority Revenue, Massachusetts Sales
                  Tax Revenue, Series A
                  5.25%, 07/01/11                              5,635,750
     1,000,000    Massachusetts Bay Transportation
                  Authority Revenue, SP OB, Series A
                  5.00%, 07/01/11                              1,111,740
     1,000,000    Massachusetts Bay Transportation
                  Authority Revenue, Series A
                  5.75%, 07/01/14                              1,151,460
     1,000,000    Massachusetts Bay Transportation
                  Authority Revenue, SP OB, Series A
                  5.75%, 07/01/18                              1,141,030
     2,000,000    Massachusetts Municipal Wholesale
                  Electric Company Power Supply System,
                  Series A
                  5.10%, 07/01/07
                  Insured: AMBAC                               2,236,580


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,500,000    Massachusetts Municipal Wholesale
                  Electric Company Power Supply System,
                  Nuclear Project 3 Series A
                  5.00%, 07/01/11                          $   2,755,000
       250,000    Massachusetts State, Series A, GO
                  6.25%, 07/01/04                                264,250
     5,000,000    Massachusetts State, Series A, GO
                  5.00%, 11/01/13                              5,452,250
     5,315,000    Massachusetts State, Series B, GO
                  6.50%, 08/01/08                              6,358,069
     1,100,000    Massachusetts State, Series B, GO
                  5.50%, 11/01/07                              1,248,390
       200,000    Massachusetts State, Series B, GO
                  5.30%, 11/01/05                                217,908
     2,000,000    Massachusetts State, Series B, GO
                  5.40%, 11/01/07                              2,270,460
                  Issured: MBIA
     3,000,000    Massachusetts State College Building
                  Authority Project Revenue, Series A
                  6.70%, 05/01/16                              3,212,220
     4,000,000    Massachusetts State College Building
                  Authority Project Revenue, Series A
                  5.28%, 05/01/28 (A)
                  Insured: MBIA                                1,144,760
       250,000    Massachusetts State Consolidated
                  Loan, Series A, GO
                  5.75%, 02/01/15
                  Insured: MBIA                                  271,485
     3,520,000    Massachusetts State Consolidated
                  Loan, Series A, GO
                  5.80%, 02/01/17                              4,129,347
     3,000,000    Massachusetts State Consolidated
                  Loan, Series B, GO
                  5.00%, 04/01/14                              3,380,550
     3,000,000    Massachusetts State Consolidated
                  Loan, Series B, GO
                  5.75%, 06/01/16                              3,394,740
     1,000,000    Massachusetts State Consolidated
                  Loan, Series B, GO
                  5.25%, 05/01/12                              1,144,400
     1,000,000    Massachusetts State Consolidated
                  Loan, Series B, GO
                  5.25%, 05/01/14                              1,144,400
     1,750,000    Massachusetts State Consolidated
                  Loan, Series C, GO
                  5.25%, 08/01/15                              1,999,882
     1,000,000    Massachusetts State Consolidated
                  Loan, Series C, GO
                  5.02%, 08/01/18 (A)                            495,280
     5,000,000    Massachusetts State Consolidated
                  Loan, Series C, GO
                  5.25%, 08/01/14                              5,713,950
     3,000,000    Massachusetts State Consolidated
                  Loan, Series C, GO
                  5.38%, 12/01/18                              3,454,800
     2,000,000    Massachusetts State Consolidated
                  Loan, Series D, GO
                  5.00%, 11/01/14                              2,173,340
     3,500,000    Massachusetts State Consolidated
                  Loan, Series D, GO
                  5.00%, 11/01/11                              3,911,285
       100,000    Massachusetts State Convention
                  Center Authority, Boston Common
                  Parking Garage, Series A
                  5.35%, 09/01/06                                103,364


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  MASSACHUSETTS (CONTINUED)

$      100,000    Massachusetts State Convention
                  Center Authority, Boston Common
                  Parking Garage, Series A
                  5.40%, 09/01/07                          $     103,363
     1,000,000    Massachusetts State Development
                  Finance Agency, Belmont Hill School
                  5.00%, 09/01/31                              1,009,580
     1,445,000    Massachusetts State Development
                  Finance Agency, Clark University
                  5.25%, 07/01/16                              1,523,362
     1,000,000    Massachusetts State Development
                  Finance Agency, Clark University
                  5.25%, 02/01/22                              1,069,200
     2,000,000    Massachusetts State Development
                  Finance Agency, Higher Education
                  Smith College
                  5.75%, 07/01/23                              2,359,980
     1,030,000    Massachusetts State Development
                  Finance Agency, Lease Revenue
                  Visual & Performing Arts Project
                  5.75%, 08/01/13                              1,190,639
     1,355,000    Massachusetts State Development
                  Finance Agency, Mount Holyoke College
                  5.50%, 07/01/13                              1,528,589
     1,010,000    Massachusetts State Development
                  Finance Agency, Mount Holyoke College
                  5.00%, 07/01/04                              1,054,662
     1,000,000    Massachusetts State Development
                  Finance Agency, Pharmancy & Allied
                  Heallth Sciences
                  6.38%, 07/01/23                              1,076,540
     1,200,000    Massachusetts State Development
                  Finance Agency, Visual & Performing
                  Arts Project
                  6.00%, 08/01/21                              1,425,684
       600,000    Massachusetts State Development
                  Finance Agency, Western
                  New England College
                  5.88%, 12/01/22                                607,038
     2,000,000    Massachusetts State Government Bank,
                  Series B
                  5.25%, 02/01/06                              2,190,840
     1,500,000    Massachusetts State
                  Series A
                  5.25%, 01/01/07                              1,658,715
     2,000,000    Massachusetts State
                  Series A
                  5.75%, 08/01/09                              2,325,080
       370,000    Massachusetts State
                  Federally Assisted Housing
                  6.00%, 02/01/08                                410,078
     4,000,000    Massachusetts State
                  Federal Highway Capital Appreciation
                  Series A
                  5.15%, 06/15/15 (A)                          2,373,840
     2,700,000    Massachusetts State Federal Highway
                  GAN
                  Series A
                  5.25%, 06/15/08                              3,051,108
     1,000,000    Massachusetts State Federal Highway
                  GAN
                  Series A
                  5.75%, 06/15/09                              1,161,710


PAR VALUE                                                      VALUE
---------                                                      -----

$    1,000,000    Massachusetts State Federal Highway
                  GAN
                  Series A
                  5.50%, 06/15/14                          $   1,124,970
     1,000,000    Massachusetts State Federal Highway
                  GAN
                  Series A
                  5.25%, 12/15/11                              1,115,870
     2,000,000    Massachusetts State HEFA
                  Amherst College, Series G
                  5.38%, 11/01/20                              2,169,840
     2,000,000    Massachusetts State HEFA
                  BayState Medical Center
                  Series D
                  6.00%, 07/01/15                              2,052,820
       890,000    Massachusetts State HEFA
                  BayState Medical Center
                  Series F
                  5.75%, 07/01/13                                985,461
     2,500,000    Massachusetts State HEFA
                  Boston Medical Center, Series A
                  5.25%, 07/01/15                              2,678,925
     2,000,000    Massachusetts State HEFA
                  Brandeis University, Series J
                  5.00%, 10/01/26                              2,053,840
     1,500,000    Massachusetts State HEFA
                  Brandeis University, Series I
                  5.25%, 10/01/14                              1,663,215
     1,900,000    Massachusetts State HEFA
                  Brandeis University, Series I
                  5.25%, 10/01/12                              2,121,160
     1,175,000    Massachusetts State HEFA
                  Dana Farber Cancer Project
                  Series G 1
                  6.25%, 12/01/09                              1,280,327
     1,000,000    Massachusetts State HEFA
                  Harvard University, Series Z
                  5.50%, 01/15/11                              1,151,470
     1,980,000    Massachusetts State HEFA
                  Harvard University, Series AA
                  5.50%, 01/15/09                              2,272,288
     4,500,000    Massachusetts State HEFA
                  Harvard University, Series DD
                  5.00%, 07/15/35                              4,596,570
     1,000,000    Massachusetts State HEFA
                  Harvard University, Series P
                  5.63%, 11/01/26                              1,100,530
     1,000,000    Massachusetts State HEFA
                  Harvard University, Series P
                  5.38%, 11/01/32                              1,067,190
     2,500,000    Massachusetts State HEFA
                  Partners Healthcare Systems
                  Series A
                  5.25%, 07/01/15                              2,678,925
     3,900,000    Massachusetts State HEFA
                  Partners Healthcare Systems
                  Series A
                  5.38%, 07/01/17                              4,178,187
     4,670,000    Massachusetts State HEFA
                  Partners Healthcare Systems
                  Series B
                  5.25%, 07/01/10                              5,141,016
       750,000    Massachusetts State HEFA
                  Partners Healthcare Systems
                  Series C
                  5.75%, 07/01/21                                806,903


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  MASSACHUSETTS (CONTINUED)

$    2,000,000    Massachusetts State HEFA
                  Massachusetts General Hospital
                  Series G
                  5.38%, 07/01/11                          $   2,045,360
     1,000,000    Massachusetts State HEFA
                  Massachusetts Institute Technology
                  Series K
                  5.25%, 07/01/12                              1,150,600
     2,275,000    Massachusetts State HEFA
                  Massachusetts Institute Technology
                  Series K
                  5.38%, 07/01/17                              2,629,445
       735,000    Massachusetts State HEFA
                  Massachusetts Institute Technology
                  Series L
                  5.00%, 07/01/18                                825,295
     1,000,000    Massachusetts State HEFA
                  Massachusetts Institute Technology
                  Series K
                  5.50%, 07/01/22                              1,151,270
     1,110,000    Massachusetts State HEFA
                  Northeastern University, Series G
                  5.50%, 10/01/12
                  Insured: MBIA                                1,282,461
       510,000    Massachusetts State HEFA
                  Simmons College, Series F
                  5.00%, 10/01/17                                551,285
     1,015,000    Massachusetts State HEFA
                  Simmons College, Series F
                  5.00%, 10/01/15                              1,114,379
     1,000,000    Massachusetts State HEFA
                  Simmons College
                  5.00%, 10/01/14                              1,086,140
     2,000,000    Massachusetts State HEFA
                  Smith College, Series D
                  5.75%, 07/01/26                              2,146,740
       325,000    Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.50%, 07/01/13                                332,361
     2,000,000    Massachusetts State HEFA
                  Tufts University, Series I
                  5.50%, 02/15/36                              2,129,800
     2,000,000    Massachusetts State HEFA
                  University of Massachusetts
                  5.25%, 07/01/14                              2,150,460
     1,475,000    Massachusetts State HEFA
                  University of Massachusetts
                  5.25%, 10/01/13                              1,659,759
     1,000,000    Massachusetts State HEFA
                  University of Massachusetts
                  5.88%, 10/01/29                              1,138,700
       610,000    Massachusetts State HEFA
                  Wellesley College
                  5.00%, 07/01/15                                670,695
       500,000    Massachusetts State HEFA
                  Williams College, Series D
                  5.40%, 07/01/05                                513,610
     1,740,000    Massachusetts State HEFA
                  Williams College, Series H
                  5.00%, 07/01/16                              1,897,801
     1,750,000    Massachusetts State HEFA
                  Williams College, Series F
                  5.50%, 07/01/26                              1,907,132


PAR VALUE                                                      VALUE
---------                                                      -----

$   1,590,000     Massachusetts State HFA
                  Multi-Family Housing, Series A
                  6.10%, 07/01/15
                  Insured: MBIA                            $   1,677,561
      230,000     Massachusetts State HFA
                  Housing Projects, Series A
                  6.30%, 10/01/13
                  Insured: AMBAC                                 234,901
    1,750,000     Massachusetts State HFA
                  Residential Development
                  6.88%, 11/15/11
                  Insured: FNMA                                1,771,665
    1,245,000     Massachusetts State HFA
                  Single Family, Series 77, AMT
                  5.85%, 12/01/08
                  Insured: FSA                                 1,265,493
      915,000     Massachusetts State HFA
                  Single Family, Series 77, AMT
                  5.95%, 06/01/25
                  Insured: FSA                                   996,728
    1,000,000     Massachusetts State IFA
                  Refusetech, Inc. Project, Series A
                  6.30%, 07/01/05                              1,023,450
    1,250,000     Massachusetts State IFA
                  Belmont Hill School
                  5.63%, 09/01/20                              1,311,875
    1,000,000     Massachusetts State IFA
                  Concord Academy
                  5.50%, 09/01/27                              1,013,790
    1,000,000     Massachusetts State IFA
                  Groton School, Series A
                  5.00%, 03/01/28                              1,022,410
    1,000,000     Massachusetts State IFA Combined
                  Jewish Philanthropies, Series A
                  6.38%, 02/01/15                              1,055,630
      250,000     Massachusetts State IFA
                  Lesley College Project, Series A
                  6.00%, 07/01/10
                  Insured: Connie Lee                            278,358
      300,000     Massachusetts State IFA
                  Milton Academy, Series B
                  5.30%, 09/01/08
                  Insured: MBIA                                  310,041
      500,000     Massachusetts State IFA
                  Park School
                  5.90%, 09/01/26                                563,275
    2,000,000     Massachusetts State IFA
                  Phillips Academy
                  5.38%, 09/01/23                              2,319,440
    1,210,000     Massachusetts State IFA
                  Trustees Deerfield Academy
                  5.00%, 10/01/23                              1,244,727
    1,830,000     Massachusetts State IFA
                  Tufts University, Series H
                  5.50%, 02/15/13
                  Insured: MBIA                                2,093,556
    1,200,000     Massachusetts State IFA
                  Wentworth Institute of Technology
                  5.65%, 10/01/18                              1,251,576
    1,300,000     Massachusetts State IFA
                  Worcester Polytechnic Institute, Series 2
                  5.25%, 09/01/14
                  Insured: MBIA                                1,440,608


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  MASSACHUSETTS (CONTINUED)

$    1,550,000    Massachusetts State IFA
                  Worcester Polytechnic Institute
                  5.13%, 09/01/17                          $   1,675,318
     1,390,000    Massachusetts State Port Authority
                  6.00%, 07/01/04                              1,462,044
       525,000    Massachusetts State Port Authority
                  5.63%, 07/01/12                                590,951
     1,050,000    Massachusetts State Port Authority
                  6.00%, 07/01/13                              1,073,667
     1,125,000    Massachusetts State, SP OB & Revenue
                  Consolidated Loan, Series A
                  5.38%, 06/01/19
                  Insured: FGIC                                1,229,287
     1,000,000    Massachusetts State, SP OB & Revenue
                  Consolidated Loan, Series A
                  5.50%, 06/01/13                              1,145,080
     1,500,000    Massachusetts State, SP OB & Revenue
                  Consolidated Loan, Series A
                  5.00%, 06/01/10
                  Insured: FGIC                                1,671,750
       250,000    Massachusetts State, SP OB & Revenue
                  Series A
                  Pre-refunded 06/01/04
                  5.80%, 06/01/14                                265,090
     2,000,000    Massachusetts State, SP OB & Revenue
                  Series A
                  5.50%, 06/01/07                              2,109,840
     2,780,000    Massachusetts State, SP OB & Revenue
                  Series A
                  5.75%, 06/01/11                              2,946,300
       700,000    Massachusetts State, SP OB & Revenue
                  Series A
                  Pre-refunded 06/01/04
                  5.75%, 06/01/12                                741,874
       250,000    Massachusetts State Turnpike Authority
                  Series A
                  5.00%, 01/01/13                                276,013
     2,000,000    Massachusetts State Turnpike Authority
                  Metropolitan Highway System Revenue
                  Series A
                  5.00%, 01/01/37
                  Insured: MBIA                                2,015,560
     1,000,000    Massachusetts State Turnpike Authority
                  Metropolitan Highway System
                  Subordinated, Series A
                  5.13%, 01/01/09
                  Insured: AMBAC                               1,119,390
     1,500,000    Massachusetts State Turnpike Authority
                  Metropolitan Highway System
                  Subordinated, Series A
                  5.00%, 01/01/39
                  Insured: AMBAC                               1,513,440
     1,350,000    Massachusetts State WPAT
                  MWRA Program, Series A
                  5.00%, 08/01/09                              1,513,539
        25,000    Massachusetts State WPAT
                  Series A
                  Unrefunded balance
                  5.40%, 08/01/11                                 27,346
     1,225,000    Massachusetts State WPAT
                  Series 1
                  Unrefunded balance
                  5.60%, 08/01/13                              1,261,762


PAR VALUE                                                      VALUE
---------                                                      -----

$      225,000    Massachusetts State WPAT
                  Series A
                  Pre-refunded
                  5.40%, 08/01/11                          $     259,232
       890,000    Massachusetts State WPAT
                  Series A
                  Pre-refunded
                  5.25%, 08/01/14                                998,064
       730,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 2
                  6.13%, 02/01/07                                833,653
     2,000,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 5
                  5.75%, 08/01/16                              2,299,260
     2,000,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 7
                  5.25%, 08/01/05                              2,167,000
     2,000,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 7
                  5.25%, 02/01/10                              2,250,620
     1,280,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 7
                  5.70%, 02/01/12                              1,432,627
     1,000,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 7
                  5.25%, 02/01/13                              1,112,170
       935,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 7
                  5.45%, 02/01/13                              1,081,150
     2,835,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 7
                  5.70%, 02/01/15                              3,173,045
     1,000,000    Massachusetts State WPAT
                  Pooled Loan Program, Series 8
                  5.00%, 08/01/11                              1,112,570
     2,870,000    Massachusetts State WRA
                  Series B
                  5.25%, 11/01/04                              3,247,979
     1,165,000    Massachusetts State WRA
                  Series B
                  5.50%, 08/01/15                              1,348,825
     2,750,000    Massachusetts State WRA
                  Series B
                  5.25%, 12/01/20                              2,977,948
     3,000,000    Massachusetts State WRA
                  Series B
                  5.60%, 11/01/26
                  Insured: FSA                                 3,415,560
     2,000,000    Massachusetts State WRA
                  Series C
                  6.00%, 12/01/11                              2,373,200
     1,000,000    Massachusetts State WRA
                  Series D
                  5.50%, 08/01/10                              1,147,980
                  Insured: MBIA
     3,000,000    Massachusetts State WRA
                  Series J
                  5.25%, 08/01/15
                  Insured: FSA                                 3,400,740
     1,775,000    Medford GO
                  5.00%, 02/15/10
                  Insured: AMBAC                               1,987,538
     1,405,000    Mendon Upton Regional School District
                  5.63%, 06/01/15
                  Insured: FSA                                 1,595,251


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  MASSACHUSETTS (CONTINUED)

$    1,000,000    Methuen, GO
                  5.63%, 11/15/14
                  Insured: FSA                             $   1,133,480
     2,250,000    Nantucket, GO
                  5.25%, 07/15/10
                  Insured: MBIA                                2,537,010
        90,000    Nantucket, GO
                  6.80%, 12/01/11                                 91,302
       200,000    Northampton, GO
                  5.30%, 09/01/10
                  Insured: AMBAC                                 206,742
     1,500,000    Palmer, GO
                  5.50%, 10/01/10
                  Insured: MBIA                                1,556,925
       510,000    Peabody, GO
                  Series A
                  5.00%, 08/01/14                                553,411
     1,000,000    Pioneer Valley
                  Regional School District, GO
                  5.00%, 06/15/12
                  Insured: AMBAC                               1,119,670
     1,000,000    Pittsfield, GO
                  5.00%, 04/15/11
                  Insured: MBIA                                1,116,930
     1,725,000    Plymouth, GO
                  5.00%, 10/15/18
                  Insured: MBIA                                1,846,164
     1,035,000    Randolph, GO
                  6.00%, 04/01/04
                  Insured: FGIC                                1,081,647
     1,000,000    Route 3 North Transportation
                  Improvement Municipal Securities
                  Association Lease Revenue
                  5.75%, 06/15/13
                  Insured: MBIA                                1,151,680
     2,500,000    Route 3 North Transportation
                  Improvement Municipal Securities
                  Association Lease Revenue
                  5.38%, 06/15/33
                  Insured: MBIA
                  SPA: State Street Bank & Trust Co            2,868,400
     2,000,000    Route 3 North Transportation
                  Improvement Municipal Securities
                  Association Lease Revenue
                  5.75%, 06/15/15
                  Insured: MBIA
                  SPA: State Street Bank & Trust Co            2,300,300
     1,000,000    Route 3 North Transportation
                  Improvement Municipal Securities
                  Association Lease Revenue
                  5.75%, 06/15/18
                  Insured: MBIA
                  SPA: State Street Bank & Trust Co            1,171,210
     2,000,000    Route 3 North Transportation
                  Improvement Municipal Securities
                  Association Lease Revenue
                  5.75%, 06/15/14
                  Insured: MBIA
                  SPA: State Street Bank & Trust Co            2,302,000
     1,050,000    Sandwich, GO
                  5.75%, 08/15/11                              1,213,968


PAR VALUE                                                      VALUE
---------                                                      -----

$      200,000    Sandwich, GO
                  5.40%, 11/01/07
                  Insured: AMBAC                           $     208,184
     1,000,000    Southeastern Massachusetts University
                  Building Authority, Series A
                  5.75%, 05/01/16
                  Insured: AMBAC                               1,093,730
     1,000,000    Springfield Municipal Purpose Loan, GO
                  5.30%, 08/01/11
                  Insured: AMBAC                               1,119,430
     1,000,000    Springfield Municipal Purpose Loan, GO
                  5.30%, 08/01/13
                  Insured: AMBAC                               1,117,750
     1,500,000    Springfield Municipal Purpose Loan, GO
                  5.25%, 01/15/15
                  Insured: MBIA                                1,666,110
     1,000,000    Springfield Municipal Purpose Loan, GO
                  6.00%, 10/01/16
                  Insured: FSA                                 1,124,800
     1,000,000    Springfield Municipal Purpose Loan, GO
                  5.00%, 11/15/18                              1,070,510
     1,255,000    Sutton, GO
                  5.25%, 04/01/06                              1,385,131
                  Insured: MBIA
     3,000,000    University of Lowell Building Authority
                  Fifth Series A
                  5.63%, 11/01/14
                  Insured: AMBAC                               3,322,050
     1,455,000    University of Massachusetts
                  Building Authority, Series 2
                  5.50%, 11/01/09
                  Insured: AMBAC                               1,680,336
     1,000,000    Westfield, GO
                  5.00%, 12/15/06
                  Insured: MBIA                                1,116,450
     1,705,000    Westford, GO
                  5.50%, 04/01/07
                  Insured: FGIC                                1,926,786
     1,095,000    Whitman Hanson School District, GO
                  5.00%, 06/15/08
                  Insured: FGIC                                1,231,043
     2,000,000    Wilmington, GO
                  5.00%, 06/15/07                              2,232,520
     3,125,000    Wilmington, GO
                  5.00%, 06/15/08                              3,513,250
     1,000,000    Worcester, GO
                  Series G
                  5.30%, 07/01/15                              1,104,350
     1,875,000    Worcester Municipal Purpose Loan, GO
                  Series B
                  5.25%, 11/01/14
                  Insured: MBIA                                2,091,225
                                                           -------------
                                                             366,572,167
                                                           -------------

                  MISSISSIPPI - 0.57%

     1,160,000    Mississippi State, GO
                  5.50%, 09/01/09                              2,304,800
                                                           -------------

                  NORTH CAROLINA - 0.32%

     1,160,000    North Carolina, GO
                  Series A
                  5.00%, 09/01/08                              1,308,503
                                                           -------------


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  PUERTO RICO - 3.23%

$      500,000    Childrens Trade Fund
                  Tobacco Settlement Revenue
                  5.00%, 05/15/09                          $     486,530
       500,000    Puerto Rico Commonwealth
                  Aqueduct & Sewer Authority
                  6.00%, 07/01/09
                  Insured: MBIA                                  590,835
     1,000,000    Puerto Rico Commonwealth
                  Highway & Transportation, Series AA
                  5.00%, 07/01/10                              1,122,630
     2,675,000    Puerto Rico Commonwealth
                  Highway & Transportation
                  5.25%, 07/01/13
                  Insured: MBIA                                2,982,759
     2,000,000    Puerto Rico Commonwealth
                  Public Improvements, Series C, GO
                  5.00%, 07/01/21
                  Insured: FSA                                 2,230,700
     1,000,000    Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA                                1,199,800
     2,000,000    Puerto Rico Industrial Tourist
                  Education
                  Medical & Environmental Control
                  Facilities
                  Inter-American University
                  Series A,
                  5.25%, 10/01/12
                  Insured: FSA                                 2,239,540
     1,000,000    Puerto Rico Municipal Finance Agency
                  Series A, GO
                  5.50%, 07/01/17
                  Insured: FSA                                 1,131,970
     1,000,000    Puerto Rico Municipal Finance Agency
                  Series A, GO
                  5.50%, 08/01/09
                  Insured: FSA                                 1,156,390
                                                           -------------
                                                              13,141,154
                                                           -------------

                  SOUTH CAROLINA - 0.66%

     2,310,000    South Carolina State
                  Series B, GO
                  5.50%, 4/1/11                                2,664,169
                                                           -------------
                  TOTAL MUNICIPAL SECURITIES                 398,031,798
                                                           -------------
                  (Cost $370,216,356)


SHARES                                                         VALUE
------                                                         -----

INVESTMENT COMPANIES - 1.67%

       114,008    Dreyfus Tax-Exempt
                  Cash Management Fund                     $     114,008
     6,677,744    Federated Massachusetts
                  Municipal Cash Trust                         6,677,744
                                                           -------------
                  TOTAL INVESTMENT COMPANIES                   6,791,752
                                                           -------------
                  (Cost $6,791,752)
TOTAL INVESTMENTS - 99.52%                                   404,823,550
                                                           -------------
(Cost $377,008,108) (B)

NET OTHER ASSETS AND LIABILITIES - 0.48%                       1,966,754
                                                           -------------
NET ASSETS - 100.00%                                       $ 406,790,304
                                                           =============

_____________________________________________
(A)           Zero Coupon Bond. Interest rate shown reflects the
              effective yield to maturity at time of purchase.
(B)           Cost for federal income tax purposes is $376,926,660.
AMBAC         American Municipal Bond Assurance Corp.
AMT           Alternative Minimum Tax. Private activity obligations the
              interest on which is subject to federal AMT for individuals.
Connie Lee    College Construction Loan Association
FGIC          Federal Guaranty Insurance Corp.
FSA           Financial Security Assurance Co.
GAN           Grant Anticipation Notes
GO            General Obligation
HEFA          Health and Educational Facilities Authority
HFA           Housing Finance Authority
IFA           Industrial Finance Agency
MBIA          Municipal Bond Insurance Association
MBIA IBC      MBIA Insured Bond Certificate
SP OB         Special Obligation
SPA           Stand-by Purchase Agreement
WPAT          Water Pollution Abatement Test
WRA           Water Resource Authority


                       See Notes to Financial Statements.

              LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

MUNICIPAL SECURITIES - 95.58%

                  DELAWARE - 4.72%

$      250,000    Delaware River & Bay Authority
                  Series A
                  5.40%, 01/01/14
                  Insured: AMBAC                           $     278,990
     2,500,000    Delaware River Port Authority
                  Series B
                  5.25%, 01/01/09
                  Insured: AMBAC                               2,810,575
     1,000,000    Delaware River Junction Toll Bridge
                  5.25%, 07/01/11                              1,110,600
                                                           -------------
                                                               4,200,165
                                                           -------------

                  ILLINOIS - 1.70%

     3,000,000    Illinois State Dedicated Tax Capital
                  Appreciation, Civic Center, Series B
                  3.45%, 12/15/17 (A)
                  Insured: AMBAC                               1,514,220
                                                           -------------

                  NEW JERSEY - 86.71%

       370,000    Atlantic County, Improvement Authority
                  Luxury Tax Revenue Convention Center
                  7.38%, 07/01/10
                  Insured: MBIA                                  441,295
       500,000    Bayonne Municipal Utilities Authority
                  Water System
                  5.00%, 01/01/12
                  Insured: MBIA                                  546,255
       500,000    Bergen County Utilities Authority
                  Series A
                  6.10%, 06/15/04
                  Insured: FGIC                                  527,455
     1,130,000    Burlington County Bridge Commission
                  County Guaranteed Governmental
                  Leasing Program
                  5.25%, 08/15/18                              1,232,231
     2,000,000    Burlington County Bridge Commission
                  Pooled Loan Revenue, County Guaranteed
                  Governmental Loan Program
                  4.00%, 10/15/05                              2,122,420
     1,570,000    Burlington County, General Improvement
                  Series A, GO
                  5.00%, 10/01/08
                  Insured: AMBAC                               1,766,894
     1,000,000    Cape May County, New Jersey
                  Municipal Utilities
                  Series A
                  5.75%, 01/01/16
                  Insured: FSA                                 1,185,710
       500,000    Chathams District Board of Education, GO
                  5.00%, 01/15/20
                  Insured: MBIA                                  527,425
       500,000    Cherry Hill Township, Series A, GO
                  5.25%, 07/15/19
                  Insured: FGIC                                  540,385
       500,000    Cherry Hill Township, Series B, GO
                  5.25%, 07/15/11                                565,705


PAR VALUE                                                      VALUE
---------                                                      -----

$    1,000,000    East Orange Board of Education, COP
                  Capital Appreciation
                  5.10%, 02/01/18 (A)
                  Insured: FSA                             $     520,900
       300,000    Edison Township, GO
                  4.80%, 01/01/05
                  Insured: AMBAC                                 312,939
       250,000    Elizabeth Board of Education, GO
                  7.00%, 03/15/04
                  Insured: MBIA                                  262,627
       200,000    Essex County, GO
                  4.75%, 07/15/07
                  Insured: MBIA                                  220,598
       500,000    Essex County, Improvement Authority
                  Lease Revenue, County Correctional
                  Facility Project
                  5.25%, 10/01/11
                  Insured: FGIC                                  558,980
       345,000    Essex County, Improvement Authority
                  Lease Revenue, County Jail & Youth
                  House Projects
                  6.50%, 12/01/06
                  Insured: AMBAC                                 380,331
       250,000    Essex County, Improvement Authority
                  Lease Revenue, County Jail & Youth
                  House Projects
                  5.00%, 12/01/08
                  Insured: AMBAC                                 280,312
       250,000    Essex County, Utilities Authority
                  Solid Waste Revenue, Series A
                  5.00%, 04/01/04
                  Insured: FSA                                   258,940
       500,000    Evesham Township General Improvement,
                  Series A, GO
                  5.00%, 09/15/12
                  Insured: FGIC                                  549,070
       400,000    Flemington Raritan Regional
                  School District, GO
                  5.70%, 02/01/15
                  Insured: FGIC                                  474,236
     1,205,000    Freehold Regional
                  High School District, GO
                  5.00%, 03/01/20
                  Insured: FGIC                                1,323,524
       235,000    Freehold Township
                  Board of Education, GO
                  Pre-refunded 7/15/06
                  5.38%, 07/15/10
                  Insured: FSA                                   261,785
       500,000    Greenwich Township
                  Board of Education, GO
                  5.00%, 01/15/13
                  Insured: FSA                                   544,490
       800,000    Greenwich Township
                  Board of Education, GO
                  5.00%, 01/15/14
                  Insured: FSA                                   867,632
       500,000    Hackensack, GO
                  4.90%, 03/15/09                                553,415
       500,000    Hackettstown, Municipal
                  Utilities Authority, Series F
                  5.05%, 10/01/04
                  Insured: FGIC                                  517,930


                       See Notes to Financial Statements.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  NEW JERSEY (CONTINUED)

$      500,000    Hopewell Valley Regional School
                  District, GO
                  5.00%, 08/15/14
                  Insured: FGIC                            $     540,850
       500,000    Jersey City, GO
                  5.50%, 03/15/14
                  Insured: MBIA                                  572,805
       600,000    Kearny, GO
                  5.25%, 02/15/08
                  Insured: FGIC                                  675,060
       250,000    Mercer County Improvement Authority,
                  Youth Center
                  Series B
                  5.00%, 02/15/14
                  Insured: FGIC                                  271,265
       500,000    Middlesex County, COP
                  5.00%, 08/01/12
                  Insured: MBIA                                  553,630
       250,000    Middlesex County, COP
                  5.50%, 08/01/17
                  Insured: MBIA                                  279,288
       500,000    Middlesex County, GO
                  5.00%, 10/01/05                                543,045
       500,000    Middlesex County, GO
                  5.00%, 10/01/09                                564,525
       400,000    Middlesex County Utilities Authority
                  Sewer Revenue, Series A
                  5.00%, 12/01/12
                  Insured: FGIC                                  440,276
       250,000    Monmouth County Improvement
                  Authority, Governmental Loan
                  5.00%, 12/01/08
                  Insured: MBIA                                  278,145
       500,000    Monmouth County Improvement
                  Authority, Governmental Loan
                  5.00%, 12/01/12
                  Insured: AMBAC                                 547,900
       850,000    Monmouth County Improvement
                  Authority, Governmental Loan
                  5.45%, 07/15/13
                  Insured: FSA                                   949,526
       500,000    Monmouth County Improvement
                  Authority, Governmental Loan
                  5.13%, 12/01/16
                  Insured: MBIA                                  545,865
       750,000    Monroe Township School District, GO
                  5.00%, 09/15/09
                  Insured: FGIC                                  842,535
       250,000    New Jersey Building Authority
                  State Building Revenue
                  6.00%, 06/15/07                                286,982
       600,000    New Jersey Building Authority
                  State Building Revenue
                  5.00%, 06/15/10                                672,179
     1,000,000    New Jersey Building Authority
                  State Building Revenue
                  5.00%, 06/15/18
                  Insured: MBIA                                1,062,300
       300,000    New Jersey EDA, Hillcrest Health
                  Service System Project
                  5.00%, 01/01/07
                  Insured: AMBAC                                 329,226



PAR VALUE                                                      VALUE
---------                                                      -----

$      315,000    New Jersey EDA, Lease Revenue
                  International Center for
                  Public Health Project
                  5.50%, 06/01/09
                  Insured: AMBAC                           $     361,009
       500,000    New Jersey EDA School Facilities
                  Construction, Series A
                  5.50%, 06/15/12
                  Insured: AMBAC                                 575,870
       200,000    New Jersey EDA
                  School Facilities Construction, Series A
                  5.25%, 06/15/18
                  Insured: AMBAC                                 217,042
       250,000    New Jersey EDA
                  State Office Buildings Projects
                  5.25%, 06/15/08
                  Insured: AMBAC                                 282,382
       350,000    New Jersey Environmental
                  Infrastructure Trust, Environmental
                  Infrastructure, Series A
                  5.00%, 09/01/14                                381,420
     1,000,000    New Jersey Environmental Infrastructure
                  Trust, Environmental Infrastructure,
                  Series A
                  5.25%, 09/01/20                              1,072,040
     1,000,000    New Jersey Environmental Infrastructure
                  Trust, Wastewater Treatment
                  5.00%, 09/01/14                              1,088,470
       400,000    New Jersey Environmental Infrastructure
                  Trust, Wastewater Treatment
                  5.00%, 09/01/17                                428,380
       500,000    New Jersey Environmental Infrastructure
                  Trust, Wastewater Treatment
                  Series D
                  5.00%, 05/01/11                                548,295
       500,000    New Jersey Environmental Infrastructure
                  Trust, Wastewater Treatment
                  Series G
                  5.00%, 04/01/12
                  Insured: FGIC                                  547,395
       500,000    New Jersey Health Care Facilities
                  Hackensack University Medical Center
                  5.70%, 01/01/11                                549,440
       500,000    New Jersey Health Care Facilities
                  Hackensack University Medical Center
                  5.88%, 01/01/15                                542,010
       500,000    New Jersey Health Care Facilities
                  Hackensack University Medical Center
                  Series A
                  5.00%, 01/01/18
                  Insured: MBIA                                  521,245
       300,000    New Jersey Health Care Facilities
                  Medical Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC                                 316,035
       500,000    New Jersey Sports & Exposition
                  Authority
                  Series C
                  5.00%, 03/01/11                                553,410
     1,000,000    New Jersey State, COP, Series A
                  5.00%, 06/15/13
                  Insured: AMBAC                               1,122,380
       500,000    New Jersey State, COP, Series A
                  5.00%, 06/15/14
                  Insured: AMBAC                                 561,245


                       See Notes to Financial Statements.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  NEW JERSEY (CONTINUED)

  $  2,000,000    New Jersey State, Series H, GO
                  5.25%, 07/01/16
                  Insured: MBIA IBC                        $   2,282,560
     2,855,000    New Jersey State EFA
                  Dormitory Safety Trust Fund
                  Series A
                  5.00%, 03/01/15                              3,077,148
       700,000    New Jersey State EFA
                  Higher Education Facilities Trust Fund
                  Series A
                  5.13%, 09/01/06
                  Insured: AMBAC                                 767,781
       500,000    New Jersey State EFA
                  Higher Education Facilities Trust Fund
                  Series A
                  5.13%, 09/01/10
                  Insured: AMBAC                                 550,820
     1,285,000    New Jersey State EFA
                  Montclair State University, Series C
                  5.38%, 07/01/08
                  Insured: AMBAC                               1,435,474
     1,000,000    New Jersey State EFA
                  Princeton University, Series B
                  5.13%, 07/01/19                              1,070,000
       250,000    New Jersey State EFA
                  Rowan University, Series B
                  5.25%, 07/01/19
                  Insured: FGIC                                  270,162
       200,000    New Jersey State EFA
                  Seton Hall University Project, Series A
                  5.25%, 07/01/16
                  Insured: AMBAC                                 219,162
       200,000    New Jersey State EFA
                  Stevens Institute of Technology, Series I
                  5.00%, 07/01/09                                219,618
     1,120,000    New Jersey State EFA
                  Stevens Institute of Technology, Series C
                  5.00%, 07/01/10                              1,206,509
       250,000    New Jersey State EFA
                  University of Medicine & Dentistry
                  Series B
                  5.00%, 12/01/07
                  Insured: AMBAC                                 273,578
       500,000    New Jersey State EFA
                  William Patterson University, Series A
                  5.38%, 07/01/21
                  Insured: FGIC                                  541,540
       500,000    New Jersey State Highway Authority
                  Garden State Parkway
                  6.20%, 01/01/10                                589,090
       300,000    New Jersey State Highway Authority
                  Garden State Parkway
                  5.60%, 01/01/17
                  Insured: FGIC                                  338,979
     1,000,000    New Jersey State Highway Authority
                  Garden State Parkway, GO
                  6.00%, 01/01/19                              1,219,480
       135,000    New Jersey State HMFA
                  Home Buyer, Series G
                  4.63%, 04/01/15
                  Insured: MBIA                                  139,764


PAR VALUE                                                      VALUE
---------                                                      -----

$      500,000    New Jersey State HMFA
                  Home Buyer, Series N
                  5.20%, 04/01/06
                  Insured: MBIA                            $     540,705
       325,000    New Jersey State HMFA
                  Multi-Family Housing, Series A
                  5.30%, 05/01/06
                  Insured: AMBAC                                 349,320
       250,000    New Jersey State HMFA
                  Multi-Family Housing, Series B
                  6.05%, 11/01/17
                  Insured: FSA                                   275,348
       400,000    New Jersey State HMFA
                  Multi-Family Housing, Series E-2
                  5.75%, 11/01/25
                  Insured: FSA                                   425,780
     2,895,000    New Jersey State Transit Corp.
                  Federal Transportation Administrative
                  Grants, COP, Series A
                  5.50%, 09/15/15
                  Insured: AMBAC                               3,361,616
       400,000    New Jersey State TTFA
                  Transportation System, Series A
                  5.63%, 06/15/12                                461,868
     1,000,000    New Jersey State TTFA
                  Transportation System, Series A
                  5.75%, 06/15/15                              1,183,720
     1,000,000    New Jersey State TTFA
                  Transportation System, Series A
                  5.50%, 12/15/15
                  Insured: AMBAC                               1,166,990
       175,000    New Jersey State TTFA
                  Transportation System, Series A
                  Pre-refunded 06/15/02
                  5.50%, 06/15/11
                  Insured: MBIA                                  193,401
       400,000    New Jersey State TTFA
                  Transportation System
                  Series A
                  Unrefunded balance
                  5.00%, 06/15/06                                439,177
       295,000    New Jersey State Turnpike Authority
                  Series A
                  5.75%, 01/01/19
                  Insured: MBIA                                  335,406
       450,000    New Jersey Wastewater Treatment Trust
                  Series A
                  5.00%, 09/01/06                                497,646
       370,000    Newark Board of Education, GO
                  Pre-refunded 12/15/04
                  5.88%, 12/15/11
                  Insured: MBIA                                  404,821
       750,000    North Brunswick Township
                  Board of Education Revenue, GO
                  5.00%, 02/01/10
                  Insured: FGIC                                  826,575
     1,000,000    North Brunswick Township, GO
                  5.00%, 05/15/12
                  Insured: FGIC                                1,095,890
       500,000    North Jersey District Water Supply
                  Wanaque North Project, Series A
                  5.00%, 11/15/10
                  Insured: MBIA                                  556,335


                       See Notes to Financial Statements.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  NEW JERSEY (CONTINUED)

$      400,000    Ocean County General Improvement, GO
                  5.30%, 12/01/06                          $     449,884
       750,000    Ocean County, Series A GO
                  5.00%, 08/01/08                                841,853
     1,000,000    Ocean County, Utilities Authority
                  Wastewater Revenue, GO
                  5.25%, 01/01/18                              1,088,470
       250,000    Ocean Township School District, GO
                  Pre-refunded 06/01/04
                  5.40%, 06/01/15
                  Insured: MBIA                                  261,552
       500,000    Old Tappan Board of Education, GO
                  5.10%, 04/01/18
                  Insured: FGIC                                  536,270
       500,000    Parsippany-Troy Hills Township, GO
                  5.00%, 12/01/15
                  Insured: MBIA                                  542,345
       500,000    Pleasantville School District, GO
                  5.00%, 02/15/11
                  Insured: MBIA                                  547,165
       500,000    Randolph Township School District, GO
                  5.00%, 08/01/15
                  Insured: FGIC                                  541,470
       500,000    Rutgers State University, Series U, GO
                  5.00%, 05/01/14                                543,225
       200,000    Secaucus Municipal Utilities Authority
                  Sewer Revenue, Series A
                  5.65%, 12/01/04                                213,720
     1,055,000    Southeast Morris County, Municipal
                  Utilities Authority Water Revenue
                  5.00%, 01/01/10
                  Insured: MBIA                                1,171,535
     1,145,000    Summit, GO
                  5.25%, 06/01/14                              1,306,273
     1,205,000    Summit, GO
                  5.25%, 06/01/16                              1,377,110
     1,000,000    Tobacco Settlement Financing Corp.
                  5.38%, 06/01/18                                830,430
       250,000    Trenton, GO
                  5.70%, 03/01/19
                  Insured: FGIC                                  282,848
       250,000    Union County
                  General Improvement, GO
                  5.13%, 02/01/16                                271,863
       125,000    Union County, Improvement Authority
                  Revenue, Guaranteed Lease, Educational
                  Services Commission
                  5.05%, 03/01/08                                137,626
       300,000    Vernon Township School District
                  Board of Education, GO
                  5.38%, 12/01/19
                  Insured: FGIC                                  328,959
       250,000    Washington Township, Board of
                  Education, Gloucester County, GO
                  5.00%, 02/01/06
                  Insured: MBIA                                  272,697
       400,000    West Deptford Township, GO
                  5.50%, 09/01/20
                  Insured: FGIC                                  444,184
       250,000    West Orange Board of Education, COP
                  5.63%, 10/01/29
                  Insured: MBIA                                  276,288


PAR VALUE                                                      VALUE
---------                                                      -----

$      500,000    West Windsor Plainsboro Regional
                  School District, GO
                  Pre-refunded 12/01/05
                  5.50%, 12/01/14
                  Insured: FGIC                            $     559,970
     1,000,000    West Windsor Plainsboro Regional
                  School District, GO
                  4.00%, 12/01/08
                  Insured: FSA                                 1,075,730
                                                           -------------
                                                              77,184,684
                                                           -------------

                  NEW YORK - 1.79%

     1,425,000    New York State Power Authority,
                  Series A
                  5.00%, 11/15/07                              1,594,447
                                                           -------------

                  PUERTO RICO - 0.66%

       250,000    Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA                                  304,523
       250,000    Puerto Rico Electric Power Authority
                  Series DD
                  5.25%, 07/01/15
                  Insured: FSA                                   278,078
                                                           -------------
                                                                 582,601
                                                           -------------
                  TOTAL MUNICIPAL SECURITIES                  85,076,117
                                                           -------------
                  (Cost $79,492,192)

SHARES
------

INVESTMENT COMPANIES - 3.34%

       240,470    Dreyfus Tax-Exempt Cash
                  Management Fund                                240,470
     2,735,933    Federated Tax-Free Obligations Fund          2,735,933
                                                           -------------
                  TOTAL INVESTMENT COMPANIES                   2,976,403
                                                           -------------
                  (Cost $2,976,403)
TOTAL INVESTMENTS - 98.92%                                    88,052,520
                                                           -------------
(Cost $82,468,595) (B)

NET OTHER ASSETS AND LIABILITIES - 1.08%                         959,345
                                                           -------------

NET ASSETS - 100.00%                                       $  89,011,865
                                                           =============

_____________________________________________
(A)         Zero Coupon Bond. Interest rate shown reflects effective
            yield to maturity at time of purchase.
(B)         Cost for federal income tax purposes is $82,478,132.
AMBAC       American Municipal Bond Assurance Corp.
COP         Certificate of Participation
EDA         Economic Development Authority
EFA         Educational Facilities Authority
FGIC        Federal Guaranty Insurance Corp.
FSA         Financial Security Assurance Co.
GO          General Obligation
HMFA        Housing and Mortgage Finance Agency
MBIA        Municipal Bond Insurance Association
MBIA IBC    MBIA Insured Bond Certificate
TTFA        Transportation Trust Fund Authority


                       See Notes to Financial Statements.

               LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

MUNICIPAL SECURITIES - 98.88%

                  NEW YORK - 96.18%

$      760,000    Albany, GO
                  4.25%, 11/01/06
                  Insured: FSA                             $     824,281
     1,000,000    Albany County, GO
                  5.50%, 06/01/08
                  Insured: FGIC                                1,067,240
     1,500,000    Hempstead Town New York IDA
                  Resource Recovery
                  American Ref-Fuel Co. Project
                  5.00%, 12/01/10                              1,562,010
     2,000,000    Long Island Power Authority
                  Electric Systems Revenue, Series A
                  5.50%, 12/01/13
                  Insured: FSA                                 2,355,120
     2,000,000    Long Island Power Authority
                  Electric Systems Revenue, Series A
                  5.00%, 06/01/09                              2,160,260
     1,000,000    Longwood Central School District
                  Suffolk County, GO
                  4.50%, 06/15/05
                  Insured: MBIA                                1,066,170
     1,000,000    Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series A
                  5.50%, 04/01/16
                  Insured: MBIA                                1,164,080
     2,000,000    Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series A
                  5.00%, 04/01/23
                  Insured: FGIC                                2,261,220
     2,000,000    Metropolitan Transportation Authority
                  Transportation Facilities, Series A
                  6.00%, 07/01/19                              2,375,180
     1,210,000    Monroe County, Public Improvement, GO
                  Unrefunded balance
                  6.00%, 03/01/16
                  Insured: MBIA-IBC                            1,471,469
       900,000    Monroe County, Public Improvement, GO
                  Pre-refunded 06/01/04
                  6.10%, 06/01/14
                  Insured: AMBAC                                 966,330
        15,000    Monroe County, Public Improvement, GO
                  Unrefunded balance
                  6.10%, 03/01/09
                  Insured: MBIA                                   15,395
     1,000,000    Monroe Woodbury
                  Central School District, GO
                  5.63%, 05/15/18
                  Insured: MBIA                                1,112,640
     2,000,000    Municipal Assistance Corp.
                  for New York City, Series I
                  6.25%, 07/01/06                              2,276,240
     1,500,000    Municipal Assistance
                  Corp. for New York City, Series L
                  6.00%, 07/01/08                              1,750,665
     2,060,000    New York City, Capital Appreciation
                  Series F, GO
                  4.59%, 08/01/08 (A)
                  Insured: MBIA                                1,772,980


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,500,000    New York City, Capital Appreciation
                  Series G, GO
                  4.65%, 08/01/08 (A)
                  Insured: MBIA                            $   2,151,675
     2,000,000    New York City
                  Series C, GO
                  5.00%, 08/01/08
                  Insured: FSA                                 2,227,200
     2,000,000    New York City, Health & Hospital Corp.
                  Series A,
                  5.00%, 02/15/11
                  Insured: AMBAC                               2,194,080
     1,000,000    New York City, Series 1, GO
                  6.00%, 04/15/09                              1,114,610
     1,000,000    New York City, Series F, GO
                  5.00%, 08/01/09                              1,080,910
     1,000,000    New York City IDA
                  Civic Facility Trinity Episcopal
                  School Corp. Project
                  5.25%, 06/15/17
                  Insured: MBIA                                1,091,970
     1,000,000    New York City MWFA
                  Water & Sewer System
                  5.50%, 06/15/33                              1,081,450
     3,000,000    New York City MWFA
                  Water & Sewer System, Series B
                  5.00%, 06/15/05                              3,221,700
     1,000,000    New York City MWFA
                  Water & Sewer System, Series B
                  5.75%, 06/15/26
                  Insured: MBIA                                1,107,610
     1,725,000    New York City MWFA
                  Water & Sewer System, Series C
                  5.00%, 06/15/21
                  Insured: FGIC                                1,774,335
     3,000,000    New York City Transitional
                  Finance Authority, Series C
                  Pre-refunded 05/01/2010
                  5.50%, 11/01/29                              3,496,950
     2,000,000    New York City Trust For Cultural
                  Resources, American Museum
                  of Natural History, Class A
                  5.60%, 04/01/18
                  Insured: MBIA                                2,233,100
     3,450,000    New York City Water and Sewer System
                  Series G (B)
                  1.40%, 06/15/24
                  Insured: FGIC                                3,450,000
     2,000,000    New York State, Series A, GO
                  6.50%, 07/15/06                              2,291,500
     1,500,000    New York State Dormitory Authority
                  Series B
                  5.25%, 11/15/26 (B)                          1,673,970
     1,685,000    New York State Dormitory Authority
                  4201 Schools Program
                  6.25%, 07/01/20                              1,961,930
     2,000,000    New York State Dormitory Authority
                  City University System, Consolidated
                  2nd Generation, Series A
                  6.13%, 07/01/13
                  Insured: AMBAC                               2,361,280


                       See Notes to Financial Statements.

LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  NEW YORK (CONTINUED)

$    1,000,000    New York State Dormitory Authority
                  City University System, Consolidated
                  3rd Generation, Series 1
                  5.25%, 07/01/11                          $   1,109,490
     2,280,000    New York State Dormitory Authority
                  City University System, Consolidated
                  4th Generation, Series A
                  5.50%, 07/01/16                              2,522,911
     1,000,000    New York State Dormitory Authority
                  Columbia University, Series B
                  5.38%, 07/01/15                              1,130,850
       890,000    New York State Dormitory Authority
                  Fordham University
                  5.00%, 07/01/07
                  Insured: FGIC                                  990,240
     1,175,000    New York State Dormitory Authority
                  Mount Sinai School of Medicine,
                  Series B
                  5.70%, 07/01/11
                  Insured: MBIA                                1,337,890
     1,205,000    New York State Dormitory Authority
                  New York University, Series 1
                  5.50%, 07/01/15
                  Insured: AMBAC                               1,403,054
       900,000    New York State Dormitory Authority
                  New York University, Series 2
                  5.50%, 07/01/21
                  Insured: AMBAC                                 980,145
     2,475,000    New York State Dormitory Authority
                  New York University, Series A
                  6.00%, 07/01/17
                  Insured: MBIA                                3,027,445
     2,000,000    New York State Dormitory Authority
                  New York University, Series A
                  5.75%, 07/01/20
                  Insured: MBIA                                2,373,680
     1,130,000    New York State Dormitory Authority
                  State University Dormitory Facilities
                  5.38%, 07/01/19                              1,231,011
     1,000,000    New York State Dormitory Authority
                  State University Dormitory Facilities
                  Series A
                  6.00%, 07/01/30                              1,125,090
     2,000,000    New York State Dormitory Authority
                  State University Educational Facilities
                  Series A
                  5.25%, 05/15/15                              2,257,460
     4,000,000    New York State Dormitory Authority
                  Capital Appreciation, Sloan Center,
                  Series 1
                  5.00%, 07/01/25 (A)
                  Insured: MBIA                                1,340,920
        30,000    New York State EFC, PCR State Water
                  Series A
                  6.40%, 09/15/06
                  Insured: POL CTL-SRF                            30,729
       250,000    New York State EFC, PCR State Water
                  Series B
                  6.50%, 09/15/08
                  Insured: POL CTL-SRF                           256,092


PAR VALUE                                                      VALUE
---------                                                      -----

$      600,000    New York State EFC, PCR State Water
                  New York City Municipal Water
                  Pre-refunded
                  5.75%, 06/15/12
                  Insured: POL CTL-SRF                     $     712,908
     1,400,000    New York State EFC, PCR State Water
                  New York City Municipal Water
                  Unrefunded balance
                  5.75%, 06/15/11
                  Insured: POL CTL-SRF                         1,649,913
       460,000    New York State HFA
                  Multi-family Mortgage Housing, Series A
                  6.95%, 08/15/12                                470,083
     1,000,000    New York State Local Government
                  Assistance Corp., Subordinated Lien
                  Series A-Z
                  5.00%, 04/01/09                              1,113,910
     2,040,000    New York State Local Government
                  Assistance Corp., Series E
                  6.00%, 04/01/14
                  Insured: GO of New York State                2,428,334
       755,000    New York State Mortgage Agency
                  Homeowner Mortgage, Series 96
                  5.20%, 10/01/14                                811,391
     2,000,000    New York State Power Authority
                  Series A
                  5.00%, 11/15/07                              2,237,820
     1,535,000    New York State Thruway Authority
                  Highway & Bridge Trust Fund, Series B-1
                  5.50%, 04/01/10
                  Insured: FGIC                                1,752,847
     2,000,000    New York State Thruway Authority
                  Highway & Bridge Trust Fund, Series B-1
                  5.75%, 04/01/16
                  Insured: FGIC                                2,291,520
     1,500,000    New York State Thruway Authority
                  Service Contract, Local Highway & Bridge
                  5.25%, 04/01/09                              1,691,130
     2,000,000    New York State Thruway Authority
                  Service Contract, Local Highway & Bridge
                  5.25%, 04/01/11                              2,246,820
     2,145,000    New York State Thruway Authority
                  Second, General Highway & Bridge
                  Series A
                  5.25%, 04/01/17                              2,373,807
     2,000,000    New York State Urban Development
                  Correctional & Youth Facilities
                  Service,
                  Series A
                  5.00%, 01/01/17                              2,158,280
       285,000    Onondaga County, GO
                  Economically Defeased
                  5.88%, 02/15/10                                335,434
       215,000    Onondaga County, GO
                  Unrefunded balance
                  5.88%, 02/15/10                                250,931
       100,000    Orleans County, GO
                  6.50%, 09/15/08                                119,011
       890,000    Red Hook Central School District, GO
                  5.13%, 06/15/17
                  Insured: FSA                                   968,009


                       See Notes to Financial Statements.

LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  NEW YORK (CONTINUED)

$      545,000    Rensselaer County, Series A, GO
                  5.25%, 06/01/11
                  Insured: AMBAC                           $     615,414
     2,000,000    Triborough Bridge & Tunnel Authority
                  General Purpose, Series B
                  5.00%, 11/15/09                              2,246,200
     2,000,000    Triborough Bridge & Tunnel Authority
                  General Purpose, Series B
                  5.50%, 01/01/30                              2,300,860
       300,000    Triborough Bridge & Tunnel Authority
                  General Purpose, Series X
                  6.63%, 01/01/12                                368,850
       750,000    Triborough Bridge & Tunnel Authority
                  General Purpose, Series Y
                  6.00%, 01/01/12                                886,343
     2,000,000    Triborough Bridge & Tunnel Authority
                  General Purpose, Series Y
                  5.50%, 01/01/17                              2,327,640
       500,000    United Nations Development Corp.
                  Subordinated Lien, Series B
                  Pre-refunded 07/01/03
                  6.20%, 07/01/11                                514,300
                                                           -------------
                                                             112,704,312
                                                           -------------

                  PENNSYLVANIA - 0.83%

     2,210,000    Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.68%, 09/01/20 (A)                            967,825
                                                           -------------

                  PUERTO RICO - 1.87%

     1,000,000    Childrens Trust Fund
                  Tobacco Settlement
                  5.00%, 05/15/08                                991,200
     1,000,000    Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA                                1,199,800
                                                           -------------
                                                               2,191,000
                                                           -------------
                  TOTAL MUNICIPAL SECURITIES                 115,863,137
                                                           -------------
                  (Cost $107,310,321)


SHARES                                                         VALUE
------                                                         -----

INVESTMENT COMPANIES - 0.93%

     1,010,088    Dreyfus Tax-Exempt
                  Cash Management Fund                     $   1,010,088
        83,242    Federated New York Municipal Cash Trust         83,242
                                                           -------------
                  TOTAL INVESTMENT COMPANIES                   1,093,330
                                                           -------------
                  (Cost $1,093,330)
TOTAL INVESTMENTS - 99.81%                                   116,956,467
                                                           -------------
(Cost $108,403,651) (C)

NET OTHER ASSETS AND LIABILITIES - 0.19%                         220,588
                                                           -------------
NET ASSETS - 100.00%                                       $ 117,177,055
                                                           =============

_____________________________________________
(A)           Zero Coupon Bond. Interest rate shown reflects the effective yield to maturity at time of purchase.
(B)           Variable Rate Bond. Interest rate shown reflects the rate
              in effect on April 30, 2003.
(C)           Cost for federal income tax purposes is $108,395,397.
AMBAC         American Municipal Bond Assurance Corp.
EFC           Environmental Facilities Corp.
FGIC          Federal Guaranty Insurance Corp.
FSA           Financial Security Assurance Co.
GO            General Obligation
HFA           Housing Finance Authority
IDA           Industrial Development Agency
MBIA          Municipal Bond Insurance Association
MBIA IBC      MBIA Insured Bond Certificate
MWFA          Municipal Water Finance Authority
PCR           Pollution Control Revenue
POL CTL-SRF   State Water Pollution Control Revolving Fund


                       See Notes to Financial Statements.

             LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

MUNICIPAL SECURITIES - 96.06%

                  PENNSYLVANIA - 92.31%

$      500,000    Allegheny County, Series C-49, GO
                  5.00%, 04/01/08
                  Insured: MBIA                            $     558,250
       500,000    Bethlehem Area School District, GO
                  5.00%, 09/01/11
                  Insured: FGIC State Aid Withholding            548,460
       500,000    Brandywine PA Heights Area
                  School District
                  5.00%, 02/15/11                                554,475
       500,000    Central York School District, GO
                  5.00%, 06/01/10
                  Insured: FGIC State Aid Withholding            557,750
       300,000    Chambersburg Area School District, GO
                  5.00%, 06/15/12
                  Insured: FSA                                   331,371
       500,000    Chester County, GO
                  5.00%, 06/15/15                                527,680
       500,000    Delaware County, GO
                  5.13%, 10/01/16                                543,845
       500,000    Delaware River Joint Toll Bridge
                  Common PA Bridge Revenue                       555,300
                  5.25%, 07/01/11
       750,000    Ephrata Area School District, Series A, GO
                  5.00%, 04/15/14
                  Insured: FGIC State Aid Withholding            819,338
       500,000    Harrisburg Authority Revenue
                  Pooled Building Program, Series II
                  Pre-refunded 09/15/07
                  5.60%, 09/15/11
                  Insured: MBIA                                  571,175
       415,000    Lancaster County, Series A, GO
                  Unrefunded balance
                  5.10%, 05/01/04
                  Insured: FGIC                                  431,538
       500,000    Lehigh County PA
                  IDA
                  3.13%, 11/01/08                                507,925
       750,000    Montgomery County, GO
                  5.00% 09/15/12                                 835,980
     1,000,000    North Allegheny PA School District
                  5.50%, 11/01/08                              1,153,890
     1,000,000    Northampton County, GO
                  5.00%, 08/15/16                              1,060,220
       575,000    Norwin School District, Series B, GO
                  5.00%, 04/01/13
                  Insured: MBIA State Aid Withholding            622,984
       500,000    Oxford Area School District, Series A, GO
                  5.25%, 02/15/11
                  Insured: FGIC State Aid Withholding            563,845
       500,000    Pennsylvania State, COP, Series A
                  5.00%, 07/01/15
                  Insured: AMBAC                                 512,805
       500,000    Pennsylvania State, GO
                  5.13%, 09/15/07
                  Insured: AMBAC                                 558,060
       500,000    Pennsylvania State, GO
                  5.50%, 02/01/05                                581,485


PAR VALUE                                                      VALUE
---------                                                      -----

$      500,000    Pennsylvania State HEFA College and
                  University Revenue, Bryn Mawr College
                  5.25%, 12/01/12                          $     570,810
       500,000    Pennsylvania State HEFA
                  College and University Revenue
                  College of Pharmacy & Science
                  5.00%, 11/01/07
                  Insured: MBIA                                  540,815
       750,000    Pennsylvania State HEFA
                  Series T
                  5.00%, 06/15/12
                  Insured: AMBAC                                 827,317
     1,000,000    Pennsylvania State, Second Series, GO
                  5.00%, 10/15/15                              1,081,010
     1,000,000    Pennsylvania State Finance Authority
                  Revenue, Penn Hills Project, Series A
                  5.50%, 12/01/22
                  Insured: FGIC                                1,094,890
     1,500,000    Pennsylvania State IDA
                  Economic Development
                  5.25%, 07/01/11
                  Insured: AMBAC                               1,696,425
     1,000,000    Pennsylvania State Turnpike Commission
                  Turnpike Revenue, Series S
                  5.00%, 06/01/11
                  Insured: FGIC                                1,112,410
     1,500,000    Pennsylvania State University
                  5.25%, 08/15/11                              1,698,735
       700,000    Philadelphia Authority IDR, Educational
                  Commission Foreign Medical
                  Graduates Project
                  4.90%, 06/01/12
                  Insured: MBIA                                  744,338
     1,000,000    Philadelphia School District, Series A, GO
                  5.50%, 02/01/15
                  Insured: FSA State Aid Withholding           1,132,680
     1,000,000    Philadelphia Water & Waste
                  Water Revenue
                  5.63%, 06/15/09
                  Insured MBIA IBC                             1,153,520
       500,000    Pittsburgh & Allegheny County Public
                  Auditorium Hotel Room
                  5.25%, 02/01/12
                  Insured: AMBAC                                 554,705
       750,000    Pittsburgh School District, GO
                  5.50%, 09/01/12
                  Insured: FSA                                   867,705
     1,000,000    Upper Saint Clair Township
                  School District, GO
                  5.38%, 07/15/13
                  Insured: FSA                                 1,136,250
       750,000    Warwick School District Lancaster County,
                  GO
                  5.25%, 02/15/12
                  Insured: FGIC State Aid Withholding            843,600
                                                           -------------
                                                              27,451,586
                                                           -------------

                       See Notes to Financial Statements.

LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  PUERTO RICO - 3.75%

$    1,000,000    Puerto Rico Commonwealth, GO
                  Series C
                  5.00%, 07/01/28
                  Insured: MBIA                            $   1,115,350
                                                           -------------
                  TOTAL MUNICIPAL SECURITIES                  28,566,936
                                                           -------------
                  (Cost $26,684,715)

SHARES
------

INVESTMENT COMPANIES - 6.34%

     1,235,547    Dreyfus Tax-Exempt Cash Management
                  Fund                                         1,235,547
       649,052    Federated Pennsylvania Municipal
                  Cash Trust                                     649,052
                                                           -------------
                  TOTAL INVESTMENT COMPANIES                   1,884,599
                                                           -------------
                  (Cost $1,884,599)
TOTAL INVESTMENTS - 102.40%                                   30,451,535
                                                           -------------
(Cost $28,569,314)(A)

NET OTHER ASSETS AND LIABILITIES - (2.40)%                     (713,208)
                                                           -------------

NET ASSETS - 100.00%                                       $  29,738,327
                                                           =============

_____________________________________________
(A)          Cost for federal income tax purposes is $28,571,615.
AMBAC        American Municipal Bond Assurance Corp.
COP          Certificate of Participation
FSA          Federal Security Assurance Co.
FGIC         Federal Guaranty Insurance Corp.
GO           General Obligation
HEFA         Health and Educational Facilities Authority
IDA          Industrial Development Authority
IDR          Industrial Development Revenue
MBIA         Municipal Bond Insurance Association
MBIA IBC     MBIA Insured Bond Certificate


                       See Notes to Financial Statements.

             LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

MUNICIPAL SECURITIES - 98.42%

                  ALASKA - 1.12%

$     2,000,000   North Slope Boro Capital
                  Appreciation, Series B, GO
                  5.11%, 06/30/09 (A)
                  Insured: MBIA                            $   1,634,460
                                                           -------------

                  ILLINOIS - 1.04%

     2,000,000    Will County, Community Unit
                  School District, Series B
                  4.62%, 11/01/10 (A)
                  Insured: FSA                                 1,517,140
                                                           -------------

                  NEW YORK - 1.54%

     2,000,000    New York State Power Authority
                  Series A
                  5.00%, 11/15/08                              2,249,520
                                                           -------------

                  OHIO - 1.05%

     1,400,000    Ohio State Revitalization Project
                  Series A
                  4.50%, 10/01/07
                  Insured: AMBAC                               1,537,354
                                                           -------------

                  PENNSYLVANIA - 2.22%

     3,000,000    Pennsylvania State, Second Series, GO
                  5.00%, 10/01/05                              3,251,520
                                                           -------------

                  PUERTO RICO - 5.51%

     3,500,000    Puerto Rico Commonwealth
                  Capital Appreciation, GO
                  4.85%, 07/01/14 (A)
                  Insured: MBIA                                2,271,080
       250,000    Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA                                  304,522
       500,000    Puerto Rico Commonwealth
                  Special Tax Revenue, Infrastructure
                  Finance Authority, Series A
                  5.00%, 07/01/16
                  Insured: AMBAC                                 541,700
     1,500,000    Puerto Rico Commonwealth, TRAN
                  2.50%, 07/30/03                              1,504,875
       500,000    Puerto Rico Electric Power Authority
                  Revenue, Series EE
                  5.25%, 07/01/15
                  Insured: MBIA                                  556,155


PAR VALUE                                                      VALUE
---------                                                      -----

$      360,000    Puerto Rico Industrial Tourist
                  Educational
                  Medical & Environmental Control
                  Facilities, Inter-American University
                  Series A
                  5.25%, 10/01/12
                  Insured: MBIA                            $     403,117
     1,550,000    Puerto Rico Industrial Tourist
                  Educational
                  Medical & Environmental Control
                  Facilities, Inter-American University
                  Series A
                  5.38%, 10/01/13
                  Insured: MBIA                                1,726,638
       350,000    Puerto Rico Industrial Tourist
                  Educational
                  Medical & Environmental Control
                  Facilities, Inter-American University
                  Series A
                  5.50%, 10/01/14
                  Insured: MBIA                                  390,778
       315,000    Puerto Rico Municipal Finance Agency
                  Series A, GO
                  5.50%, 07/01/17
                  Insured: FSA                                   356,571
                                                           -------------
                                                               8,055,436
                                                           -------------

                  RHODE ISLAND - 85.09%

       820,000    Barrington, GO
                  3.00%, 04/15/07                                851,914
     1,080,000    Bristol County Water Authority Revenue
                  Series A, GO
                  5.20%, 12/01/13
                  Insured: MBIA                                1,187,471
     1,000,000    Bristol County Water Authority Revenue
                  Series A, GO
                  5.20%, 12/01/14
                  Insured: MBIA                                1,098,170
       500,000    Bristol County Water Authority Revenue
                  Series A, GO
                  5.00%, 07/01/16
                  Insured: MBIA                                  536,970
       200,000    Burrillville, GO
                  5.85%, 05/01/14
                  Insured: FGIC                                  219,136
     1,505,000    Central Falls Detention Facility Corp.
                  Donald Wyatt Detention Facility,
                  Series A
                  5.25%, 01/15/13                              1,601,787
     1,000,000    Central Falls Detention Facility Corp.
                  Donald Wyatt Detention Facility,
                  Series A
                  5.38%, 01/15/18                              1,048,930
     1,500,000    Convention Center Authority, Series A
                  5.50%, 05/15/10
                  Insured: AMBAC                               1,532,730
     1,000,000    Convention Center Authority, Series A
                  Pre-refunded 05/15/03
                  5.50%, 05/15/13
                  Insured: AMBAC                               1,021,820
       750,000    Coventry, GO
                  5.00%, 06/15/21
                  Insured: AMBAC                                 800,190


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  RHODE ISLAND (CONTINUED)

$      750,000    Coventry, GO
                  5.00%, 06/15/22
                  Insured: AMBAC                           $     796,080
     1,000,000    Cranston, GO
                  Pre-refunded 06/15/05
                  6.10%, 06/15/10
                  Insured: MBIA                                1,117,670
     1,500,000    Cranston, GO
                  Pre-refunded 06/15/05
                  6.10%, 06/15/15
                  Insured: MBIA                                1,676,505
     1,000,000    Exeter West Greenwich Regional
                  School District, GO
                  5.40%, 11/15/10
                  Insured: MBIA                                1,135,610
       500,000    Kent County Water Authority, Series A
                  6.00%, 07/15/08
                  Insured: MBIA                                  537,865
       750,000    Kent County Water Authority, Series A
                  5.00%, 07/15/15
                  Insured: MBIA                                  816,900
     1,265,000    Kent County Water Authority, Series A
                  5.00%, 07/15/16
                  Insured: MBIA                                1,367,642
       995,000    North Kingstown, GO
                  5.60%, 10/01/16
                  Insured: FGIC                                1,130,171
       500,000    North Kingstown, GO
                  5.75%, 10/01/19
                  Insured: FGIC                                  568,850
     1,100,000    North Providence School Improvement
                  Bonds, Series A
                  Pre-refunded 07/01/07
                  6.00%, 07/01/12
                  Insured: MBIA                                1,289,563
       500,000    North Providence School Improvement
                  Bonds, Series A
                  Pre-refunded 07/01/07
                  6.05%, 07/01/13
                  Insured: MBIA                                  587,160
     2,535,000    Pawtucket, GO
                  5.00%, 04/15/06
                  Insured: AMBAC                               2,776,662
       500,000    Pawtucket, GO
                  5.00%, 04/15/09
                  Insured: AMBAC                                 559,565
     1,085,000    Providence, GO
                  5.10%, 01/15/06
                  Insured: FSA                                 1,182,574
       500,000    Providence, GO
                  5.45%, 01/15/10
                  Insured: FSA                                   559,835
     1,000,000    Providence, Series A, GO
                  6.00%, 07/15/09
                  Insured: FSA                                 1,156,120


PAR VALUE                                                      VALUE
---------                                                      -----

$    1,825,000    Providence, Series A, GO
                  5.70%, 07/15/12
                  Insured: FSA                             $   2,063,874
     1,890,000    Providence, Series C, GO
                  5.50%, 01/15/13
                  Insured: FGIC                                2,161,914
       265,000    Providence Housing Development Corp.
                  Mortgage Revenue, Section 8
                  Barbara Jordan Apartments, Series A
                  6.50%, 07/01/09
                  Insured: MBIA/FHA                              276,898
     1,000,000    Providence Public Building Authority
                  School & Public Facilities Project
                  Series A
                  5.00%, 12/15/07                              1,119,380
     2,035,000    Providence Public Building Authority
                  School & Public Facilities Project
                  Series A
                  5.38%, 12/15/11
                  Insured: FSA                                 2,304,088
       500,000    Providence Public Building Authority
                  School & Public Facilities Project
                  Series A
                  5.13%, 12/15/14
                  Insured: FSA                                   549,420
     1,500,000    Providence Public Building Authority
                  School & Public Facilities Project
                  Series A
                  5.25%, 12/15/14
                  Insured: FSA                                 1,665,510
     1,695,000    Providence Public Building Authority
                  School & Public Facilities Project
                  Series A
                  5.00%, 12/15/17
                  Insured: MBIA                                1,829,227
     1,000,000    Providence Public Building Authority
                  Series A
                  5.25%, 02/01/10
                  Insured: AMBAC                               1,113,920
       500,000    Providence Public Building Authority
                  Series A
                  5.40%, 12/15/11
                  Insured: FSA                                   563,180
       435,000    Rhode Island Clean Water Protection
                  Finance Agency PCR, Series A
                  Unrefunded balance
                  5.88%, 10/01/15
                  Insured: MBIA                                  468,786
       500,000    Rhode Island Clean Water Protection
                  Finance Agency PCR, Series A
                  5.25%, 10/01/16
                  Insured: AMBAC                                 550,180
     1,495,000    Rhode Island Clean Water Protection
                  Finance Agency PCR
                  Pooled Loan, Issue B
                  4.00%, 10/01/09                              1,596,361


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  RHODE ISLAND (CONTINUED)

$      150,000    Rhode Island Clean Water Protection
                  Finance Agency, Safe Drinking Water
                  Providence, Series A
                  6.20%, 01/01/06
                  Insured: AMBAC                           $     163,975
       500,000    Rhode Island Clean Water Protection
                  Finance Agency, Safe Drinking Water
                  Providence, Series A
                  6.50%, 01/01/09
                  Insured: AMBAC                                 550,630
       100,000    Rhode Island Clean Water Protection
                  Finance Agency, Safe Drinking Water
                  Providence, Series A
                  6.70%, 01/01/15
                  Insured: AMBAC                                 109,978
     4,600,000    Rhode Island Depositors Economic
                  Protection Corp., SP OB, Series A
                  6.40%, 08/01/06                              5,278,500
       500,000    Rhode Island Depositors Economic
                  Protection Corp., SP OB, Series A
                  6.50%, 08/01/07
                  Insured: FSA                                   587,990
     2,500,000    Rhode Island Depositors Economic
                  Protection Corp., SP OB, Series A
                  5.88%, 08/01/11                              2,961,625
     1,000,000    Rhode Island Depositors Economic
                  Protection Corp., SP OB, Series A
                  5.75%, 08/01/14
                  Insured: FSA                                 1,192,310
     2,105,000    Rhode Island Depositors Economic
                  Protection Corp., SP OB, Series A
                  Unrefunded Balance
                  5.75%, 08/01/14
                  Insured: FSA                                 2,509,813
     2,165,000    Rhode Island Depositors Economic
                  Protection Corp., SP OB, Series A
                  5.75%, 08/01/21                              2,546,971
     1,000,000    Rhode Island Depositors Economic
                  Protection Corp., SP OB, Series B
                  5.80%, 08/01/12
                  Insured: MBIA                                1,186,480
       250,000    Rhode Island Depositors Economic
                  Protection Corp., SP OB, Series B
                  Pre-refunded 02/01/11
                  5.25%, 08/01/21
                  Insured: MBIA                                  283,095
     1,500,000    Rhode Island Port Authority EDC
                  Shepard Building Project, Series B
                  Pre-refunded 06/01/04
                  6.75%, 06/01/15
                  Insured: AMBAC                               1,620,750
     2,900,000    Rhode Island State and Providence
                  Plantations Consolidated Capital
                  Development Loan, Series B, GO
                  4.00%, 11/01/03
                  Insured: FGIC                                2,941,905


PAR VALUE                                                      VALUE
---------                                                      -----

$    2,000,000    Rhode Island State and Providence
                  Plantations Consolidated Capital
                  Development Loan, Series C, GO
                  5.25%, 11/01/08
                  Insured: MBIA                            $   2,281,120
     3,000,000    Rhode Island State and Providence
                  Plantations Consolidated Capital
                  Development Loan, Series C, GO
                  5.00%, 09/01/11                              3,371,220
     1,000,000    Rhode Island State and Providence
                  Plantations, COP, Central Power
                  Plants
                  Project C
                  5.38%, 10/01/20
                  Insured: MBIA                                1,084,620
     2,580,000    Rhode Island State Consolidated
                  Capital Development Loan
                  Series A, GO
                  5.25%, 09/01/08                              2,929,513
     1,000,000    Rhode Island State Consolidated
                  Capital
                  Development Loan, Series A, GO
                  5.25%, 07/15/10
                  Insured: FGIC                                1,120,730
     1,250,000    Rhode Island State Consolidated
                  Capital
                  Development Loan, Series A, GO
                  5.20%, 09/01/11
                  Insured: FGIC                                1,390,012
     3,240,000    Rhode Island State Consolidated
                  Capital
                  Development Loan, Series A, GO
                  5.50%, 09/01/15
                  Insured: FGIC                                3,655,433
     2,425,000    Rhode Island State Consolidated
                  Capital
                  Development Loan, Series A, GO
                  5.00%, 09/01/16
                  Insured: FGIC                                2,606,002
     1,620,000    Rhode Island State EDC Airport
                  Series B
                  5.00%, 07/01/15
                  Insured: FSA                                 1,748,822
       500,000    Rhode Island State EDC Airport
                  Series B
                  5.00%, 07/01/18
                  Insured: FSA                                   529,500
       685,000    Rhode Island State EDC Airport
                  Series B
                  5.00%, 07/01/23
                  Insured: FSA                                   702,372
       225,000    Rhode Island State EDC Airport
                  Series B
                  5.00%, 07/01/28
                  Insured: FSA                                   228,546
       750,000    Rhode Island State EDC
                  University of Rhode Island Steam
                  Generation Facility Project
                  5.00%, 11/01/19
                  Insured: FSA                                   789,765


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  RHODE ISLAND (CONTINUED)

$    1,000,000    Rhode Island State HEBC
                  Higher Education Facility
                  Brown University
                  5.00%, 09/01/15                          $   1,080,360
     1,000,000    Rhode Island State HEBC
                  Higher Education Facility
                  Brown University
                  5.00%, 09/01/17                              1,067,630
       500,000    Rhode Island State HEBC
                  Higher Education Facility
                  Brown University
                  6.00%, 09/01/20                                554,465
     1,485,000    Rhode Island State HEBC
                  Higher Education Facility
                  Johnson & Wales
                  5.25%, 04/01/16
                  Insured: XLCA                                1,642,113
     1,000,000    Rhode Island State HEBC
                  Higher Education Facility
                  Johnson & Wales
                  5.50%, 04/01/17
                  Insured: MBIA                                1,156,560
     1,420,000    Rhode Island State HEBC
                  Higher Education Facility
                  Johnson & Wales
                  5.50%, 04/01/18                              1,638,453
       400,000    Rhode Island State HEBC
                  Higher Education Facility
                  New England Institute
                  5.90%, 03/01/10
                  Insured: Connie Lee                            420,564
       475,000    Rhode Island State HEBC
                  Higher Education Facility
                  New England Institute
                  6.00%, 03/01/15
                  Insured: Connie Lee                            514,283
       500,000    Rhode Island State HEBC
                  Higher Education Facility
                  Rhode Island School of Design
                  5.63%, 06/01/16
                  Insured: MBIA                                  558,085
     1,000,000    Rhode Island State HEBC
                  Higher Education Facility
                  Roger Williams
                  5.13%, 11/15/14
                  Insured: AMBAC                               1,098,310
     1,000,000    Rhode Island State HEBC
                  Higher Education Facility
                  Roger Williams
                  5.25%, 11/15/16
                  Insured: Connie Lee                          1,101,060


PAR VALUE                                                      VALUE
---------                                                      -----

$    1,000,000    Rhode Island State HEBC
                  Higher Education Facility
                  Roger Williams
                  5.00%, 11/15/18
                  Insured: AMBAC                           $   1,060,050
       425,000    Rhode Island State HEBC
                  Higher Education Facility
                  Roger Williams
                  5.38%, 11/15/24
                  Insured: Connie Lee                            440,729
     2,000,000    Rhode Island State HEBC
                  Higher Education Facility
                  University of Rhode Island, Series B
                  5.50%, 09/15/20
                  Insured: AMBAC                               2,198,460
     3,000,000    Rhode Island State HEBC
                  Higher Education Facility
                  University of Rhode Island, Series B
                  5.70%, 09/15/30
                  Insured: AMBAC                               3,339,990
       300,000    Rhode Island State HMFC
                  Homeownership Opportunity, Series 17-A
                  6.25%, 04/01/17                                308,991
     2,000,000    Rhode Island State HMFC
                  Homeownership Opportunity, Series 19-A
                  5.70%, 04/01/15                              2,115,500
     1,000,000    Rhode Island State HMFC
                  Homeownership Opportunity, Series 22-A
                  5.55%, 04/01/17                              1,064,920
     2,000,000    Rhode Island State HMFC
                  Homeownership Opportunity, Series 40-B
                  3.25%, 08/11/05                              2,081,220
     2,000,000    Rhode Island State HMFC
                  Homeownership Opportunity, Series 42-A
                  3.50%, 10/01/23                              2,002,400
       965,000    Rhode Island State HMFC
                  Multi-Family Housing, Series A
                  5.55%, 07/01/05
                  Insured: AMBAC/FHA                           1,023,373
       500,000    Rhode Island State HMFC
                  Multi-Family Housing, Series A
                  5.60%, 07/01/10
                  Insured: AMBAC                                 538,990
       380,000    Rhode Island State HMFC
                  Multi-Family Housing, Series A
                  6.15%, 07/01/17
                  Insured: AMBAC                                 398,563
     1,250,000    Rhode Island State HMFC
                  Rental Housing Program, Series A
                  5.65%, 10/01/07                              1,277,113
       770,000    Smithfield, Lease Partner
                  Certificates
                  Wastewater Treatment Facility Lien
                  5.00%, 11/15/10
                  Insured: MBIA                                  864,125


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                      VALUE
---------                                                      -----

                  RHODE ISLAND (CONTINUED)

$      810,000    Smithfield, Lease Partner
                  Certificates
                  Wastewater Treatment Facility Lien
                  5.00%, 11/15/11
                  Insured: MBIA                            $     906,196
       855,000    Smithfield, Lease Partner
                  Certificates
                  Wastewater Treatment Facility Lien
                  5.00%, 11/15/12
                  Insured: MBIA                                  956,275
       570,000    South Kingstown, GO
                  4.00%, 06/01/09                                608,315
       500,000    South Kingstown, GO
                  6.25%, 06/15/19
                  Insured: FGIC                                  575,240
       100,000    South Kingstown, Series B, GO
                  5.50%, 06/15/10
                  Insured: FSA                                   112,729
     1,500,000    Tobacco Settlement Financing Corp.
                  Rhode Island Revenue, Asset-Backed
                  Series A
                  6.00%, 06/01/23                              1,339,410
     1,180,000    Warwick, Series A, GO
                  5.00%, 03/01/15
                  Insured: FGIC                                1,271,839
     1,205,000    Warwick, Series A, GO
                  5.00%, 03/01/16
                  Insured: FGIC                                1,301,075
                                                           -------------
                                                             124,409,691
                                                           -------------

                  WASHINGTON - 0.46%

     1,000,000    Seattle, Series E, GO
                  4.85%, 12/15/12 (A)                            677,330
                                                           -------------

                  WISCONSIN - 0.39%

       500,000    Milwaukee County, Series A, GO
                  5.70%, 09/01/15                                573,685
                                                           -------------
                  TOTAL MUNICIPAL SECURITIES                 143,906,136
                                                           -------------
                  (Cost $134,371,461)

SHARES                                                         VALUE
------                                                         -----
INVESTMENT COMPANIES - 0.75%

        41,094    Dreyfus Tax-Exempt
                  Cash Management Fund                     $      41,094
     1,054,813    Federated Tax-Free Obligations Fund          1,054,813
                                                           -------------
                  TOTAL INVESTMENT COMPANIES                   1,095,907
                                                           -------------
                  (Cost $1,095,907)
TOTAL INVESTMENTS - 99.17%                                   145,002,043
                                                           -------------
(Cost $135,467,368) (B)

NET OTHER ASSETS AND LIABILITIES - 0.83%                       1,208,929
                                                           -------------
NET ASSETS - 100.00%                                       $ 146,210,972
                                                           =============

____________________________________________
(A)           Zero Coupon Bond. Interest rate shown reflects effective
              yield to maturity at time of purchase.
(B)           Cost for federal income tax purposes is $135,464,969.
AMBAC         American Municipal Bond Assurance Corp.
Connie Lee    College Construction Loan Association
COP           Certificate of Participation
EDC           Economic Development Corp.
FGIC          Federal Guaranty Insurance Corp.
FHA           Federal Housing Authority
FSA           Financial Security Assurance Co.
GO            General Obligation
HEBC          Health & Education Building Corp.
HMFC          Housing & Mortgage Finance Corp.
MBIA          Municipal Bond Insurance Association
PCR           Pollution Control Revenue
SP OB         Special Obligation
TRAN          Tax & Revenue Anticipation Note


                       See Notes to Financial Statements.

                       This page left blank intentionally

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)


                                      CONNECTICUT            FLORIDA                        MASSACHUSETTS
                                      INTERMEDIATE        INTERMEDIATE     INTERMEDIATE      INTERMEDIATE
                                       MUNICIPAL           MUNICIPAL        TAX-EXEMPT        MUNICIPAL
                                        BOND (a)            BOND (a)          BOND (b)         BOND (c)
                                   ----------------  ----------------   ---------------   ----------------
ASSETS:
  Investments: (Note 2)
    Investments at cost            $    188,069,022  $     75,356,740   $   539,959,287   $    377,008,108
    Net unrealized appreciation          14,539,267         4,811,915        50,501,268         27,815,442
                                   ----------------  ----------------   ---------------   ----------------
    Total investments at value          202,608,289        80,168,655       590,460,555        404,823,550
  Cash                                           --                --             3,991                 --
  Receivable for investments sold           209,131                --         2,750,737                 --
  Receivable for shares sold              1,568,875           573,000           225,183            806,947
  Interest and dividend receivables       2,663,459           994,464         8,989,491          5,545,469
  Other assets                                   --            37,488            42,134             18,790
  Deferred Trustees compensation
   plan (Note 4)                              2,394               529             9,550              3,935
                                   ----------------  ----------------   ---------------   ----------------
    Total Assets                        207,052,148        81,774,136       602,481,641        411,198,691
                                   ----------------  ----------------   ---------------   ----------------

LIABILITIES:
  Payable for investments purchased              --         1,095,790         1,095,790          3,017,487
  Payable for shares repurchased            379,123                --           563,800            156,477
  Distributions payable                     501,861           212,297         1,084,519          1,015,768
  Payable to custodian                           --                --                --                 --
  Payable for investment
   advisor fee (Note 4)                      90,319            36,056           266,161            183,153
  Payable for administration
   fee (Note 4)                              11,002             4,390            32,850             20,596
  Payable for pricing and
   bookkeeping fees (Note 4)                    487             1,045                --              2,007
  Payable for Trustees'
   fees (Note 4)                                 --                --                --              6,663
  Deferred Trustees'
   fee (Note 4)                               2,394               529             9,550              3,935
  Accrued expenses and other
   payables                                   1,700                --                --              2,301
                                   ----------------  ----------------   ---------------   ----------------
    Total Liabilities                       986,886         1,350,107         3,052,670          4,408,387
                                   ----------------  ----------------   ---------------   ----------------
NET ASSETS                         $    206,065,262  $     80,424,029   $   599,428,971   $    406,790,304
                                   ================  ================   ===============   ================

NET ASSETS CONSIST OF:
  Par value (Note 5)               $         18,527  $          7,619   $        55,606   $         37,230
  Paid-in capital in excess
   of par value                         192,843,287        76,575,207       548,475,924        380,697,029
  Undistributed (overdistributed)
   net investment income                    (11,285)           (5,881)          639,285            (23,223)
  Accumulated net realized
   gain (loss) on investments sold       (1,324,534)         (964,831)         (243,112)        (1,736,174)
  Unrealized appreciation
   of investments                        14,539,267         4,811,915        50,501,268         27,815,442
                                   ----------------  ----------------   ---------------   ----------------
TOTAL NET ASSETS                   $    206,065,262  $     80,424,029   $   599,428,971   $    406,790,304
                                   ================  ================   ===============   ================
NET ASSETS:
  Class A                          $      5,148,329  $        391,647   $    18,823,822   $      2,990,034
                                   ================  ================   ===============   ================
  Class B                          $      2,874,218  $        129,307   $     3,246,627   $      2,000,180
                                   ================  ================   ===============   ================
  Class C                          $      8,283,979  $         86,650   $     1,100,413   $      4,885,885
                                   ================  ================   ===============   ================
  Class G                          $        381,998  $             --   $     2,560,640   $      1,626,715
                                   ================  ================   ===============   ================
  Class T                          $     40,840,580  $             --   $    26,676,968   $     84,969,034
                                   ================  ================   ===============   ================
  Class Z                          $    148,536,158  $     79,816,425   $   547,020,501   $    310,318,456
                                   ================  ================   ===============   ================

                                      NEW JERSEY        NEW YORK       PENNSYLVANIA     RHODE ISLAND
                                     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE
                                      MUNICIPAL         MUNICIPAL         MUNICIPAL        MUNICIPAL
                                       BOND (a)         BOND (b)          BOND (b)          BOND (a)
                                   ---------------  ---------------  --------------  ---------------
ASSETS:
  Investments: (Note 2)
    Investments at cost            $    82,468,595  $   108,403,651  $   28,569,314  $   135,467,368
    Net unrealized appreciation          5,583,925        8,552,816       1,882,221        9,534,675
                                   ---------------  ---------------  --------------  ---------------
    Total investments at value          88,052,520      116,956,467      30,451,535      145,002,043
  Cash                                          --               --              --               --
  Receivable for investments sold               --          366,281         289,605               --
  Receivable for shares sold               164,767               --          93,882           25,691
  Interest and dividend receivables      1,134,235        1,591,547         349,229        1,688,974
  Other assets                                  --           44,084          23,926           29,043
  Deferred Trustees compensation
   plan (Note 4)                               504            2,408              79            1,364
                                   ---------------  ---------------  --------------  ---------------
    Total Assets                        89,352,026      118,960,787      31,208,256      146,747,115
                                   ---------------  ---------------  --------------  ---------------
LIABILITIES:
  Payable for investments purchased             --        1,340,920       1,095,790               --
  Payable for shares repurchased            99,409           21,798           7,210           91,697
  Distributions payable                    186,640          325,870          62,470          360,954
  Payable to custodian                          --               --         289,605               --
  Payable for investment
   advisor fee (Note 4)                     40,205           52,014          13,171           65,674
  Payable for administration
   fee (Note 4)                              4,588            6,344           1,604            8,000
  Payable for pricing and
   bookkeeping fees (Note 4)                 3,323            3,043              --            4,106
  Payable for Trustees'
   fees (Note 4)                                --            1,707              --              986
  Deferred Trustees'
   fee (Note 4)                                504            2,408              79            1,364
  Accrued expenses and other
   payables                                  5,492           29,628              --            3,362
                                   ---------------  ---------------  --------------  ---------------
    Total Liabilities                      340,161        1,783,732       1,469,929          536,143
                                   ---------------  ---------------  --------------  ---------------
NET ASSETS                         $    89,011,865  $   117,177,055  $   29,738,327  $   146,210,972
                                   ===============  ===============  ==============  ===============

NET ASSETS CONSIST OF:
  Par value (Note 5)               $         8,404  $         9,803  $        2,851  $        12,640
  Paid-in capital in excess
   of par value                         83,224,785      108,349,810      29,380,333      137,165,840
  Undistributed (overdistributed)
   net investment income                     2,042          (89,490)        (14,593)         (57,977)
  Accumulated net realized
   gain (loss) on investments sold         192,709          354,116      (1,512,485)        (444,206)
  Unrealized appreciation
   of investments                        5,583,925        8,552,816       1,882,221        9,534,675
                                   ---------------  ---------------  --------------  ---------------
TOTAL NET ASSETS                   $    89,011,865  $   117,177,055  $   29,738,327  $   146,210,972
                                   ===============  ===============  ==============  ===============
NET ASSETS:
  Class A                          $     1,046,622  $     4,554,167  $    1,479,627  $       117,455
                                   ===============  ===============  ==============  ===============
  Class B                          $       972,748  $     1,194,384  $      720,715  $       176,161
                                   ===============  ===============  ==============  ===============
  Class C                          $     2,417,003  $       871,007  $      305,119  $     1,160,657
                                   ===============  ===============  ==============  ===============
  Class G                          $       203,833  $       395,632  $           --  $       476,670
                                   ===============  ===============  ==============  ===============
  Class T                          $     8,736,231  $    27,235,637  $           --  $    46,106,229
                                   ===============  ===============  ==============  ===============
  Class Z                          $    75,635,428  $    82,926,228  $   27,232,866  $    98,173,800
                                   ===============  ===============  ==============  ===============


                       See Notes to Financial Statements.

                                      70-71

APRIL 30, 2003 (UNAUDITED)


                                         CONNECTICUT          FLORIDA                       MASSACHUSETTS
                                         INTERMEDIATE       INTERMEDIATE   INTERMEDIATE     INTERMEDIATE
                                          MUNICIPAL         MUNICIPAL      TAX-EXEMPT         MUNICIPAL
                                           BOND (a)           BOND (a)       BOND (b)          BOND (c)
                                        ---------------   --------------  ---------------   --------------
SHARES OF BENEFICIAL INTEREST
 OUTSTANDING:
  Class A                                       462,890           37,101        1,746,164          273,661
                                        ===============   ==============  ===============   ==============
  Class B                                       258,429           12,250          301,168          183,053
                                        ===============   ==============  ===============   ==============
  Class C                                       744,827            8,209          102,075          447,125
                                        ===============   ==============  ===============   ==============
  Class G                                        34,349               --          237,518          148,875
                                        ===============   ==============  ===============   ==============
  Class T                                     3,671,957               --        2,474,554        7,776,573
                                        ===============   ==============  ===============   ==============
  Class Z                                    13,354,803        7,561,030       50,744,567       28,400,829
                                        ===============   ==============  ===============   ==============
CLASS A:
  Net asset value per share (d)         $         11.12   $        10.56  $         10.78   $        10.93
                                        ===============   ==============  ===============   ==============
  Maximum sales charge                             4.75%            4.75%            4.75%           4.75%
                                        ===============   ==============  ===============   ==============
  Maximum offering price per share (e)  $         11.67   $        11.09  $         11.32   $        11.48
                                        ===============   ==============  ===============   ==============

CLASS B:
  Net asset value and offering price
   per share (d)                        $         11.12   $        10.56  $         10.78   $        10.93
                                        ===============   ==============  ===============   ==============

CLASS C:
  Net asset value and offering price
   per share (d)                        $         11.12   $        10.56  $         10.78   $        10.93
                                        ===============   ==============  ===============   ==============

CLASS G:
  Net asset value and offering price
   per share (d)                        $         11.12   $           --  $         10.78   $        10.93
                                        ===============   ==============  ===============   ==============

CLASS T:

  Net asset value per share (d)         $         11.12   $           --  $         10.78   $        10.93
                                        ===============   ==============  ===============   ==============
  Maximum sales charge                             4.75%              --             4.75%           4.75%
                                        ===============   ==============  ===============   ==============
  Maximum offering price per share (e)  $         11.67   $           --  $         11.32   $        11.48
                                        ===============   ==============  ===============   ==============

CLASS Z:
  Net asset value, offering and
   redemption price per share           $         11.12   $        10.56  $         10.78   $        10.93
                                        ===============   ==============  ===============   ==============


                                       72

                                          NEW JERSEY    NEW YORK       PENNSYLVANIA   RHODE ISLAND
                                          INTERMEDIATE  INTERMEDIATE    INTERMEDIATE   INTERMEDIATE
                                          MUNICIPAL      MUNICIPAL       MUNICIPAL      MUNICIPAL
                                           BOND (a)      BOND (b)        BOND (b)        BOND (a)
                                        -------------  -------------  -------------  --------------
SHARES OF BENEFICIAL INTEREST
 OUTSTANDING:
  Class A                                      98,804        380,974        141,841          10,154
                                        =============  =============  =============  ==============
  Class B                                      91,835         99,912         69,091          15,229
                                        =============  =============  =============  ==============
  Class C                                     228,186         72,862         29,251         100,332
                                        =============  =============  =============  ==============
  Class G                                      19,248         33,097             --          41,208
                                        =============  =============  =============  ==============
  Class T                                     824,828      2,278,527             --       3,985,877
                                        =============  =============  =============  ==============
  Class Z                                   7,141,584      6,937,383      2,610,615       8,487,083
                                        =============  =============  =============  ==============

CLASS A:
  Net asset value per share (d)         $       10.59  $       11.95  $       10.43  $        11.57
                                        =============  =============  =============  ==============
  Maximum sales charge                          4.75%          4.75%          4.75%           4.75%
                                        =============  =============  =============  ==============
  Maximum offering price per share (e)  $       11.12  $       12.55  $       10.95  $        12.15
                                        =============  =============  =============  ==============

CLASS B:
  Net asset value and offering price    $       10.59  $       11.95  $       10.43  $        11.57
   per share (d)                        =============  =============  =============  ==============

CLASS C:
  Net asset value and offering price    $       10.59  $       11.95  $       10.43  $        11.57
   per share (d)                        =============  =============  =============  ==============

CLASS G:
  Net asset value and offering price
   per share (d)                        $       10.59  $       11.95  $          --  $        11.57
                                        =============  =============  =============  ==============
CLASS T:

  Net asset value per share (d)         $       10.59  $       11.95  $          --  $        11.57
                                        =============  =============  =============  ==============
  Maximum sales charge                          4.75%          4.75%             --           4.75%
                                        =============  =============  =============  ==============
  Maximum offering price per share (e)  $       11.12  $       12.55  $          --  $        12.15
                                        =============  =============  =============  ==============

CLASS Z:
  Net asset value, offering and
   redemption price per share           $       10.59  $       11.95  $       10.43  $        11.57
                                        =============  =============  =============  ==============



_____________________________
(a)   Effective November 18, 2002, the Galaxy Connecticut Municipal Bond Fund
      Retail A, Retail B and Trust shares, Galaxy Florida Municipal Bond Fund
      Trust shares, Galaxy New Jersey Municipal Bond Fund Retail A, Retail B and
      Trust shares and Galaxy Rhode Island Municipal Bond Fund Retail A, Retail
      B and Trust shares were redesignated Liberty Connecticut Intermediate
      Municipal Bond Fund Class T, Class G and Class Z shares, Liberty Florida
      Inter-mediate Municipal Bond Fund Class Z shares, Galaxy New Jersey
      Intermediate Municipal Bond Fund Class T, Class G and Class Z shares and
      Liberty Rhode Island Intermediate Municipal Bond Fund Class T, Class G and
      Class Z shares, respectively. Subsequently, each Fund began offering Class
      A, Class B and Class C shares.
(b)   Effective November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund
      Retail A, Retail B and Trust shares, Galaxy New York Municipal Bond Fund
      Retail A, Retail B and Trust Shares and Galaxy Pennsylvania Municipal Bond
      Fund Trust shares were redesignated Liberty Intermediate Tax-Exempt Bond
      Fund Class T, Class G and Class Z shares, Liberty New York Intermediate
      Municipal Bond Fund Class T, Class G and Class Z shares and Liberty
      Pennsylvania Intermediate Municipal Bond Fund Class Z shares, respectively. Subsequently, each Fund began offering Class A, Class B and
      Class C shares.
(c)   Effective December 9, 2002, Galaxy Massachusetts Intermediate Municipal
      Bond Fund Retail A, Retail B and Trust shares were redesignated Liberty
      Massachusetts Intermediate Municipal Bond Fund Class T, Class G and
      Class Z shares.
(d)   Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.
(e)   On sales of $50,000 or  more the offering price is reduced.


                       See Notes to Financial Statements.

                                  72-73 spread


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)


                                                                     MASSACH                                PENNSY
                          CONNECTICUT    FLORIDA                     USETTS      NEW JERSEY   NEW YORK      LVANIA     RHODE ISLAND
                         INTERMEDIATE INTERMEDIATE  INTERMEDIATE  INTERMEDIATE INTERMEDIATE INTERMEDIATE INTERMEDIATE INTERMEDIATE
                           MUNICIPAL     MUNICIPAL   TAX-EXEMPT     MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL
                             BOND         BOND          BOND           BOND        BOND         BOND         BOND          BOND
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
INVESTMENT INCOME:
  Interest (Notes 1 & 2) $  4,197,920  $ 1,695,944  $ 12,891,721  $  8,526,615  $ 1,876,866  $  2,241,335  $ 571,802  $  3,012,424
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
EXPENSES:
  Investment advisory
   fee (Note 4)               685,988      289,415     2,109,947     1,422,939      323,834       407,560    102,527       527,341
  Administration fee
   (Note 4)                    61,220       26,006       188,295       127,116       29,110        36,402      9,159        47,092
  Custody fee                   5,437        4,511         5,423         5,391        2,214         6,094      3,802         6,162
  Pricing and bookkeeping
   fees (Note 4)               23,193       17,117        36,011        36,038       24,592        24,144     12,065        26,542
  Audit fee                     7,781        6,442         7,557         7,506        7,318         7,439     11,785         8,082
  Legal fee                       451        1,098         2,320         2,480        1,958            --        319         1,292
  Transfer agent fee
   (Note 4)
    Class A                       345            7         4,184           143           52           498         53             3
    Class B                       279            1           980           101          159           218         27            10
    Class C                     1,011            1           236           216          328            77          5            94
    Class G                       135           --           338           279           63           173         --            59
    Class T                     7,087           --         5,809        10,802        2,850         9,965         --         3,179
    Class Z                       533        2,490         6,392           696          563           548      2,489           172
  Shareholder servicing
   fees (Note 4):
    Class A                     2,129          279        16,765         1,167          218         2,028        657            42
    Class B                       998           51         3,678           830          499           596        336            59
    Class C                     3,545           50           717         1,766        1,021           211         61           581
    Class G                       900           --         5,920         3,756          512           900         --         1,164
    Class T                    87,371           --        56,240       206,531       16,569        67,248         --            --
  Distribution fees
   (Note 4):
    Class B                     3,064          153        11,037         2,527        1,496         1,786      1,014           178
    Class C                    10,728          151         2,688         5,317        3,062           646        182         1,744
    Class G                     1,170           --         7,793         4,882          668         1,170         --         1,513
  Trustees' fees and
   expenses (Note 4)              181          387         1,132         1,551          822           534         87           956
  Reports to shareholders      12,911        1,874        14,826        10,673        7,273        15,483        242         7,611
  Registration fee             30,036       35,591        16,080        26,037       31,663        40,227     30,931        39,175
  Miscellaneous                 4,711        2,465         7,110        15,552        3,665         6,896      3,424         4,008
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
    Total expenses before
     waiver                   951,204      388,089     2,511,478     1,894,296      460,509       630,843    179,165       677,059
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
    Less: waiver from
    Investment Advisor
    (Note 4)                 (183,434)     (75,921)     (586,585)     (380,075)     (84,482)     (108,734)   (27,341)     (140,762)
    Less: Fees waived by
     Transfer Agent
     (Note 4):
      Class B                      --           --          (442)           --           --            --         --            --
      Class C                      --           --           (36)           --           --            --         --            --
      Class G                      --           --            --            --          (51)         (126)        --            --
    Less: Fees waived by
     Shareholder Service
      Provider (Note 4):
      Class A                      --           --        (3,291)           --           --            --         --            --
      Class B                      --           --          (732)           --           --            --         --            --
      Class G                    (630)          --        (4,144)       (2,629)        (358)         (630)        --          (815)
      Class T                 (61,160)          --       (39,368)     (144,572)     (11,599)      (47,074)        --            --
    Less: Fees waived by
     Distributor
     (Note 4):
      Class B                      --           --        (1,464)           --           --            --         --            --
      Class C                  (5,006)         (70)       (1,971)       (2,481)      (1,429)         (301)       (85)         (813)
    Less: Custody
     earnings credit              (87)         (43)         (267)         (167)         (15)          (23)       (55)          (62)
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
    Total expenses net of
     waiver                   700,887      312,055     1,873,178     1,364,372      362,575       473,955    151,684       534,607
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
NET INVESTMENT INCOME       3,497,033    1,383,889    11,018,543     7,162,243    1,514,291     1,767,380    420,118     2,477,817
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
INVESTMENTS
 (NOTES 1, 2 & 6):
  Net realized gain (loss)
   on investments sold        216,765      323,709       612,496       615,329      249,890       250,303    (8,957)       299,096
  Net change in
   unrealized
   appreciation
   (depreciation)
   of investments           2,305,123      600,041    11,390,115     5,961,764    1,408,646     1,810,259    435,999     1,746,511
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
NET REALIZED AND
 UNREALIZED GAIN ON
  INVESTMENTS               2,521,888      923,750    12,002,611     6,577,093    1,658,536     2,060,562    427,042     2,045,607
                         ------------  -----------  ------------  ------------  -----------  ------------  ---------  ------------
NET INCREASE IN
 NET ASSETS
RESULTING FROM
 OPERATIONS              $  6,018,921  $ 2,307,639  $ 23,021,154  $ 13,739,336  $ 3,172,827  $  3,827,942  $ 847,160  $  4,523,424
                         ============  ===========  ============  ============  ===========  ============  =========  ============

                       See Notes to Financial Statements.

                                  74-75 spread

STATEMENTS OF CHANGES IN NET ASSETS



                                         CONNECTICUT INTERMEDIATE             FLORIDA INTERMEDIATE
                                            MUNICIPAL BOND                        MUNICIPAL BOND
                                    --------------------------------    ---------------------------------
                                      (UNAUDITED)                         (UNAUDITED)
                                      SIX MONTHS                           SIX MONTHS
                                        ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                       APRIL 30,        OCTOBER 31,        APRIL 30,         OCTOBER 31,
                                         2003             2002               2003               2002
                                    --------------   ---------------    ---------------   ---------------
NET ASSETS AT
 BEGINNING OF PERIOD                $  126,891,706   $   141,689,386    $    77,914,430   $    71,354,831
                                    --------------   ---------------    ---------------   ---------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS:

  Net investment income                  3,497,033         5,372,133          1,383,889         2,819,313
  Net realized gain
   on investments sold                     216,765           439,316            323,709            63,800
  Net change in unrealized
   appreciation of investments           2,305,123           114,652            600,041           767,489
                                    --------------   ---------------    ---------------   ---------------
    Net increase in net assets
     resulting from operations           6,018,921         5,926,101          2,307,639         3,650,602
                                    --------------   ---------------    ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                (29,303)               --             (3,725)               --
    Class B                                (10,571)               --               (492)               --
    Class C                                (42,476)               --               (590)               --
    Class G                                 (5,641)           (2,694)                --                --
    Class T                               (726,982)         (971,797)                --                --
    Class Z                             (2,692,297)       (4,365,965)        (1,385,186)       (2,819,117)
                                    --------------   ---------------    ---------------   ---------------
    Total Distributions to
     shareholders                       (3,507,270)       (5,340,456)        (1,389,993)       (2,819,117)
                                    --------------   ---------------    ---------------   ---------------

NET INCREASE (DECREASE)                 76,661,905       (15,383,325)         1,591,953         5,728,114
                                    --------------   ---------------    ---------------   ---------------
 FROM SHARE TRANSACTIONS(1)
  Net increase (decrease) in
   net assets                           79,173,556       (14,797,680)         2,509,599         6,559,599
                                    --------------   ---------------    ---------------   ---------------
NET ASSETS AT END OF PERIOD
 (INCLUDING LINE A)                 $  206,065,262   $   126,891,706    $    80,424,029   $    77,914,430
                                    ==============   ===============    ===============   ===============
  (A) Undistributed
   (overdistributed) net investment
   income                           $      (11,285)   $       (1,048)    $       (5,881)  $           223
                                    ==============   ===============    ===============   ===============

                                            INTERMEDIATE TAX-EXEMPT                 MASSACHUSETTS INTERMEDIATE
                                                    BOND                                   MUNICIPAL BOND
                                        -----------------------------------     ---------------------------------
                                           (UNAUDITED)                             (UNAUDITED)
                                           SIX MONTHS                              SIX MONTHS
                                            ENDED            YEAR ENDED              ENDED           YEAR ENDED
                                           APRIL 30,         OCTOBER 31,            APRIL 30,       OCTOBER 31,
                                             2003              2002                  2003               2002
                                        ---------------   -----------------     ---------------   ---------------
NET ASSETS AT
 BEGINNING OF PERIOD                    $   271,155,291   $     265,827,570     $   293,671,430   $   248,852,263
                                        ---------------   -----------------     ---------------   ---------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income                      11,018,543           9,626,655           7,162,243        10,273,376
  Net realized gain
   on investments sold                          612,496           1,362,305             615,329            61,277
  Net change in unrealized
   appreciation of investments               11,390,115           1,133,628           5,961,764         2,592,873
                                        ---------------   -----------------     ---------------   ---------------
    Net increase in net assets
     resulting from operations               23,021,154          12,122,588          13,739,336        12,927,526
                                        ---------------   -----------------     ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                    (241,022)                 --             (15,729)               --
    Class B                                     (43,622)                 --              (8,737)               --
    Class C                                     (12,109)                 --             (20,938)               --
    Class G                                     (37,312)             (1,521)            (22,512)          (33,158)
    Class T                                    (454,373)           (429,716)         (1,623,291)       (2,223,832)
    Class Z                                  (9,590,518)         (9,150,486)         (5,494,258)       (8,006,667)
                                        ---------------   -----------------     ---------------   ---------------
    Total Distributions to
     shareholders                           (10,378,956)         (9,581,723)         (7,185,465)      (10,263,657)
                                        ---------------   -----------------     ---------------   ---------------

NET INCREASE (DECREASE)                     315,631,482           2,786,856         106,565,003        42,155,298
                                        ---------------   -----------------     ---------------   ---------------
 FROM SHARE TRANSACTIONS(1)
  Net increase (decrease) in
   net assets                               328,273,680           5,327,721         113,118,874        44,819,167
                                        ---------------   -----------------     ---------------   ---------------
NET ASSETS AT END OF PERIOD
 (INCLUDING LINE A)                     $   599,428,971   $     271,155,291     $   406,790,304   $   293,671,430
                                        ===============   =================     ===============   ===============
  (A) Undistributed
   (overdistributed) net investment
   income                               $       639,285   $            (302)     $      (23,223)  $            (1)
                                        ===============   =================     ===============   ===============


_______________________________
(1)  For details on share transactions by series, see Statements of Changes in
     Net Assets - Capital Stock Activity on pages 80-87.


                       See Notes to Financial Statements.

                                      76-77




                                          NEW JERSEY INTERMEDIATE                 NEW YORK INTERMEDIATE
                                             MUNICIPAL BOND                           MUNICIPAL BOND
                                    -----------------------------------    ----------------------------------
                                      (UNAUDITED)                            (UNAUDITED)
                                       SIX MONTHS                            SIX MONTHS
                                         ENDED           YEAR ENDED             ENDED           YEAR ENDED
                                       APRIL 30,         OCTOBER 31,          APRIL 30,         OCTOBER 31,
                                          2003              2002                 2003              2002
                                    ---------------   -----------------    ---------------   ----------------
NET ASSETS AT
 BEGINNING OF PERIOD                $    87,991,003   $     104,826,874    $   105,809,112   $    101,310,395
                                    ---------------   -----------------    ---------------   ----------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS:
   Net investment income                  1,514,291           3,690,727          1,767,380          3,895,151
   Net realized gain (loss)
    on investments sold                     249,890             698,961            250,303            786,978
   Net change in unrealized
    appreciation (depreciation)
    of investments                        1,408,646             (41,410)         1,810,259          1,044,228
                                    ---------------   -----------------    ---------------   ----------------
   Net increase in net assets
    resulting from operations             3,172,827           4,348,278          3,827,942          5,726,357
                                    ---------------   -----------------    ---------------   ----------------

DISTRIBUTIONS TO SHARE HOLDERS FROM:
   Net investment income:
     Class A                                 (2,558)                 --            (22,499)                --
     Class B                                 (4,571)                 --             (5,017)                --
     Class C                                (10,691)                 --             (1,972)                --
     Class G                                 (2,800)             (2,174)            (4,519)            (8,210)
     Class T                               (156,324)           (391,156)          (431,630)        (1,246,360)
     Class Z                             (1,363,350)         (3,289,853)        (1,391,233)        (2,620,649)
Net realized gain on investments:
     Class A                                     (7)                 --                 (4)                --
     Class B                                   (783)                 --               (404)                --
     Class C                                   (130)                 --                 (4)                --
     Class G                                 (1,403)                (99)            (1,290)                --
     Class T                                (72,571)            (62,938)          (110,883)                --
     Class Z                               (554,382)           (518,139)          (288,038)                --
                                    ---------------   -----------------    ---------------   ----------------
       Total Distributions to
        shareholders                     (2,169,570)         (4,264,359)        (2,257,493)        (3,875,219)
                                    ---------------   -----------------    ---------------   ----------------
NET INCREASE (DECREASE)
 FROM SHARE TRANSACTIONS(1)                  17,605         (16,919,790)         9,797,494          2,647,579
                                    ---------------   -----------------    ---------------   ----------------
   Net increase (decrease) in
    net assets                            1,020,862         (16,835,871)        11,367,943          4,498,717
                                    ---------------   -----------------    ---------------   ----------------
NET ASSETS AT END OF PERIOD
 (INCLUDING LINE A)                 $    89,011,865   $      87,991,003    $   117,177,055   $    105,809,112
                                    ===============   =================    ===============   ================
   (A) Undistributed
    (overdistributed) net investment
     income                         $         2,042   $          28,045    $       (89,490)  $             --
                                    ===============   =================    ===============   ================

                                             PENNSYLVANIA INTERMEDIATE            RHODE ISLAND INTERMEDIATE
                                                  MUNICIPAL BOND                       MUNICIPAL BOND
                                        --------------------------------    ---------------------------------
                                          (UNAUDITED)                         (UNAUDITED)
                                           SIX MONTHS                          SIX MONTHS
                                             ENDED          YEAR ENDED          ENDED          YEAR ENDED
                                           APRIL 30,        OCTOBER 31,        APRIL 30,       OCTOBER 31,
                                              2003             2002             2003              2002
                                        ---------------   --------------    ---------------   ---------------
NET ASSETS AT
 BEGINNING OF PERIOD                    $    25,835,589   $   24,050,971    $   139,265,083   $   128,732,228
                                        ---------------   --------------    ---------------   ---------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS:
   Net investment income                        420,118          963,128          2,477,817         5,471,835
   Net realized gain (loss)
    on investments sold                          (8,957)         211,583            299,096           645,722
   Net change in unrealized
    appreciation (depreciation)
    of investments                              435,999          329,901          1,746,511           613,941
                                        ---------------   --------------    ---------------   ---------------
   Net increase in net assets
    resulting from operations                   847,160        1,504,612          4,523,424         6,731,498
                                        ---------------   --------------    ---------------   ---------------

DISTRIBUTIONS TO SHARE HOLDERS FROM:
   Net investment income:                        (6,642)              --               (495)               --
     Class A                                     (2,663)              --               (531)               --
     Class B                                       (496)              --             (6,100)               --
     Class C                                         --               --             (6,488)           (8,217)
     Class G                                         --               --           (809,629)       (1,762,642)
     Class T                                   (418,956)        (960,363)        (1,701,646)       (3,680,683)
     Class Z
Net realized gain on investments:
     Class A                                         --               --                 --                --
     Class B                                         --               --                 --                --
     Class C                                         --               --                 --                --
     Class G                                         --               --                 --                --
     Class T                                         --               --                 --                --
     Class Z                                         --               --                 --                --
                                        ---------------   --------------    ---------------   ---------------
       Total Distributions to
        shareholders                           (428,757)        (960,363)        (2,524,889)       (5,451,542)
                                        ---------------   --------------    ---------------   ---------------
NET INCREASE (DECREASE)
 FROM SHARE TRANSACTIONS(1)                   3,484,335        1,240,369          4,947,354         9,252,899
                                        ---------------   --------------    ---------------   ---------------
   Net increase (decrease) in
    net assets                                3,902,738        1,784,618          6,945,889        10,532,855
                                        ---------------   --------------    ---------------   ---------------
NET ASSETS AT END OF PERIOD
 (INCLUDING LINE A)                     $    29,738,327   $   25,835,589    $   146,210,972   $   139,265,083
                                        ===============   ==============    ===============   ===============
   (A) Undistributed
    (overdistributed) net investment
     income                             $       (14,593)  $       (5,954)   $       (57,977)  $       (10,905)
                                        ===============   ==============    ===============   ===============

______________________________
(1)  For details on share transactions by series, see Statements of Changes in
     Net Assets - Capital Stock Activity on pages 80-87.


                       See Notes to Financial Statements.

                                      78-79


CAPITAL STOCK ACTIVITY



                                  CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND        FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                                ------------------------------------------------  -------------------------------------------------
                                      (UNAUDITED)                                      (UNAUDITED)
                                   SIX MONTHS ENDED            YEAR ENDED            SIX MONTHS ENDED            YEAR ENDED
                                        APRIL 30,              OCTOBER 31,              APRIL 30,                OCTOBER 31,
                                          2003                    2002                    2003                      2002
                                -----------------------  -----------------------  -----------------------  ------------------------
                                  SHARES      DOLLARS      SHARES     DOLLARS      SHARES       DOLLARS      SHARES       DOLLARS
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
CLASS A:
  Sold                            548,791   $ 6,070,727          --           --     50,507   $   530,356          --            --
  Issued to shareholders
   in reinvestment
    of dividends                    1,801        19,966          --           --        335         3,525          --            --
  Repurchased                     (87,702)     (972,166)         --           --    (13,741)     (145,449)         --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
    Net increase                  462,890   $ 5,118,527          --           --     37,101   $   388,432          --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
CLASS B:
  Sold                            258,624   $ 2,857,846          --           --     12,249   $   127,877          --            --
  Issued to shareholders
   in reinvestment of dividends       592         6,566          --           --          1            14          --            --
  Repurchased                        (787)       (8,760)         --           --         --            --          --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
    Net increase                  258,429   $ 2,855,652          --           --     12,250   $   127,891          --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
CLASS C:
  Sold                            753,785   $ 8,319,806          --           --     17,713   $   185,951          --            --
  Issued to shareholders in
   reinvestment of dividends        2,706        30,028          --           --          8            81          --            --
  Repurchased                     (11,664)     (129,155)         --           --     (9,512)     (100,445)         --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
    Net increase                  744,827   $ 8,220,679          --           --      8,209   $    85,587          --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
CLASS G:
  Sold                                 27   $       300      10,378  $   113,113         --   $        --          --            --
  Issued in connection with
   acquisition (Note 1)            23,984       263,389          --           --         --            --          --            --
  Issued to shareholders
   in reinvestment of dividends       402         4,454         193        2,091         --            --          --            --
  Repurchased                      (2,612)      (28,802)     (2,220)     (24,600)        --            --          --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
    Net increase                   21,801   $   239,341       8,351  $    90,604         --   $        --          --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
CLASS T:
  Sold                             30,080   $   331,801     118,729  $ 1,292,019         --   $        --          --            --
  Issued in connection
   with acquisition (Note 1)    1,759,647    19,323,434          --           --         --            --          --            --
  Issued to shareholders
   in reinvestment of dividends    48,132       531,844      71,439      773,744         --            --          --            --
  Repurchased                    (172,197)   (1,898,309)   (720,041)  (7,826,028)        --            --          --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
    Net increase (decrease)     1,665,662   $18,288,770    (529,873) $(5,760,265)        --   $        --          --            --
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
CLASS Z:
  Sold                          1,498,500   $16,555,244   1,648,259  $17,830,033  1,032,914   $10,786,970   1,873,103   $19,239,943
  Issued in connection with
   acquisition (Note 1)         3,268,446    35,893,404          --           --         --            --          --            --
  Issued to shareholders
   in reinvestment of dividends     3,714        40,273       8,785       94,845      3,415        35,987       1,082        11,087
  Repurchased                    (955,043)  (10,549,985) (2,554,410) (27,638,542)  (942,256)   (9,832,914) (1,312,250)  (13,522,916)
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------
    Net increase (decrease)     3,815,617   $41,938,936    (897,366) $(9,713,664)    94,073   $   990,043     561,935   $ 5,728,114
                                ---------   -----------  ----------  -----------  ---------   -----------  ----------   -----------



                       See Notes to Financial Statements.

                                      80-81



                                     INTERMEDIATE TAX-EXEMPT BOND FUND           MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
                          ----------------------------------------------------  ---------------------------------------------------
                                 (UNAUDITED)                                           (UNAUDITED)
                              SIX MONTHS ENDED              YEAR ENDED              SIX MONTHS ENDED             YEAR ENDED
                                   APRIL 30,                OCTOBER 31,                 APRIL 30,                OCTOBER 31,
                                     2003                      2002                       2003                      2002
                          --------------------------  ------------------------  ------------------------  ------------------------
                            SHARES        DOLLARS       SHARES       DOLLARS      SHARES       DOLLARS       SHARES     DOLLARS
                          -----------  -------------  ----------   -----------  -----------  -----------   ----------  -----------
CLASS A:
  Sold                        503,807  $   5,382,633          --            --      275,877  $ 2,995,849           --           --
  Issued in connection
   with acquisition
   (Note 1)                 1,373,858     14,482,811          --            --           --           --           --           --
  Issued to shareholders
   in reinvestment of
    dividends                  13,927        149,352          --            --        1,049       11,437           --           --
  Repurchased                (145,428)    (1,560,179)         --            --       (3,265)     (35,400)          --           --
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
    Net increase            1,746,164  $  18,454,617          --            --      273,661  $ 2,971,886           --           --
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
CLASS B:
  Sold                         61,579  $     658,068          --            --      182,927  $ 1,986,813           --           --
  Issued in connection
   with acquisition
  (Note 1)                    317,969      3,351,771          --            --           --           --           --           --
  Issued to shareholders
   in reinvestment of
   dividends                    1,608         17,243          --            --          512        5,581           --           --
  Repurchased                 (79,988)      (856,491)         --            --         (386)      (4,235)          --           --
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
    Net increase
   (decrease)                 301,168  $   3,170,591          --            --      183,053  $ 1,988,159           --           --
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
CLASS C:
  Sold                         41,896  $     446,898          --            --      448,113  $ 4,874,440           --           --
  Issued in connection
   with acquisition
   (Note 1)                    59,477        626,964          --            --           --           --           --           --
  Issued to shareholders
   in reinvestment of
   dividends                      703          7,553          --            --        1,327       14,462           --           --
  Repurchased                      (1)           (13)         --            --       (2,315)     (25,000)          --           --
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
    Net increase              102,075  $   1,081,402          --            --      447,125  $ 4,863,902           --           --
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
CLASS G:
  Sold                          3,787  $      40,339      20,682   $   218,708        2,319  $    25,000       49,608  $   523,786
  Issued in connection
   with acquisition
   (Note 1)                   241,881      2,549,106          --            --       36,194      388,140           --           --
  Issued to shareholders
   in reinvestment of
   dividends                    2,812         30,132         143         1,521        2,010       21,830        3,006       31,924
  Repurchased                 (32,330)      (344,159)         --            --         (916)      (9,916)      (4,545)     (48,357)
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
    Net increase
    (decrease)                216,150  $   2,275,418      20,825   $   220,229       39,607  $   425,054       48,069  $   507,353
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
CLASS T:
  Sold                         36,096  $     385,007     106,344   $ 1,112,547      207,159  $ 2,240,584    2,331,830  $24,790,513
  Issued in connection
   with acquisition
   (Note 1)                 1,572,471     16,573,017          --            --    2,832,794   30,378,658           --           --
  Issued to shareholders
   in reinvestment of
   dividends                   35,029        375,126      33,931       355,285      115,538    1,254,461      166,537    1,769,638
  Repurchased                (295,523)    (3,140,429)   (322,729)   (3,367,361)  (2,110,296) (22,830,711)  (1,117,587) (11,835,886)
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
    Net increase
    (decrease)              1,348,073  $  14,192,721    (182,454)  $(1,899,529)   1,045,195  $11,042,992    1,380,780  $14,724,265
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
CLASS Z:
  Sold                      3,783,924  $  40,303,325   4,709,770   $49,204,507    2,883,780  $31,160,516    8,152,438  $86,464,257
  Issued in connection
   with acquisition
   (Note 1)                32,947,616    347,239,609          --            --    8,147,074   87,369,350           --           --
  Issued to shareholders
   in reinvestment of
   dividends                  182,894      1,959,904      32,180       337,444        4,329       47,099        2,073       22,010
  Repurchased             (10,589,166)  (113,046,105) (4,326,774)  (45,075,795)  (3,079,129) (33,303,955)  (5,628,831) (59,562,587)
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------
    Net increase           26,325,268  $ 276,456,733     415,176   $ 4,466,156    7,956,054  $85,273,010    2,525,680  $26,923,680
                          -----------  -------------  ----------   -----------  -----------  -----------  -----------  -----------



                       See Notes to Financial Statements.

                                      82-83



                               NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND          NEW YORK INTERMEDIATE MUNICIPAL BOND FUND
                           ---------------------------------------------------  ---------------------------------------------------
                                   (UNAUDITED)                                        (UNAUDITED)
                                SIX MONTHS ENDED            YEAR ENDED               SIX MONTHS ENDED            YEAR ENDED
                                    APRIL 30,               OCTOBER 31,                 APRIL 30,                OCTOBER 31,
                                      2003                     2002                       2003                      2002
                           -------------------------  ------------------------  ------------------------  -------------------------
                             SHARES        DOLLARS      SHARES      DOLLARS       SHARES       DOLLARS      SHARES       DOLLARS
                           -----------   -----------  ----------  ------------  -----------  -----------  -----------  ------------
CLASS A:
  Sold                         106,247   $ 1,120,351          --            --     380,503   $ 4,506,996           --            --
  Issued to shareholders
   in reinvestment of
    dividends                      113         1,194          --            --         554         6,607           --            --
  Repurchased                   (7,556)      (79,981)         --            --         (83)         (986)          --            --
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
    Net increase                98,804   $ 1,041,564          --            --     380,974   $ 4,512,617           --            --
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
CLASS B:
  Sold                         106,793   $ 1,121,193          --            --     100,376   $ 1,188,960           --            --
  Issued to shareholders
   in reinvestment of
    dividends                      445         4,686          --            --         353         4,199           --            --
  Repurchased                  (15,403)     (160,658)         --            --        (817)       (9,757)          --            --
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
    Net increase                91,835   $   965,221          --            --      99,912   $ 1,183,402           --            --
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
CLASS C:
  Sold                         231,959   $ 2,434,254          --            --      76,744   $   912,014           --            --
  Issued to shareholders
   in reinvestment of
    dividends                    1,016        10,729          --            --          75           897           --            --
  Repurchased                   (4,789)      (50,000)         --            --      (3,957)      (46,808)          --            --
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
    Net increase               228,186   $ 2,394,983          --            --      72,862   $   866,103           --            --
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
CLASS G:
  Sold                           1,467   $    15,664      28,538  $    295,786       4,003   $    47,170       17,980  $    209,303
  Issued to shareholders
   in reinvestment of
    dividends                      272         2,841         176         1,838         474         5,610          709         8,176
  Repurchased                  (11,994)     (125,444)       (595)       (6,190)       (371)       (4,348)      (7,575)      (89,475)
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
    Net increase (decrease)    (10,255)  $  (106,939)     28,119  $    291,434       4,106   $    48,432       11,114  $    128,004
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
CLASS T:
  Sold                           3,074   $    32,218      34,741  $    361,102      43,710   $   514,330      188,697  $  2,173,395
  Issued to shareholders
   in reinvestment of
    dividends                   19,301       201,986      38,696       396,919      35,546       419,862       82,584       949,431
  Repurchased                 (165,006)   (1,724,476)   (186,594)   (1,914,787)   (332,127)   (3,913,083)  (1,234,588)  (14,185,977)
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
    Net decrease              (142,631)  $(1,490,272)   (113,157) $ (1,156,766)   (252,871)  $(2,978,891)    (963,307) $(11,063,151)
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
CLASS Z:
  Sold                         678,225   $ 7,128,580   1,503,156  $ 15,543,320   1,225,188   $14,490,837    2,794,524  $ 32,226,765
  Issued to shareholders
   in reinvestment of
    dividends                   55,501       578,608      72,062       734,521      12,973       152,350       11,450       132,016
  Repurchased                 (999,652)  (10,494,140) (3,155,808)  (32,332,299)   (718,074)   (8,477,356)  (1,637,624)  (18,776,055)
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------
    Net increase (decrease)   (265,926)  $(2,786,952) (1,580,590) $(16,054,458)    520,087   $ 6,165,831    1,168,350  $ 13,582,726
                           -----------   -----------  ----------  ------------  ----------   -----------  -----------  ------------


                       See Notes to Financial Statements.

                                      84-85



                               PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND      RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND
                            -------------------------------------------------  --------------------------------------------------
                                  (UNAUDITED)                                        (UNAUDITED)
                                SIX MONTHS ENDED            YEAR ENDED            SIX MONTHS ENDED             YEAR ENDED
                                    APRIL 30,               OCTOBER 31,               APRIL 30,                OCTOBER 31,
                                     2003                      2002                    2003                       2002
                            ------------------------  -----------------------  -----------------------  -------------------------
                              SHARES       DOLLARS      SHARES      DOLLARS      SHARES      DOLLARS      SHARES        DOLLARS
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
CLASS A:
  Sold                         153,858   $ 1,598,481          --           --     10,173   $   116,808           --            --
  Issued to shareholders
   in reinvestment
   of dividends                    632         6,571          --           --         24           276           --            --
  Repurchased                  (12,649)     (132,295)         --           --        (43)         (500)          --            --
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
    Net increase               141,841   $ 1,472,757          --           --     10,154   $   116,584           --            --
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
CLASS B:
  Sold                          70,570   $   730,617          --           --     15,470   $   178,271           --            --
  Issued to shareholders
   in reinvestment
   of dividends                    253         2,627          --           --         34           392           --            --
  Repurchased                   (1,732)      (17,922)         --           --       (275)       (3,184)          --            --
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
    Net increase                69,091   $   715,322          --           --     15,229   $   175,479           --            --
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
CLASS C:
  Sold                          29,200   $   303,378          --           --    110,415   $ 1,267,868           --            --
  Issued to shareholders
   in reinvestment
   of dividends                     51           530          --           --        388         4,478           --            --
  Repurchased                       --            --          --           --    (10,471)     (120,000)          --            --
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
    Net increase                29,251   $   303,908          --           --    100,332   $ 1,152,346           --            --
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
CLASS G:
  Sold                              --   $        --          --           --      2,631   $    30,000       36,468   $   414,761
  Issued to shareholders
   in reinvestment
   of dividends                     --            --          --           --        474         5,439          510         5,721
  Repurchased                       --            --          --           --       (430)       (5,000)     (13,396)     (148,158)
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
    Net increase (decrease)         --   $        --          --           --      2,675   $    30,439       23,582   $   272,324
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
CLASS T:
  Sold                              --   $        --          --           --    206,674   $ 2,362,829      945,601   $10,590,639
  Issued to shareholders
   in reinvestment
   of dividends                     --            --          --           --     24,766       284,346       59,415       666,951
  Repurchased                       --            --          --           --   (250,307)   (2,862,683)    (562,026)   (6,308,837)
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
    Net increase (decrease)         --   $        --          --           --    (18,867)  $  (215,508)     442,990   $ 4,948,753
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
CLASS Z:
  Sold                         451,146   $ 4,643,967   1,226,742  $12,280,389    735,064   $ 8,424,414    1,415,962   $15,966,643
  Issued to shareholders
   in reinvestment
   of dividends                    833         8,600       2,622       26,407      1,544        17,734        1,831        20,632
  Repurchased                 (353,062)   (3,660,219) (1,096,043) (11,066,427)  (415,016)   (4,754,134)  (1,065,366)  (11,955,453)
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------
    Net increase                98,917   $   992,348     133,321  $ 1,240,369    321,592   $ 3,688,014      352,427   $ 4,031,822
                            ----------   -----------  ----------  -----------  ---------   -----------  -----------   -----------


                       See Notes to Financial Statements.

                                      86-87

              LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                   PERIOD ENDED
                                                     APRIL 30,
CLASS A SHARES                                       2003 (a)
                                                  -------------
Net Asset Value, Beginning of Period              $       10.98
                                                  -------------
Income from Investment Operations:
Net investment income(b)                                   0.18
Net realized and unrealized gain on investments            0.14
                                                  -------------
  Total from Investment Operations                         0.32
                                                  -------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.18)
                                                  -------------
Net Asset Value, End of Period                    $       11.12
                                                  =============
Total return(c)(d)(e)                                      2.91%
                                                  =============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                             1.00%
Net investment income(f)(g)                                3.27%
Waiver/reimbursement(g)                                    0.20%
Portfolio turnover rate(e)                                    3%
Net assets, end of period (000's)                 $       5,148

_________________________________
(a) Class A shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.17.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                   PERIOD ENDED
                                                     APRIL 30,
CLASS B SHARES                                       2003 (a)
                                                  -------------
Net Asset Value, Beginning of Period              $       10.98
                                                  -------------
Income from Investment Operations:
Net investment income(b)                                   0.14
Net realized and unrealized gain on investments            0.14
                                                  -------------
  Total from Investment Operations                         0.28
                                                  -------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.14)
                                                  -------------
Net Asset Value, End of Period                    $       11.12
                                                  =============
Total return(c)(d)(e)                                      2.54%
                                                  =============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                             1.78%
Net investment income(f)(g)                                2.44%
Waiver/reimbursement(g)                                    0.20%
Portfolio turnover rate(e)                                    3%
Net assets, end of period (000's)                 $       2,874

__________________________________
(a) Class B shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.13.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                   PERIOD ENDED
                                                     APRIL 30,
CLASS C SHARES                                       2003 (a)
                                                  -------------
Net Asset Value, Beginning of Period              $       10.98
                                                  -------------
Income from Investment Operations:
Net investment income(b)                                   0.16
Net realized and unrealized gain on investments            0.14
                                                  -------------
  Total from Investment Operations                         0.30
                                                  -------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.16)
                                                  -------------
Net Asset Value, End of Period                    $       11.12
                                                  =============
Total return(c)(d)(e)                                      2.72%
                                                  =============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                             1.43%
Net investment income(f)(g)                                2.84%
Waiver/reimbursement(g)                                    0.55%
Portfolio turnover rate(e)                                    3%
Net assets, end of period (000's)                 $       8,284

_________________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.15.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                   (UNAUDITED)
                                                    SIX MONTHS
                                                      ENDED              YEAR ENDED          PERIOD ENDED
                                                    APRIL 30,            OCTOBER 31,          OCTOBER 31,
CLASS G SHARES                                       2003 (a)               2002               2001 (b)
                                                  -------------        -------------        -------------
Net Asset Value, Beginning of Period              $       10.98        $       10.92        $       10.69
                                                  -------------        -------------        -------------
Income from Investment Operations:

Net investment income(c)                                   0.16                 0.34(d)              0.23
Net realized and unrealized gain on investments            0.14                 0.06(d)              0.23
                                                  -------------        -------------        -------------
  Total from Investment Operations                         0.30                 0.40                 0.46
                                                  -------------        -------------        -------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.16)               (0.34)               (0.23)
                                                  -------------        -------------        -------------
Net Asset Value, End of Period                    $       11.12        $       10.98        $       10.92
                                                  =============        =============        =============
Total return(e)(f)                                         2.81%(g)             3.79%                4.33%(g)
                                                  =============        =============        =============
Ratios to Average Net Assets/Supplemental Data:
Expenses(h)                                                1.58%(i)             1.56%                1.69%(i)
Net investment income(h)                                   3.01%(i)             3.21%(d)             3.21%(i)
Waiver/reimbursement                                       0.20%(i)             0.21%                0.19%(i)
Portfolio turnover rate                                       3%(g)                3%                  36%
Net assets, end of period (000's)                 $         382        $         138        $          46


_______________________________
(a) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail B shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class G shares.
(b)  The Fund began issuing Retail B shares on March 1, 2001.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the year ended October 31, 2002 and the period ended October 31, 2001 was $0.15, $0.32 and $0.22 , respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                       See Notes to Financial Statements.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                    (UNAUDITED)
                                                    SIX MONTHS                    YEAR ENDED
                                                      ENDED                       OCTOBER 31,                PERIOD ENDED
                                                     APRIL 30,         ----------------------------------     OCTOBER 31,
CLASS T SHARES                                       2003 (a)               2002                2001           2000 (b)
                                                  -------------        -------------       --------------    ------------
Net Asset Value, Beginning of Period              $       10.98        $       10.92       $        10.41    $      10.22
                                                  -------------        -------------       --------------    ------------
Income from Investment Operations:

Net investment income(c)                                   0.20                 0.42(d)              0.43            0.15(e)
Net realized and unrealized gain on investments            0.14                 0.06(d)              0.50            0.19
                                                  -------------        -------------       --------------    ------------
   Total from Investment Operations                        0.34                 0.48                 0.93            0.34
                                                  -------------        -------------       --------------    ------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.20)               (0.42)               (0.42)          (0.15)
                                                  -------------        -------------       --------------    ------------
Net Asset Value, End of Period                    $       11.12        $       10.98       $        10.92    $      10.41
                                                  =============        =============       ==============    ============
Total return(f)(g)                                         3.17%(h)             4.51%                9.10%           3.23%(h)
                                                  =============        =============       ==============    ============
Ratios to Average Net Assets/Supplemental Data:
Expenses(i)                                                0.89%(j)             0.87%                0.93%           0.95%(j)
Net investment income(i)                                   3.72%(j)             3.90%(d)             3.97%           4.20%(j)
Waiver/reimbursement                                       0.20%(j)             0.21%                0.19%           0.42%(j)
Portfolio turnover rate                                       3%(h)                3%                  36%             30%
Net assets, end of period (000's)                 $      40,841        $      22,027       $       27,691    $         66


______________________________
(a) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail A shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class T shares.
(b)  The Fund began issuing Retail A shares on June 26, 2000.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001 and the period ended October 31, 2000 was $0.19, $0.39, $0.41 and $0.14(e), respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(e)  Per share data was calculated using weighted average shares outstanding.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                          (UNAUDITED)
                          SIX MONTHS                     YEAR ENDED                                    YEAR ENDED
                            ENDED                        OCTOBER 31,                                     MAY 31,
                                           ------------------------------------      ------------------------------------------
                           APRIL 30,
CLASS Z SHARES             2003 (a)           2002         2001       2000 (b)           2000           1999           1998
                         ------------      --------      --------   -----------       -----------   -------------   ------------

Net Asset Value,
Beginning of
Period                   $      10.98      $  10.92      $  10.41   $     10.00       $     10.67   $       10.81   $      10.38
                         ------------      --------      --------   -----------       -----------   -------------   ------------
Income from
Investment
Operations:
Net investment
income(c)                        0.21          0.44(d)       0.44          0.19(e)           0.46            0.48           0.50
Net realized and
unrealized gain
(loss)
on investments                   0.14          0.06(d)       0.51          0.41             (0.62)          (0.08)          0.45
                         ------------      --------      --------   -----------       -----------   -------------   ------------
 Total from
   Investment
    Operations                   0.35          0.50          0.95          0.60             (0.16)           0.40           0.95
                         ------------      --------      --------   -----------       -----------   -------------   ------------
Less Distributions
 Declared to
 Shareholders:
From net
investment income               (0.21)        (0.44)        (0.44)        (0.19)            (0.46)          (0.48)         (0.50)
From net
realized gains                     --            --            --            --             (0.05)          (0.06)         (0.02)
                         ------------      --------      --------   -----------       -----------   -------------   ------------
 Total
   Distributions
     Declared
      to Shareholders           (0.21)        (0.44)        (0.44)        (0.19)            (0.51)          (0.54)         (0.52)
                         ------------      --------      --------   -----------       -----------   -------------   ------------
Net Asset Value,
End of Period            $      11.12      $  10.98      $  10.92   $     10.41       $     10.00   $       10.67   $      10.81
                         ============      ========      ========   ===========       ===========   =============   ============
Total
return(f)(g)                     3.24%(h)      4.67%         9.32%         6.01%(h)         (1.45)%          3.72%          9.29%
                         ============      ========      ========   ===========       ===========   =============   ============
Ratios to Average
Net Assets/
Supplemental Data:
Expenses(i)                      0.71%(j)      0.72%         0.76%         0.78%(j)          0.80%           0.80%          0.80%
Net investment
income(i)                        3.89%(j)      4.05%(d)      4.14%         4.37%(j)          4.52%           4.37%          4.66%
Waiver/
reimbursement                    0.20%(j)      0.20%         0.17%         0.16%(j)          0.32%           0.32%          0.34%
Portfolio turnover
rate                                3%(h)         3%           36%           30%(h)            30%             19%            17%
Net assets,
end of period
(000's)                  $    148,536      $104,727      $113,952   $   121,974       $   148,902   $     187,725   $   142,107


_________________________________________________
(a)  On November 18, 2002, Galaxy Connecticut Intermediate Municipal Bond
     Fund, Trust shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class Z shares.
(b) The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26,
      2000,the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy.Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Boston 1784 who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001 and the period ended October 31, 2000 was $0.20, $0.42, $0.42 and $0.18(e), respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(e)  Per share data was calculated using weighted average shares outstanding.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

                LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                               PERIOD ENDED
                                                 APRIL 30,
CLASS A SHARES                                   2003 (a)
                                               ------------
Net Asset Value, Beginning of Period           $      10.43
                                               ------------
Income from Investment Operations:
Net investment income(b)                               0.16
Net realized and unrealized gain on investments        0.13
                                               ------------
  Total from Investment Operations                     0.29
                                               ------------
Less Distributions Declared to Shareholders:
From net investment income                            (0.16)
                                               ------------
Net Asset Value, End of Period                 $      10.56
                                               ============
Total return(c)(d)(e)                                  2.79%
                                               ============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.06%
Net investment income(f)(g)                            3.27%
Waiver/reimbursement(g)                                0.20%
Portfolio turnover rate(e)                                9%
Net assets, end of period (000's)              $        392

_______________________________
(a) Class A shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.15.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                               PERIOD ENDED
                                                 APRIL 30,
CLASS B SHARES                                   2003 (a)
                                               -----------
Net Asset Value,  Beginning of Period          $     10.43
                                               -----------
Income from Investment Operations:

Net investment income(b)                              0.13
Net realized and unrealized gain on
 investments                                          0.13
                                               -----------
Total from Investment  Operations                     0.26
                                               -----------
Less Distributions Declared
 to Shareholders:

From net investment income                           (0.13)
                                               -----------
Net Asset Value, End of Period                 $     10.56
                                               ===========


Total return(c)(d)(e)                                 2.46%
                                               ===========

Ratios to Average Net
 Assets/Supplemental Data:

Expenses(f)(g)                                        1.80%
Net investment income(f)(g)                           2.34%
Waiver/reimbursement(g)                               0.20%
Portfolio turnover rate(e)                               9%
Net assets, end of period (000's)              $       129

__________________________
(a) Class B shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.12.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                               PERIOD ENDED
                                                 APRIL 30,
CLASS C SHARES                                   2003 (a)
                                               ------------
Net Asset Value, Beginning of Period           $      10.43
                                               ------------
Income from Investment Operations:
Net investment income(b)                               0.14
Net realized and unrealized
 gain on investments                                   0.13
                                               ------------
   Total from Investment  Operations                   0.27
                                               ------------
Less Distributions Declared to Shareholders:
From net investment income                            (0.14)
                                               ------------
Net Asset Value, End of Period                 $      10.56
                                               ============
Total return(c)(d)(e)                                  2.66%
                                               ============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.45%
Net investment income(f)(g)                            2.80%
Waiver/reimbursement(g)                                0.55%
Portfolio turnover rate(e)                                9%
Net assets, end of period (000's)              $         87

_______________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.13.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.



                           (UNAUDITED)
                            SIX MONTHS                       YEAR ENDED                          YEAR ENDED          PERIOD
                             ENDED                           OCTOBER 31,                           MAY 31,            ENDED
                            APRIL 30,        -------------------------------------       ------------------------    MAY 31,
CLASS Z SHARES              2003 (a)           2002             2001      2000 (b)          2000          1999       1998(c)
                           -----------       ---------       -----------  --------       ----------   -----------   ----------
Net Asset Value,
 Beginning of Period       $     10.43       $   10.33       $      9.87  $   9.51       $    10.12   $     10.30   $    10.00
                           -----------       ---------       -----------  --------       ----------   -----------   ----------

Income from
 Investment Operations:
Net investment
 income(d)                        0.19            0.39(e)           0.41      0.17             0.43          0.44         0.43
Net realized and
 unrealized gain (loss)
   on investments                 0.13            0.10(e)           0.46      0.36            (0.61)        (0.04)        0.32
                           -----------       ---------       -----------  --------       ----------   -----------   ----------
   Total from Investment
    Operations                    0.32            0.49              0.87      0.53            (0.18)         0.40         0.75
                           -----------       ---------       -----------  --------       ----------   -----------   ----------
Less Distributions
 Declared to Shareholders:
From net investment income       (0.19)          (0.39)            (0.41)    (0.17)           (0.43)        (0.44)       (0.43)
From realized gains                 --             --                 --        --               --         (0.14)       (0.02)
                           -----------       ---------       -----------  --------       ----------   -----------   ----------
   Total Distributions
      Declared
       to Shareholders           (0.19)          (0.39)            (0.41)    (0.17)           (0.43)        (0.58)       (0.45)
                           -----------       ---------       -----------  --------       ----------   -----------   ----------
Net Asset Value,
 End of Period             $     10.56       $   10.43       $     10.33  $   9.87       $     9.51   $     10.12   $    10.30
                           ===========       =========       ===========  ========       ==========   ===========   ==========
Total return(f)(g)                3.05%(h)        4.84%             8.92%     5.62%(h)        (1.76)%        3.88%        7.63%(h)
                           ===========       =========       ===========  ========       ==========   ===========   ==========
Ratios to Average
 Net Assets/Supplemental
  Data:
Expenses(i)                       0.81%(j)        0.72%             0.78%     0.79%(j)         0.80%         0.80%        0.80%(j)
Net investment income(i)          3.57%(j)        3.77%(e)          4.00%     4.22%(j)         4.44%         4.25%        4.59%(j)
Waiver/reimbursement              0.20%(j)        0.21%             0.19%     0.22%(j)         0.35%         0.34%        0.39%(j)
Portfolio turnover rate              9%(h)          17%               48%       23%(h)           28%           11%          21%(h)
Net assets, end of
 period (000's)            $    79,816       $  77,914       $    71,355  $ 61,773       $   61,154   $    68,796   $   51,793


_______________________________
(a) On November 18, 2002, the Galaxy Florida Municipal Bond Fund, Trust sh ares were redesignated Liberty Florida Intermediate Municipal Bond Fund, Class
     Z shares.
(b) The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Boston 1784 Fund) of the Boston 1784 Funds. On June 26, 2000, the Predcessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares of the Fund.
(c)  Period from commencement of operations.
(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001 and the period ended October 31, 2000, was $0.18, $0.36, $0.39 and $0.16, respectively.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.00%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

                   LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                 PERIOD ENDED
                                                   APRIL 30,
CLASS A SHARES                                     2003 (a)
                                                 -----------
Net Asset Value, Beginning of Period             $     10.54
                                                 -----------
Income from Investment Operations:
Net investment income(b)(c)                             0.17
Net realized and unrealized gain on investments         0.24
                                                 -----------
  Total from Investment Operations                      0.41
                                                 -----------
Less Distributions Declared to Shareholders:
From net investment income                             (0.17)
                                                 -----------
Net Asset Value, End of Period                   $     10.78
                                                 ===========
Total return(d)(e)(f)                                   3.86%
                                                 ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(g)(h)                                          0.91%
Net investment income(g)(h)                             3.67%
Waiver/reimbursement(h)                                 0.21%
Portfolio turnover rate(f)                                19%
Net assets, end of period (000's)                $    18,824

_____________________________
(a) Class A shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.16(c).
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  PERIOD ENDED
                                                   APRIL 30,
CLASS B SHARES                                     2003 (a)
                                                 -----------
Net Asset Value, Beginning of Period             $     10.54
                                                 -----------
Income from Investment Operations:
Net investment income(b)(c)                             0.14
Net realized and unrealized gain on investments         0.24
                                                 -----------
  Total from Investment Operations                      0.38
                                                 -----------
Less Distributions Declared to Shareholders:

From net investment income                             (0.14)
Net Asset Value, End of Period                   $     10.78
                                                 ===========
Total return(d)(e)(f)                                   3.58%
                                                 ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(g)(h)                                          1.54%
Net investment income(g)(h)                             3.06%
Waiver/reimbursement(h)                                 0.24%
Portfolio turnover rate(f)                                19%
Net assets, end of period (000's)                $     3,247

________________________________
(a) Class B shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.13(c).
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 PERIOD ENDED
                                                  APRIL 30,
CLASS C SHARES                                    2003 (a)
                                                ------------
Net Asset Value, Beginning of Period            $      10.54
                                                ------------
Income from Investment Operations:
Net investment income(b)(c)                             0.16
Net realized and unrealized gain on investments         0.24
                                                ------------
  Total from Investment Operations                      0.40
                                                ------------
Less Distributions Declared to Shareholders:
From net investment income                             (0.16)
                                                ------------
Net Asset Value, End of Period                  $      10.78
                                                ============
Total return(d)(e)(f)                                   3.77%
                                                ============
Ratios to Average Net Assets/Supplemental Data:

Expenses(g)(h)                                          1.11%
Net investment income(g)(h)                             3.48%
Waiver/reimbursement(h)                                 0.67%
Portfolio turnover rate(f)                                19%
Net assets, end of period (000's)               $      1,100

_________________________________
(a) Class C shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.13(c).
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                    (UNAUDITED)
                                    SIX MONTHS              YEAR                  PERIOD
                                       ENDED                ENDED                  ENDED
                                     APRIL 30,           OCTOBER 31,            OCTOBER 31,
CLASS G SHARES                       2003 (a)               2002                  2001 (b)
                                   --------------       -------------          --------------
Net Asset Value, Beginning
 of Period                         $       10.61        $       10.50          $        10.26
                                   -------------        -------------          --------------
Income from Investment Operations:
Net investment income(c)                    0.17(d)              0.30(e)(f)              0.22
Net realized and unrealized
 gain on investments                        0.16                 0.09(f)                 0.23
                                   -------------        -------------          --------------
   Total from Investment Operations         0.33                 0.39                    0.45
                                   -------------        -------------          --------------
Less Distributions Declared
 to Shareholders:
From net investment income                 (0.16)               (0.28)                  (0.21)
                                   -------------        -------------          --------------
Net Asset Value, End of  Period    $       10.78        $       10.61          $        10.50
                                   =============        =============          ==============

Total return(g)(h)                          3.17%(i)             3.77%                   4.41%(i)
                                   =============        =============          ==============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(j)                                 1.48%(k)             1.53%                   1.66%(k)
Net investment income(j)                    3.13%(k)             2.80%(f)                3.12%(k)
Waiver/reimbursement                        0.21%(k)             0.29%                   1.27%(k)
Portfolio turnover rate                       19%(i)               60%                     88%
Net assets, end of period (000's)  $       2,561        $         227          $            6


_____________________________________
(a) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail B shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class G shares.
(b)  The Fund began issuing Retail B Shares on March 1, 2001.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the year ended October 31, 2002 and the period ended October 31, 2001, was $0.16(d), $0.27(e) and $0.13, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Per share data was calculated using weighted average shares outstanding.
(f) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.
(g) Total return at net asset value assuming all distributions are reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                    (UNAUDITED)
                                    SIX MONTHS                       YEAR ENDED
                                       ENDED                         OCTOBER 31,                   PERIOD ENDED
                                     APRIL 30,          -------------------------------------       OCTOBER 31,
CLASS T SHARES                        2003 (a)              2002                     2001            2000 (b)
                                   -------------        -------------          --------------     --------------

Net Asset Value,  Beginning of
 Period                            $       10.61        $       10.50          $        10.01     $         9.82
                                   -------------        -------------          --------------     --------------
Income from Investment Operations:

Net investment income(c)                    0.20(d)              0.36(e)(f)              0.40               0.15(e)
Net realized and unrealized                 0.16                 0.11(f)                 0.49               0.19
 gain on investments               -------------        -------------          --------------     --------------

   Total from Investment Operations         0.36                 0.47                    0.89               0.34
                                   -------------        -------------          --------------     --------------
Less Distributions Declared
 to Shareholders:
From net investment income                 (0.19)               (0.36)                  (0.40)             (0.15)
                                   -------------        -------------          --------------     --------------
Net Asset Value, End of  Period    $       10.78        $       10.61          $        10.50     $        10.01
                                   =============        =============          ==============     ==============
Total return(g)(h)                          3.44%(i)             4.59%                   9.02%              3.24%(i)
                                   =============        =============          ==============     ==============
Ratios to Average Net
 Assets/Supplemental Data:

Expenses(j)                                 0.84%(k)             0.86%                   0.91%              0.94%(k)
Net investment income(j)                    3.77%(k)             3.47%(f)                3.89%              4.21%(k)
Waiver/reimbursement                        0.21%(k)             0.20%                   0.18%              0.75%(k)
Portfolio turnover rate                       19%(i)               60%                     88%                38%(i)
Net assets, end of period (000's)  $      26,677        $      11,947          $       13,746     $            1


_________________________________________
(a) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail A shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class T shares.
(b)  The Fund began issuing Retail A shares on June 26, 2000.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001, and the period ended October 31, 2000, was $0.19(d), $0.34(e), $0.38 and
     $0.13(e), respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Per share data was calculated using weighted average shares outstanding.
(f) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.
(g) Total return at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                (UNAUDITED)
                                SIX MONTHS                  YEAR ENDED           PERIOD                       YEAR ENDED
                                   ENDED                    OCTOBER 31,           ENDED                         MAY 31,
                                 APRIL 30,        ---------------------------   OCTOBER 31,       ---------------------------------
CLASS Z SHARES                   2003 (a)            2002              2001      2000 (b)           2000         1999       1998
                               ------------       ----------        ---------  ------------       ---------   ----------  ---------
Net Asset Value, Beginning
 of Period                     $      10.61       $    10.50        $   10.01  $       9.60       $   10.33   $    10.52  $   10.18
                               ------------       ----------        ---------  ------------       ---------   ----------  ---------
Income from Investment
 Operations:
Net investment income(c)               0.21(d)          0.38(e)(f)       0.42          0.18(e)         0.44         0.45       0.48
Net realized and unrealized
 gain (loss) on investments            0.16             0.11(f)          0.49          0.41           (0.62)       (0.01)      0.44
                               ------------       ----------        ---------  ------------       ---------   ----------  ---------
  Total from Investment
   Operations                          0.37             0.49             0.91          0.59           (0.18)        0.44       0.92
                               ------------       ----------        ---------  ------------       ---------   ----------  ---------
Less Distributions Declared to
 Shareholders:
From net investment income            (0.20)           (0.38)           (0.42)        (0.18)          (0.44)       (0.45)     (0.48)
From net realized gains                  --               --               --            --           (0.11)       (0.18)     (0.10)
                               ------------       ----------        ---------  ------------       ---------   ----------  ---------
  Total Distributions Declared
   to Shareholders                    (0.20)           (0.38)           (0.42)        (0.18)          (0.55)       (0.63)     (0.58)
                               ------------       ----------        ---------  -----------        ---------   ----------  ---------
Net Asset Value, End of Period $      10.78       $    10.61        $   10.50  $      10.01       $    9.60   $     10.33 $   10.52
                               ============       ==========        =========  ============       =========   ==========  =========
Total Return(g)(h)                     3.48%(i)         4.77%            9.23%         6.18%(i)       (1.70)%       4.24%      9.24%
                               ============       ==========        =========  ============       =========   ==========  =========
Ratios to Average Net
Assets/Supplemental Data:
 Expenses(j)                           0.65%(k)         0.69%            0.74%         0.77%(k)        0.80%        0.80%      0.80%
Net investment income(j)               3.94%(k)         3.64%(f)         4.06%         4.38%(k)        4.50%        4.31%      4.62%
 Waiver/reimbursement                  0.21%(k)         0.20%            0.15%         0.14%(k)        0.31%        0.31%      0.32%
Portfolio turnover rate                  19%(i)           60%              88%           38%(i)          48%          69%        34%
Net assets, end of period
 (000's)                       $    547,021       $  258,982        $ 252,076  $    261,938       $ 296,711   $  356,995  $ 303,578


______________________________________
(a)  On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund,
     Trust shares were redesignated Liberty Intermediate Tax-Exempt Bond
     Fund, Class Z shares.
(b) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, cus- tody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001 and the period ended October 31, 2000, was $0.2o(d), $0.36(e), $0.41 and
     $0.18(e), respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Per share data was calculated using weighted average shares outstanding.
(f) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.
(g) Total return at net asset value assuming all distributions are reinvested.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.


                       See Notes to Financial Statements.

             LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)
                                                  PERIOD ENDED
                                                    APRIL 30,
CLASS A SHARES                                      2003 (a)
                                                  -----------
Net Asset Value, Beginning of Period              $     10.72
                                                  -----------
Income from Investment Operations:
Net investment income(b)                                 0.15
Net realized and unrealized gain on investments          0.21
                                                  -----------
  Total from Investment Operations                       0.36
                                                  -----------
Less Distributions Declared to Shareholders:
From net investment income                              (0.15)
                                                  -----------
Net Asset Value, End of Period                    $     10.93
                                                  ===========
Total return(c)(d)(e)                                    3.39%
                                                  ===========
Ratios to Average Net Assets/Supplemental Data:

Expenses(f)(g)                                           0.95%
Net investment income(f)(g)                              2.80%
Waiver/reimbursement(g)                                  0.20%
Portfolio turnover rate(e)                                 11%
Net assets, end of period (000's)                 $     2,990

__________________________________
(a) Class A shares were initially offered on December 9, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.15.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  PERIOD ENDED
                                                    APRIL 30,
CLASS B SHARES                                      2003 (a)
                                                  -----------
  Net Asset Value, Beginning of Period            $     10.72
                                                  -----------
Income from Investment Operations:
Net investment income(b)                                 0.12
Net realized and unrealized                              0.21
 gain on investments                              -----------
  Total from Investment Operations                       0.33
                                                  -----------
Less Distributions Declared to Shareholders:
From net investment income                              (0.12)
                                                  -----------
Net Asset Value, End of Period                    $     10.93
                                                  ===========
Total return(c)(d)(e)                                    3.08%
                                                  ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                           1.69%
Net investment income(f)(g)                              2.17%
Waiver/reimbursement(g)                                  0.20%
Portfolio turnover rate(e)                                 11%
Net assets, end of period (000's)                 $     2,000

_________________________________
(a) Class B shares were initially offered on December 9, Per share data reflects activity from that date. 2002.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.12.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)
                                                  PERIOD ENDED
                                                   APRIL 30,
CLASS C SHARES                                     2003 (a)
                                                  -----------
Net Asset Value, Beginning of Period              $     10.72
                                                  -----------
Income from Investment Operations:
Net investment income(b)                                 0.13
Net realized and unrealized gain on investments          0.21
                                                  -----------
  Total from Investment Operations                       0.34
                                                  -----------
Less Distributions Declared to Shareholders:
From net investment income                              (0.13)
                                                  -----------
Net Asset Value, End of Period                    $     10.93
                                                  ===========
Total return(c)(d)(e)                                    3.23%
                                                  ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                           1.35%
Net investment income(f)(g)                              2.45%
Waiver/reimbursement(g)                                  0.55%
Portfolio turnover rate(e)                                 11%
Net assets, end of period (000's)                 $     4,886

________________________________________
(a) Class C shares were initially offered on December 9, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.13.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                   (UNAUDITED)
                                   SIX MONTHS               YEAR                  PERIOD
                                      ENDED                 ENDED                  ENDED
                                    APRIL 30,            OCTOBER 31,            OCTOBER 31,
CLASS G SHARES                       2003 (a)               2002                  2001 (b)
                                  --------------        ------------           -------------
Net Asset Value, Beginning of
 Period                           $        10.76        $      10.67           $       10.44
                                  --------------        ------------           -------------
Income from Investment Operations:
Net investment income(c)                    0.16                0.33(d)(e)              0.22
Net realized and unrealized
 gain on investments                        0.17                0.09(e)                 0.23
                                  --------------        ------------           -------------
  Total from Investment Operations          0.33                0.42                    0.45
                                  --------------        ------------           -------------
Less Distributions Declared
 to Shareholders:
From net investment income                 (0.16)              (0.33)                  (0.22)
                                  --------------        ------------           -------------
Net Asset Value, End of Period    $        10.93        $      10.76           $       10.67
                                  ==============        ============           =============
Total return(f)(g)                          3.09%(h)            3.97%                   4.41%(h)
                                  ==============        ============           =============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(i)                                 1.51%(j)            1.52%                   1.56%(j)
Net investment income(i)                    2.99%(j)            3.06%(e)                3.33%(j)
Waiver/reimbursement                        0.20%(j)            0.20%                   0.18%(j)
Portfolio turnover rate                       11%(h)               6%                     54%
Net assets, end of period (000's) $        1,627        $      1,176           $         653


____________________________________
(a) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail B shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class G shares.
(b)  The Fund began issuing Retail B Shares on March 1, 2001.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the year ended October 31, 2002 and the period ended October 31, 2001, was $0.15, $0.30(d) and $0.21, respectively.
(d)  Per share data was calculated using weighted average shares outstanding.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.00%, respectively.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Total return at net asset value assuming all distributions are reinvested and no contingent deferred sales charge.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                    (UNAUDITED)
                                    SIX MONTHS                      YEAR ENDED                      PERIOD
                                      ENDED                         OCTOBER 31,                     ENDED
                                     APRIL 30,          ----------------------------------         OCTOBER 31,
CLASS T SHARES                       2003 (a)              2002                  2001               2000 (b)
                                   -------------        ------------          ------------        ------------
Net Asset Value, Beginning of
 Period                            $       10.76        $      10.67          $      10.18        $      10.00
                                   -------------        ------------          ------------        ------------
Income from Investment Operations:
Net investment income(c)                    0.20                0.40(d)(e)            0.42                0.15(d)
Net realized and unrealized                 0.17                0.09(e)               0.49                0.18
 gain on investments               -------------        ------------          ------------        ------------
  Total from Investment Operations          0.37                0.49                  0.91                0.33
                                   -------------        ------------          ------------        ------------
Less Distributions Declared
 to Shareholders:
From net investment income                 (0.20)              (0.40)                (0.42)              (0.15)
                                   -------------        ------------          ------------        ------------
Net Asset Value, End of Period     $       10.93        $      10.76          $      10.67        $      10.18
                                   =============        ============          ============        ============
Total return(f)(g)                          3.43%(h)            4.67%                9.05%                3.36%(h)
                                   =============        ============          ============        ============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(i)                                 0.84%(j)            0.85%                 0.91%               0.93%(j)
Net investment income(i)                    3.67%(j)            3.73%(e)              3.98%               4.20%(j)
Waiver/reimbursement                        0.20%(j)            0.20%                 0.18%               0.16%(j)
Portfolio turnover rate                       11%(h)               6%                   54%                 20%(h)
Net assets, end of period (000's)  $      84,969        $     72,454          $     57,071        $      1,345


________________________________________
(a) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail A shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class T shares.
(b)  The Fund began issuing Retail A Shares on June 26, 2000.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001 and the period ended October 31, 2000, was $0.19, $0.37(d), $0.40 and $0.15(d),
     respectively.
(d)  Per share data was calculated using weighted average shares outstanding.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.00%, respectively.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Total return at net asset value assuming all distibutions are reinvested and no initial sales charge or contingent deferred sales charge.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                        (UNAUDITED)
                        SIX MONTHS                YEAR ENDED            PERIOD                         YEAR ENDED
                          ENDED                   OCTOBER 31,            ENDED                           MAY 31,
                         APRIL 30,        ---------------------------  OCTOBER 31,       -------------------------------------
CLASS Z SHARES           2003 (a)           2002              2001      2000 (b)            2000         1999          1998
                       ------------       ---------         ---------  -----------       ---------    ---------    -----------
Net Asset Value,
 Beginning of Period   $      10.76       $   10.67         $   10.18  $      9.78       $   10.39    $   10.42    $     10.01
                       ------------       ---------         ---------  -----------       ---------    ---------    -----------
Income from Investment
 Operations:
Net investment
 income(c)                     0.21            0.41(d)(e)        0.43         0.18(d)         0.45         0.45           0.47
Net realized and
 unrealized gain (loss)
  on investments               0.17            0.09(e)           0.49         0.40           (0.61)       (0.03)          0.41
                       ------------       ---------         ---------  -----------       ---------    ---------    -----------
  Total from Investment
   Operations                  0.38            0.50              0.92         0.58           (0.16)        0.42           0.88
                       ------------       ---------         ---------  -----------       ---------    ---------    -----------
Less Distributions
 Declared to
  Shareholders:
From net investment
 income                       (0.21)          (0.41)            (0.43)       (0.18)          (0.45)       (0.45)         (0.47)
                       ------------       ---------         ---------  -----------       ---------    ---------    -----------
Net Asset Value,
 End of Period         $      10.93       $   10.76         $   10.67  $     10.18       $    9.78    $   10.39    $     10.42
                       ============       =========         =========  ===========       =========    =========    ===========

Total return(f)(g)             3.52%(h)        4.84%             9.24%        5.99%(h)       (1.51)%       4.10%          8.91%
                       ============       =========         =========  ===========       =========    =========    ===========
Ratios to Average Net
 Assets/Supplemental
  Data:
Expenses(i)                    0.67%(j)        0.68%             0.74%        0.77%(j)        0.80%        0.80%          0.80%
Net investment
 income(i)                     3.82%(j)        3.90%(e)          4.15%        4.36%(j)        4.52%        4.32%          4.54%
Waiver/reimbursement           0.20%(j)        0.21%             0.16%        0.15%(j)        0.32%        0.32%          0.34%
Portfolio turnover
 rate                            11%(h)           6%               54%          20%(h)          11%           9%             6%
Net assets, end of
 period (000's)        $    310,318       $ 220,042         $ 191,129  $   176,306       $ 231,140    $ 267,871    $   206,137


___________________________________
(a)  On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal
     Bond Fund, Trust shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class Z shares.
(b) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the fund. On June 26, 2001, BKB Shares converted into Retail A Shares.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001 and the period ended October 31, 2000, was $0.20, $0.39(d), $0.42 and $0.18(d),
     respectively.
(d)  Per share data was calculated using weighted average shares outstanding.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Total return at net asset value assuming all distibutions are reinvested.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

              LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 PERIOD ENDED
                                                  APRIL 30,
CLASS A SHARES                                    2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     10.46
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.15
Net realized and unrealized gain on investments        0.21
                                                -----------
  Total from Investment Operations                     0.36
                                                -----------
Less Distributions Declared to Shareholders:
From net investment income                            (0.15)
From net realized gains                               (0.08)
                                                -----------
  Total Distributions Declared to Shareholders        (0.23)
                                                -----------
Net Asset Value, End of Period                  $     10.59
                                                ===========

Total return(c)(d)(e)                                  3.48%
                                                ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.11%
Net investment income(f)(g)                            2.73%
Waiver/reimbursement(g)                                0.20%
Portfolio turnover rate(e)                                6%
Net assets, end of period (000's)               $     1,047

_________________________________
(a) Class A shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.15.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                PERIOD ENDED
                                                  APRIL 30,
CLASS B SHARES                                    2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     10.46
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.12
Net realized and unrealized gain on investments        0.21
                                                -----------
   Total from Investment Operations                    0.33
                                                -----------
Less Distributions Declared to Shareholders:
From net investment income                            (0.12)
From net realized gains                               (0.08)
                                                -----------
   Total Distributions Declared to Shareholders       (0.20)
                                                -----------
Net Asset Value, End of Period                  $     10.59
                                                ===========
Total return(c)(d)(e)                                  3.11%
                                                ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.88%
Net investment income(f)(g)                            2.22%
Waiver/reimbursement(g)                                0.20%
Portfolio turnover rate(e)                                6%
Net assets, end of period (000's)               $       973

___________________________________
(a)  Class B shares were initially offered on November 18, 2002.
     Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.11.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                                PERIOD ENDED
                                                  APRIL 30,
CLASS C SHARES                                    2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     10.46
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.13
Net realized and unrealized gain on investments        0.21
                                                -----------
  Total from Investment Operations                     0.34
                                                -----------
Less Distributions Declared to Shareholders:

From net investment income                            (0.13)
From net realized gains                               (0.08)
                                                -----------
  Total Distributions Declared to Shareholders        (0.21)
                                                -----------
Net Asset Value, End of Period                  $     10.59
                                                ===========
Total return(c)(d)(e)                                 3.26%
                                                ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.53%
Net investment income(f)(g)                            2.51%
Waiver/reimbursement(g)                                0.55%
Portfolio turnover rate(e)                                6%
Net assets, end of period (000's)               $     2,417

__________________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.12.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                 (UNAUDITED)
                                                 SIX MONTHS                   YEAR ENDED
                                                   ENDED                      OCTOBER 31,
                                                  APRIL 30,          ------------------------------
CLASS G SHARES                                    2003 (a)              2002              2001 (b)
                                                -------------        ----------          ----------
Net Asset Value, Beginning of Period            $       10.47        $    10.41          $    10.16
                                                -------------        ----------          ----------
Income from Investment Operations:
Net investment income(c)                                 0.14              0.31(d)             0.22
Net realized and unrealized gain on investments          0.20              0.12(d)             0.24
                                                -------------        ----------          ----------
  Total from Investment Operations                       0.34              0.43                0.46
                                                -------------        ----------          ----------
Less Distributions Declared to Shareholders:
From net investment income                              (0.14)            (0.31)              (0.21)
From net realized gains                                 (0.08)            (0.06)                 --
                                                -------------        ----------          ----------
  Total Distributions Declared to Shareholders          (0.22)            (0.37)              (0.21)
                                                -------------        ----------          ----------
Net Asset Value, End of Period                  $       10.59        $    10.47          $    10.41
                                                =============        ==========          ==========

Total return(e)(f)                                       3.27%(g)          4.22%               4.61%(g)
                                                =============        ==========          ==========

Ratios to Average Net Assets/Supplemental Data:
Expenses(h)                                              1.60%(i)          1.62%               1.73%(i)
Net investment income(h)                                 2.62%(i)          3.06%(d)            3.03%(i)
Waiver/reimbursement                                     0.26%(i)          0.21%               0.33%(i)
Portfolio turnover rate                                     6%(g)            23%                 61%
Net assets, end of period (000's)               $         204        $      309          $       14


___________________________________
(a) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Retail B shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class G shares.
(b)  The Fund began issuing Retail B shares on March 1, 2001.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the year ended October 31, 2002 and the period ended October 31, 2001 was $0.13, $0.28 and $0.20, respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                            (UNAUDITED)
                             SIX MONTHS
                               ENDED                             YEAR ENDED OCTOBER 31,                 PERIOD ENDED
                              APRIL 30,        ----------------------------------------------------      OCTOBER 31,
CLASS T SHARES                2003 (a)            2002             2001         2000        1999          1998 (b)
                            ----------        ---------       -----------   ---------   ----------    -------------
Net Asset Value,
 Beginning of Period        $    10.47         $   10.41       $      9.88   $    9.56   $    10.24    $       10.00
                            ----------         ---------       -----------   ---------   ----------    -------------
Income from Investment
 Operations:
Net investment income(c)          0.17              0.39(d)           0.39        0.40         0.36             0.20
Net realized and unrealized
 gain (loss) on investments       0.20              0.12(d)           0.53        0.31        (0.68)            0.24
                            ----------         ---------       -----------   ---------   ----------    -------------
  Total from Investment
   Operations                     0.37              0.51              0.92        0.71        (0.32)            0.44
                            ----------         ---------       -----------   ---------   ----------    -------------

Less Distributions Declared
 to Shareholders:
From net investment income       (0.17)            (0.39)            (0.39)      (0.39)       (0.36)           (0.20)
From net realized gains          (0.08)            (0.06)               --          --           --               --
                            ----------         ---------       -----------   ---------   ----------    -------------
  Total Distributions
   Declared to Shareholders      (0.25)            (0.45)            (0.39)      (0.39)       (0.36)           (0.20)
                            ----------         ---------       -----------   ---------   ----------    -------------
Net Asset Value, End of
 Period                     $    10.59         $   10.47       $     10.41   $    9.88   $     9.56    $       10.24
                            ==========         =========       ===========   =========   ==========    =============
Total Return(e)(f)                3.58%(g)          5.06%             9.52%       7.61%       (3.24)%           4.34%(g)
                            ==========         =========       ===========   =========   ==========    =============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       1.01%(i)          0.89%             0.90%       0.99%        1.11%            1.09%(i)
Net investment income(h)          3.31%(i)          3.79%(d)          3.86%       4.03%        3.56%            3.62%(i)
Waiver/reimbursement              0.20%(i)          0.21%             0.41%       1.03%        1.00%            2.56%(i)
Portfolio turnover rate              6%(g)            23%               61%         77%          41%              53%(g)
Net assets, end of period
 (000's)                    $    8,736         $  10,128       $    11,248   $   1,198   $    1,302    $         815


_______________________________
(a) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Retail A shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class T shares.
(b)  The Fund commenced operations on April 3, 1998.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001, 2000, 1999 and the period ended October 31, 1998 was $0.16, $0.37, $0.35, $0.30,
     $0.26 and $0.06, respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                            (UNAUDITED)
                            SIX MONTHS
                              ENDED                         YEAR ENDED OCTOBER 31,                     PERIOD ENDED
                             APRIL 30,         ----------------------------------------------------     OCTOBER 31,
CLASS Z SHARES               2003 (a)            2002             2001         2000         1999         1998 (b)
                            -----------        ---------       -----------   ---------   ----------    -------------
Net Asset Value,
 Beginning of Period        $     10.47        $   10.41       $      9.88   $    9.56   $    10.24    $       10.00
                            -----------        ---------       -----------   ---------   ----------    -------------
Income from Investment
 Operations:
Net investment income(c)           0.18             0.40(d)           0.41        0.40         0.38             0.21
Net realized and unrealized
 gain (loss) on investments        0.20             0.12(d)           0.53        0.32        (0.68)            0.24
                            -----------        ---------       -----------   ---------   ----------    -------------
  Total from Investment
   Operations                      0.38             0.52              0.94        0.72        (0.30)            0.45
                            -----------        ---------       -----------   ---------   ----------    -------------
Less Distributions Declared
 to Shareholders:
From net investment income        (0.18)           (0.40)            (0.41)      (0.40)       (0.38)           (0.21)
From net realized gains           (0.08)           (0.06)               --          --           --               --
                            -----------        ---------       -----------   ---------   ----------    -------------
  Total Distributions
   Declared to Shareholders       (0.26)           (0.46)            (0.41)      (0.40)       (0.38)           (0.21)
                            -----------        ---------       -----------   ---------   ----------    -------------
Net Asset Value, End of
 Period                     $     10.59        $   10.47       $     10.41   $    9.88   $     9.56    $       10.24
                            ===========        =========       ===========   =========   ==========    =============
Total Return(e)(f)                 3.67%(g)         5.20%             9.73%       7.74%       (3.06)%           4.48%(g)
                            ===========        =========       ===========   =========   ==========    =============

Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                        0.80%(i)         0.76%             0.70%       0.86%        0.92%            0.92%(i)
Net investment income(h)           3.53%(i)         3.92%(d)          4.06%       4.16%        3.76%            3.79%(i)
Waiver/reimbursement               0.20%(i)         0.21%             0.38%       0.78%        0.71%            1.15%(i)
Portfolio turnover rate               6%(g)           23%               61%         77%          41%              53%(g)
Net assets, end of period
 (000's)                    $    75,635        $  77,554       $    93,564   $  10,174   $    7,422    $       7,701


___________________________________
(a) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Trust shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class Z shares.
(b)  The Fund commenced operations on April 3, 1998.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001, 2000, 1999 and the period ended October 31, 1998 was $0.17, $0.38, $0.37, $0.32,
     $0.30 and $0.15, respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

               LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 PERIOD ENDED
                                                  APRIL 30,
CLASS A SHARES                                    2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     11.70
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.16
Net realized and unrealized gain on investments        0.29
                                                -----------
  Total from Investment Operations                     0.45
                                                -----------
Less Distributions Declared to Shareholders:
From net investment income                            (0.16)
From net realized gains                               (0.04)
                                                -----------
  Total Distributions Declared to Shareholders        (0.20)
                                                -----------
Net Asset Value, End of Period                  $     11.95
                                                ===========
Total return(c)(d)(e)                                  3.89%
                                                ===========

Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.11%
Net investment income(f)(g)                            2.81%
Waiver/reimbursement(g)                                0.20%
Portfolio turnover rate(e)                                7%
Net assets, end of period (000's)               $     4,554

____________________________
(a) Class A shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.15.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 PERIOD ENDED
                                                  APRIL 30,
CLASS B SHARES                                    2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     11.70
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.11
Net realized and unrealized gain on investments        0.29
                                                -----------
  Total from Investment Operations                     0.40
                                                -----------
Less Distributions Declared to Shareholders:
From net investment income                            (0.11)
From net realized gains                               (0.04)
                                                -----------
  Total Distributions Declared to Shareholders        (0.15)
                                                -----------
Net Asset Value, End of Period                  $     11.95
                                                ===========
Total return(c)(d)(e)                                  3.50%
                                                ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.89%
Net investment income(f)(g)                            2.13%
Waiver/reimbursement(g)                                0.20%
Portfolio turnover rate(e)                                7%
Net assets, end of period (000's)               $     1,194

________________________________
(a) Class B shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended
     April 30, 2003 was $0.11.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 PERIOD ENDED
                                                  APRIL 30,
CLASS C SHARES                                    2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     11.70
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.14
Net realized and unrealized gain on investments        0.29
                                                -----------
  Total from Investment Operations                     0.43
                                                -----------
Less Distributions Declared to Shareholders:
From net investment income                            (0.14)
From net realized gains                               (0.04)
                                                -----------

  Total Distributions Declared to Shareholders        (0.18)
                                                -----------
Net Asset Value, End of Period                  $     11.95
                                                ===========

Total return(c)(d)(e)                                  3.70%
                                                ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.54%
Net investment income(f)(g)                            2.36%
Waiver/reimbursement(g)                                0.55%
Portfolio turnover rate(e)                                7%
Net assets, end of period (000's)               $       871

________________________________
(a) Class C shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.13.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:




                               (UNAUDITED)
                                SIX MONTHS            EAR              PERIOD
                                  ENDED              ENDED              ENDED
                                 APRIL 30,         OCTOBER 31,        OCTOBER 31,
CLASS G SHARES                   2003 (a)             2002             2001 (b)
                               ------------       ------------       ------------
Net Asset Value,
 Beginning of Period           $      11.79       $      11.56       $      11.32
                               ------------       ------------       ------------
Income from Investment
 Operations:
Net investment income(c)               0.15               0.35(d)            0.26
Net realized and unrealized
 gain on investments                   0.20               0.23(d)            0.24
                               ------------       ------------       ------------
  Total from Investment
   Operations                          0.35               0.58               0.50
                               ------------       ------------       ------------
Less Distributions Declared to
 Shareholders:
From net investment income            (0.15)             (0.35)             (0.26)
From net net realized gains           (0.04)                --                 --
                               ------------       ------------       ------------
  Total Distributions Declared
   to Shareholders                    (0.19)             (0.35)             (0.26)
                               ------------       ------------       ------------
Net Asset Value, End of
 Period                        $      11.95       $      11.79       $      11.56
                               ============       ============       ============
Total return(e)(f)                     3.01%(g)           5.15%              4.46%(g)
                               ============       ============       ============

Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                            1.60%(i)           1.63%              1.62%(i)
Net investment income(h)               2.52%(i)           3.08%(d)           3.46%(i)
Waiver/reimbursement                   0.27%(i)           0.24%              0.26%(i)
Portfolio turnover rate                   7%(g)             41%                48%
Net assets, end of period
 (000's)                       $        396       $        342       $        207


_____________________________________
(a) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail B shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class G shares.
(b)  The Fund began issuing Retail B shares on March 1, 2001.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the year ended October 31, 2002 and the period ended October 31, 2001, was $0.14, $0.33 and $0.24, respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                (UNAUDITED)
                                SIX MONTHS
                                   ENDED                                  YEAR ENDED OCTOBER   31,
                                 APRIL 30,        ------------------------------------------------------------------------
CLASS T SHARES                   2003 (a)             2002               2001           2000         1999         1998
                               ------------       ------------       -----------    ----------   -----------   -----------
Net Asset Value,
 Beginning of Period           $      11.79       $      11.56       $     10.99    $    10.57   $     11.44   $     11.09
                               ------------       ------------       -----------    ----------   -----------   -----------
Income from Investment
 Operations:
Net investment income(b)               0.18               0.43(c)           0.47          0.48          0.48          0.48
Net realized and unrealized
 gain (loss) on investments            0.20               0.23(c)           0.57          0.44         (0.89)         0.35
                               ------------       ------------       -----------    ----------   -----------   -----------
  Total from Investment
   Operations                          0.38               0.66              1.04          0.92         (0.41)         0.83
                               ------------       ------------       -----------    ----------   -----------   -----------

Less Distributions Declared
 to Shareholders:
From net investment income            (0.18)             (0.43)            (0.47)        (0.50)        (0.46)        (0.48)
From net realized gains               (0.04)                --                --            --            --            --
                               ------------       ------------       -----------    ----------   -----------   -----------
  Total Distributions Declared
   to Shareholders                    (0.22)             (0.43)            (0.47)        (0.50)        (0.46)        (0.48)
                               ------------       ------------       -----------    ----------   -----------   -----------
Net Asset Value, End of
 Period                        $      11.95       $      11.79       $     11.56    $    10.99   $     10.57   $     11.44
                               ============       ============       ===========    ==========   ===========   ===========
Total Return(d)(e)                     3.31%(f)           5.86%             9.59%         8.93%        (3.72)%        7.65%
                               ============       ============       ===========    ==========   ===========   ===========

Ratios to Average Net
 Assets/Supplemental Data:
Expenses(g)                            1.02%(h)           0.96%             0.97%         0.95%         0.96%         0.87%
Net investment income(g)               3.11%(h)           3.75%(c)          4.11%         4.47%         4.31%         4.27%
Waiver/reimbursement                   0.20%(h)           0.21%             0.21%         0.22%         0.20%         0.33%
Portfolio turnover rate                   7%(f)             41%               48%           37%           24%           27%
Net assets, end of period
 (000's)                       $     27,236       $     29,835       $    40,410    $   38,700   $    41,343   $    48,218


_______________________________________
(a) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail A shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class T shares.
(b) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.17, $0.41, $0.44, $0.45, $0.46 and $0.45,
     respectively.
(c) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to aver- age net assets is $0.00, $0.00, and 0.02%, respectively.
(d) Total return at net asset value assuming all distributions are reinvested and no initial sales change or contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                (UNAUDITED)
                                SIX MONTHS
                                  ENDED                               YEAR ENDED OCTOBER 31,
                                 APRIL 30,        -------------------------------------------------------------------
CLASS Z SHARES                   2003 (a)            2002             2001         2000          1999         1998
                               ------------       ----------       ---------    ----------    ----------   ----------
Net Asset Value, Beginning
 of Period                     $      11.79       $    11.56       $   10.99    $    10.57    $    11.44   $    11.09
                               ------------       ----------       ---------    ----------    ----------   ----------
Income from Investment
 Operations:
Net investment income(b)               0.19             0.45(c)         0.49          0.50          0.50         0.50
Net realized and unrealized
 gain (loss) on investments            0.20             0.23(c)         0.57          0.44         (0.89)        0.35
                               ------------       ----------       ---------    ----------    ----------   ----------
  Total from Investment
   Operations                          0.39             0.68            1.06          0.94         (0.39)        0.85
                               ------------       ----------       ---------    ----------    ----------   ----------
Less Distributions
 Declared to Shareholders:
From net investment income            (0.19)           (0.45)          (0.49)        (0.52)        (0.48)       (0.50)
From net realized gains               (0.04)              --              --            --            --           --
                               ------------       ----------       ---------    ----------    ----------   ----------
  Total Distributions
   Declared to Shareholders           (0.23)           (0.45)          (0.49)        (0.52)        (0.48)       (0.50)
                               ------------       ----------       ---------    ----------    ----------   ----------
Net Asset Value, End of Period $      11.95       $    11.79       $   11.56    $    10.99    $    10.57   $    11.44
                               ============       ==========       =========    ==========    ==========   ==========
Total Return(d)(e)                     3.42%(f)         6.06%           9.80%         9.12%        (3.54)%       7.82%
                               ============       ==========       =========    ==========    ==========   ==========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(g)                            0.80%(h)         0.77%           0.78%         0.78%         0.77%        0.72%
Net investment income(g)               3.32%(h)         3.94%(c)        4.30%         4.65%         4.50%        4.42%
Waiver/reimbursement                   0.20%(h)         0.21%           0.21%         0.20%         0.20%        0.27%
Portfolio turnover rate                   7%(f)           41%             48%           37%           24%          27%
Net assets, end of period
 (000's)                       $     82,926       $   75,632       $  60,694    $   50,511    $   36,696   $   34,801


__________________________________
(a) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Trust shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class Z shares.
(b) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.18, $0.43, $0.47, $0.47, $0.48 and $0.47,
     respectively.
(c) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.
(d) Total return at net asset value assuming all distributions are reinvested.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

             LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)
                                                   PERIOD ENDED
                                                    APRIL 30,
CLASS A SHARES                                      2003 (a)
                                                  -----------
Net Asset Value, Beginning of Period              $     10.19
                                                  -----------
Income from Investment Operations:
Net investment income(b)                                 0.13
Net realized and unrealized gain on investments          0.24
                                                  -----------
  Total from Investment Operations                       0.37
                                                  -----------
Less Distributions Declared to Shareholders:
From net investment income                              (0.13)
                                                  -----------
Net Asset Value, End of Period                    $     10.43
                                                  ===========
Total return(c)(d)(e)                                    3.69%
                                                  ===========

Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                           1.34%
Net investment income(f)(g)                              2.37%
Waiver/reimbursement(g)                                  0.20%
Portfolio turnover rate(e)                                  2%
Net assets, end of period (000's)                 $     1,480

____________________________________
(a) Class A shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.13.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  PERIOD ENDED
                                                    APRIL 30,
CLASS B SHARES                                      2003 (a)
                                                  -----------
Net Asset Value, Beginning of Period              $     10.19
                                                  -----------
Income from Investment Operations:
Net investment income(b)                                 0.10
Net realized and unrealized gain on investments          0.24
                                                  -----------
  Total from Investment Operations                       0.34
                                                  -----------

Less Distributions Declared to Shareholders:
From net investment income                              (0.10)
                                                  -----------
Net Asset Value, End of Period                    $     10.43
                                                  ===========
Total return(c)(d)(e)                                    3.31%
                                                  ===========

Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                           2.09%
Net investment income(f)(g)                              1.83%
Waiver/reimbursement(g)                                  0.20%
Portfolio turnover rate(e)                                  2%
Net assets, end of period (000's)                 $       721

____________________________________
(a) Class B shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.09.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)
                                                   PERIOD ENDED
                                                   APRIL 30,
CLASS C SHARES                                     2003 (a)
                                                  -----------
Net Asset Value, Beginning of Period              $     10.19
                                                  -----------
Income from Investment Operations:
Net investment income(b)                                 0.12
Net realized and unrealized gain on investments          0.24
                                                  -----------
  Total from Investment Operations                       0.36
                                                  -----------
Less Distributions Declared to Shareholders:
From net investment income                              (0.12)
                                                  -----------
Net Asset Value, End of Period                    $     10.43
                                                  ===========
Total return(c)(d)(e)                                    3.52%
                                                  ===========

Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                           1.74%
Net investment income(f)(g)                              1.95%
Waiver/reimbursement(g)                                  0.55%
Portfolio turnover rate(e)                                  2%
Net assets, end of period (000's)                 $       305

_________________________________________
(a) Class C shares were initially offered on November 25, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.11.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                (UNAUDITED)
                                SIX MONTHS                               PERIOD                          YEAR ENDED
                                  ENDED              YEAR ENDED           ENDED                          DECEMBER 31,
                                 APRIL 30,          OCTOBER 31,        OCTOBER 31,      -------------------------------------------
CLASS Z SHARES                   2003 (a)               2002            2001 (b)           2000        1999        1998      1997
                               ------------         -----------        ----------       ---------   ---------   ---------  --------
Net Asset Value, Beginning
 of Period                     $      10.29         $     10.11        $     9.78       $    9.03   $   10.26   $   10.41  $  10.17
                               ------------         -----------        ----------       ---------   ---------   ---------  --------
Income from Investment
 Operations:
Net investment income                  0.16(c)             0.36(c)(d)        0.34(c)         0.42        0.43        0.44      0.45
Net realized and unrealized
 gain (loss) on investments            0.14                0.18(d)           0.33            0.75       (1.13)       0.05      0.26
                               ------------         -----------        ----------       ---------   ---------   ---------  --------
  Total from Investment
   Operations                          0.30                0.54              0.67            1.17       (0.70)       0.49      0.71
                               ------------         -----------        ----------       ---------   ---------   ---------  --------
Less Distributions Declared to
 Shareholders:
From net investment income            (0.16)              (0.36)            (0.34)          (0.42)      (0.43)      (0.44)    (0.45)
From net realized gains                  --                  --                --              --       (0.10)      (0.20)    (0.02)
                               ------------         -----------        ----------       ---------   ---------   ---------  --------
  Total Distributions Declared
   to Shareholders                    (0.16)              (0.36)            (0.34)          (0.42)      (0.53)      (0.64)    (0.47)
                               ------------         -----------        ----------       ---------   ---------   ---------  --------
Net Asset Value, End of Period $      10.43         $     10.29        $    10.11       $    9.78   $    9.03   $   10.26  $  10.41
                               ============         ===========        ==========       =========   =========   =========  ========
Total return(e)(f)                     2.97%(g)            5.52%             7.00%(g)       13.31%      (7.05)%      4.84%     7.18%
                               ============         ===========        ==========       =========   =========   =========  ========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                            1.09%(i)            0.84%             0.79%(i)        0.80%       0.80%       0.80%     0.80%
Net investment income(h)               3.10%(i)            3.62%(d)          4.10%(i)        4.54%       4.35%       4.28%     4.47%
Waiver/reimbursement                   0.20%(i)            0.26%             0.35%(i)        0.21%       0.14%       0.16%     0.16%
Portfolio turnover rate                   2%(g)              57%               46%(g)          23%         43%         56%       72%
Net assets, end of period
 (000's)                       $     27,233         $    25,836        $   24,051       $  24,503   $  31,999   $  37,658  $ 42,134


____________________________________
(a) On November 25, 2002, the Galaxy Pennsylvania Municipal Bond Fund, Trust shares were redesignated Liberty Pennsylvania Intermediate Municipal
     Bond Fund, Class Z shares.
(b) The Fund commenced operations on May 3, 1993 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares, Class I shares and Class A shares. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I shares and Class A shares for Trust shares of the Galaxy Pennsylvania Municipal Bond Fund. The financial highlights for periods prior to August 27, 2001 are those of Class I shares of the Predecessor Pillar Fund.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the year ended October 31, 2002, and the period ended October 31, 2001 was $0.15, $0.35 and $0.34, respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

             LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                                PERIOD ENDED
                                                  APRIL 30,
CLASS A SHARES                                    2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     11.40
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.18
Net realized and unrealized gain on investments        0.17
                                                -----------
  Total from Investment Operations                     0.35
                                                -----------
Less Distributions Declared to Shareholders:
From net investment income                            (0.18)
                                                -----------
Net Asset Value, End of Period                  $     11.57
                                                ===========

Total return(c)(d)(e)                                  3.09%
                                                ===========
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                         1.02%
Net investment income(f)(g)                            2.73%
Waiver/reimbursement(g)                                0.20%
Portfolio turnover rate(e)                               10%
Net assets, end of period (000's)               $       117

_______________________________
(a) Class A shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended April 30, 2003 was $0.18.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                PERIOD ENDED
                                                 APRIL 30,
CLASS B SHARES                                   2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     11.40
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.14
Net realized and unrealized gain on investments        0.17
                                                -----------
  Total from Investment Operations                     0.31
                                                -----------
Less Distributions Declared to Shareholders:
From net investment income                            (0.14)
                                                -----------
Net Asset Value, End of Period                  $     11.57
                                                ===========
Total return(c)(d)(e)                                  2.70%
                                                ===========
Ratios to Average Net Assets/Supplemental Data:

Expenses(f)(g)                                         1.77%
Net investment income(f)(g)                            2.01%
Waiver/reimbursement(g)                                0.20%
Portfolio turnover rate(e)                               10%
Net assets, end of period (000's)               $       176

_______________________________
(a) Class B shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended
     April 30, 2003 was $0.13.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                PERIOD ENDED
                                                  APRIL 30,
CLASS C SHARES                                    2003 (a)
                                                -----------
Net Asset Value, Beginning of Period            $     11.40
                                                -----------
Income from Investment Operations:
Net investment income(b)                               0.15
Net realized and unrealized gain on investments        0.17
                                                -----------
  Total from Investment Operations                     0.32
                                                -----------
Less Distributions Declared to Shareholders:
From net investment income                            (0.15)
                                                -----------
Net Asset Value, End of Period                  $     11.57
                                                ===========
Total return(c)(d)(e)                                  2.86%
                                                ===========
Ratios to Average Net Assets/Supplemental Data:

Expenses(f)(g)                                         1.44%
Net investment income(f)(g)                            2.42%
Waiver/reimbursement(g)                                0.55%
Portfolio turnover rate(e)                               10%
Net assets, end of period (000's)               $     1,161

__________________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended
     April 30, 2003 was $0.14.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                               ENDED          YEAR ENDED        PERIOD ENDED
                             APRIL 30,        OCTOBER 31,        OCTOBER 31,
CLASS G SHARES               2003 (a)            2002             2001 (b)
                            -----------       -----------       ------------
Net Asset Value,
 Beginning of Period        $     11.41       $     11.30       $      11.06
                            -----------       -----------       ------------
Income from Investment
 Operations:
Net investment income(c)           0.16              0.37(d)            0.27
Net realized and unrealized
 gain on investments               0.16              0.11(d)            0.23
                            -----------       -----------       ------------
  Total from Investment
   Operations                      0.32              0.48               0.50
                            -----------       -----------       ------------
Less Distributions Declared
 to Shareholders:
From net investment income        (0.16)            (0.37)             (0.26)
                            -----------       -----------       ------------
Net Asset Value, End of
 Period                     $     11.57       $     11.41       $      11.30
                            ===========       ===========       ============
Total return(e)(f)                 2.80%(g)          4.36%              4.60%(g)
                            ===========       ===========       ============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                        1.58%(i)          1.55%              1.53%(i)
Net investment income(h)           2.75%(i)          3.34%(d)           3.60%(i)
Waiver/reimbursement               0.20%(i)          0.21%              0.23%(i)
Portfolio turnover rate              10%(g)            19%                19%
Net assets, end of period   $       477       $       440       $        169
 (000's)

___________________________________
(a) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail B shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class G shares.
(b)  The Fund began issuing Retail B shares on March 1, 2001.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the year ended October 31, 2002 and the period ended October 31, 2001 was $0.15, $0.35 and $0.25, respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                            (UNAUDITED)
                             SIX MONTHS
                               ENDED                                    YEAR ENDED OCTOBER  31,
                              APRIL 30,       ------------------------------------------------------------------------
CLASS T SHARES                2003 (a)            2002             2001         2000            1999           1998
                            -----------       -----------       ---------    ---------      -----------    -----------
Net Asset Value,
 Beginning of Period        $     11.41       $     11.30       $   10.75    $   10.36      $     11.18    $     10.91
                            -----------       -----------       ---------    ---------      -----------    -----------
Income from Investment
 Operations:
Net investment income(b)           0.20              0.47(c)         0.49         0.48(d)          0.48           0.50
Net realized and unrealized
 gain (loss) on investments        0.16              0.11(c)         0.55         0.39            (0.77)          0.29
                            -----------       -----------       ---------    ---------      -----------    -----------
  Total from Investment
   Operations                      0.36              0.58            1.04         0.87            (0.29)          0.79
                            -----------       -----------       ---------    ---------      -----------    -----------
Less Distributions Declared
 to Shareholders:
From net investment income        (0.20)            (0.47)          (0.49)       (0.48)           (0.48)         (0.50)
From net realized gains              --                --              --           --            (0.05)         (0.02)
                            -----------       -----------       ---------    ---------      -----------    -----------
  Total Distributions
   Declared  to Shareholders      (0.20)            (0.47)          (0.49)       (0.48)           (0.53)         (0.52)
                            -----------       -----------       ---------    ---------      -----------    -----------
Net Asset Value, End
 of Period                  $     11.57       $     11.41       $   11.30    $   10.75      $     10.36    $     11.18
                            ===========       ===========       =========    =========      ===========    ===========

Total Return(e)(f)                 3.21%(g)          5.23%           9.88%        8.65%           (2.73)%         7.35%
                            ===========       ===========       =========    =========      ===========    ===========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                        0.76%(i)          0.73%           0.69%        0.73%            0.80%          0.81%
Net investment income(h)           3.54%(i)          4.16%(c)        4.44%        4.58%            4.41%          4.52%
Waiver/reimbursement               0.20%(i)          0.21%           0.25%        0.33%            0.40%          0.42%
Portfolio turnover rate              10%(g)            19%             19%          43%              34%            41%
Net assets, end of period
 (000's)                    $    46,106       $    45,683       $  40,257    $  26,023      $    19,833    $    20,210


______________________________________
(a) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail A shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class T shares.
(b) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.19, $0.45, $0.47, $0.45(d), $0.44 and $0.45,
     respectively.
(c) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(d)  Per share data was calculated using weighted average shares outstanding.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                 (UNAUDITED)
                                                  SIX MONTHS              YEAR ENDED
                                                    ENDED                OCTOBER 31,             PERIOD ENDED
                                                  APRIL 30,        -------------------------      OCTOBER 31,
CLASS Z SHARES                                    2003 (a)            2002            2001         2000 (b)
                                                 -----------       ---------       ---------    -------------
Net Asset Value, Beginning of Period             $     11.41       $   11.30       $  10.75     $       10.53
                                                 -----------       ---------       ---------    -------------
Income from Investment Operations:
Net investment income(c)                                0.20            0.47(d)         0.49             0.18(e)
Net realized and unrealized gain on investments         0.16            0.11(d)         0.55             0.22
                                                 -----------       ---------       ---------    -------------
  Total from Investment Operations                      0.36            0.58            1.04             0.40
                                                 -----------       ---------       ---------    -------------
Less Distributions Declared to Shareholders:
From net investment income                             (0.20)          (0.47)          (0.49)           (0.18)
                                                 -----------       ---------       ---------    -------------
Net Asset Value, End of Period                   $     11.57       $   11.41       $   11.30    $       10.75
                                                 ===========       =========       =========    =============

Total return(f)(g)                                      3.21%(h)        5.26%           9.90%            3.82%(h)
                                                 ===========       =========       =========    =============
Ratios to Average Net Assets/Supplemental Data:
Expenses(i)                                             0.75%(j)        0.72%           0.67%            0.71%(j)
Net investment income(i)                                3.53%(j)        4.17%(d)        4.46%            4.60%(j)
Waiver/reimbursement                                    0.20%(j)        0.20%           0.26%            0.33%(j)
Portfolio turnover rate                                   10%(h)          19%             19%              43%
Net assets, end of period (000's)                $    98,174       $  93,143       $  88,307    $      82,617


____________________________________
(a) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Trust shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class Z shares.
(b)  The Fund began issuing Trust shares on June 19, 2000.
(c) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the six months ended April 30, 2003, the years ended October 31, 2002, 2001 and the period ended October 31, 2000 was $0.19, $0.45, $0.46 and $0.17(e), respectively.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(e)  Per share data was calculated using weighted average shares outstanding.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

   Liberty Connecticut Intermediate Municipal Bond Fund ("Connecticut"), Liberty Florida Intermediate Municipal Bond Fund ("Florida"), Liberty Intermediate Tax-Exempt Bond Fund ("Intermediate"), Liberty Massachusetts Intermediate Municipal Bond Fund ("Massachusetts"), Liberty New Jersey Intermediate Municipal Bond Fund ("New Jersey"), Liberty New York Intermediate Municipal Bond Fund ("New York"), Penn-sylvania Intermediate Municipal Bond ("Pennsylvania") and Liberty Rhode Island Intermediate Municipal Bond Fund ("Rhode Island") are each a series of the Liberty Funds Trust V (the "Trust") (individually referred to as a "Fund", collectively referred to as the "Funds"). Intermediate is a diversified portfolio while each of the other Funds is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Each Fund's investment goal seeks to provide a high level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal. The Funds may issue an unlimited number of shares. Con-necticut, Intermediate, Massachusetts, New Jersey, New York and Rhode Island each offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Florida and Pennsylvania each offers four classes of shares: Class A, Class B, Class C and Class Z shares. Class A and Class T shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed on Class A and Class T shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B and Class G shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

   Each Fund is the successor to a separate series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust organized on March 31, 1986. The series of Galaxy, to which the Funds succeeded, were reorganized as a separate series of the Trust.

   As of the end of business on November 15, 2002, the Galaxy Connecticut Municipal Bond Fund ("CTMBF"), previously a fund of Galaxy, merged into Galaxy Connecticut Intermediate Municipal Bond Fund. Galaxy Connecticut Intermediate Municipal Bond Fund, previously a fund of Galaxy, was reorganized as Liberty Connecticut Intermediate Municipal Bond Fund. Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Liberty Connecticut Intermediate

Municipal Bond Fund received a tax-free transfer of assets from the Galaxy Connecticut Municipal Bond Fund as follows:

               SHARES        NET ASSETS OF       UNREALIZED
               ISSUED        CTMBF RECEIVED    APPRECIATION1
            -------------    --------------    ---------------
CTMBF        5,052,077        $55,480,227        $3,702,059

                                                 NET ASSETS
             NET ASSETS                          OF LIBERTY
             OF GALAXY                           CONNECTICUT
             CONNECTICUT                        INTERMEDIATE
            INTERMEDIATE       NET ASSETS        MUNICIPAL
             MUNICIPAL         OF CTMBF          BOND FUND
             BOND FUND        IMMEDIATELY       IMMEDIATELY
             PRIOR TO          PRIOR TO            AFTER
             COMBINATION      COMBINATION       COMBINATION
            -------------    --------------    ---------------
            $126,839,980      $55,480,227       $182,320,207

1 Unrealized appreciation is included in the respective Net Assets Received amount shown above.

   Differing amortization policies between the Galaxy Connecticut Municipal Bond Fund and the Galaxy Connecticut Intermediate Municipal Bond Fund and the Liberty Connecticut Intermediate Municipal Bond Fund resulted in reclassifications as follows:

            UNREALIZED APPRECIATION              PAID-IN CAPITAL
            -----------------------              ---------------
                   $(6,920)                          $ 6,920

   As of the end of business on November 15, 2002, the Galaxy Florida Municipal Bond Fund, previously a fund of Galaxy, was renamed the Liberty Florida Intermediate Municipal Bond Fund with Class Z shares issued in exchange for Trust shares. Class A, Class B and Class C shares commenced operations on November 18, 2002.

   As of the end of business on November 22, 2002, the Galaxy Tax-Exempt Bond Fund ("GTEBF"), previously a fund of Galaxy, Galaxy II Municipal Bond Fund ("GMBF"), previously a fund of Galaxy II, and Stein Roe Intermediate Municipals Fund, ("SRIMF"), previously a fund of Stein Roe Municipal Trust, merged into Galaxy Intermediate Tax-Exempt Bond Fund. Galaxy Intermediate Tax-Exempt Bond Fund, previously part of Galaxy, was reorganized as Liberty Intermediate Tax-Exempt Bond Fund. Class A, Class B, Class C and Class Z shares were issued in exchange for Class A, Class B, Class C and Class S shares of SRIMF, respectively. Class Z shares were issued in exchange for Trust shares of GMBF. Class T, Class G and Class Z shares were issued in exchange for Retail A, Retail B and Trust shares, respectively. Liberty Intermediate Tax-Exempt Bond Fund received a tax-free transfer of assets from the Galaxy Intermediate Tax-Exempt Bond Fund, GTEBF, GMBF and SRIMF as follows:

                            NET ASSETS
              SHARES      GTEBF, GMBF AND      UNREALIZED
              ISSUED       SRIMF RECEIVED    APPRECIATION1
            ----------    ---------------    ---------------

GTEBF       19,562,763    $   206,150,025    $    12,564,091
GMBF         3,778,536         39,825,556          1,460,166
SRIMF       13,171,973        138,847,697         11,278,640

                                                   NET ASSETS
                                                   OF LIBERTY
               NET ASSETS OF      NET ASSETS OF   INTERMEDIATE
            GALAXY INTERMEDIATE    GTEBF, GMBF     TAX-EXEMPT
                TAX-EXEMPT          AND SRIMF      BOND FUND
                 BOND FUND         IMMEDIATELY     IMMEDIATELY
                 PRIOR TO           PRIOR TO          AFTER
                COMBINATION        COMBINATION    COMBINATION
            -------------------   -------------   -------------
             $ 268,826,917        $ 384,823,278   $ 653,650,195

1 Unrealized appreciation is included in the respective Net Assets Received amount shown above.

   Differing amortization policies between the Galaxy Tax-Exempt Bond Fund and the Galaxy Intermediate Tax-Exempt Bond Fund and the Liberty Intermediate Tax-Exempt Bond Fund resulted in reclassifications as follows:

        UNREALIZED APPRECIATION                PAID-IN CAPITAL
        -----------------------                ---------------
              $(304,729)                          $304,729

   As of the end of business on December 6, 2002, the Galaxy Massachusetts Municipal Bond Fund ("GMAMBF"), previously a fund of Galaxy, merged into Galaxy Massachu-setts Intermediate Municipal Bond Fund. Galaxy Massachu-setts Intermediate Municipal Bond Fund, previously a fund of Galaxy, was reorganized as Liberty Massachusetts Intermediate Municipal Bond Fund. Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Liberty Massachusetts Intermediate Municipal Bond Fund received a tax-free transfer of assets from the Galaxy Massachusetts Intermediate Municipal Bond Fund as follows:

               SHARES         NET ASSETS OF       UNREALIZED
               ISSUED        GMAMBF RECEIVED    APPRECIATION1
            -------------    ---------------    ---------------

GMAMBF         11,016,062    $   118,136,148    $     6,084,723

                                                  NET ASSETS
             NET ASSETS                           OF LIBERTY
             OF LIBERTY                          MASSACHUSETTS
            MASSACHUSETTS                        INTERMEDIATE
            INTERMEDIATE       NET ASSETS         MUNICIPAL
             MUNICIPAL          OF GMAMBF         BOND FUND
             BOND FUND         IMMEDIATELY        IMMEDIATELY
             PRIOR TO           PRIOR TO            AFTER
             COMBINATION      COMBINATION        COMBINATION
            -------------    ---------------    ---------------
            $ 290,707,153    $   118,136,148    $   408,843,301

1 Unrealized appreciation is included in the respective Net Assets Received amount shown above.

   Differing amortization policies between the Galaxy Massa-chusetts Municipal Bond Fund and the Galaxy Massachu-setts Intermediate Municipal Bond Fund and the Liberty Massachusetts Intermediate Municipal Bond Fund resulted in reclassifications as follows:

          UNREALIZED APPRECIATION                PAID-IN CAPITAL
          -----------------------                ---------------
                 $(64,093)                           $64,093

   As of the end of business on November 15, 2002, the Galaxy New Jersey Municipal Bond Fund, previously a fund of Galaxy, was renamed Liberty New Jersey Intermediate Municipal Bond Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

   As of the end of business on November 22, 2002, the Galaxy New York Municipal Bond Fund, previously a fund of Galaxy, was renamed Liberty New York Intermediate Municipal Bond Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

   As of the end of business on November 22, 2002, the Galaxy Pennsylvania Municipal Bond Fund, previously a fund of Galaxy, was renamed Liberty Pennsylvania Intermediate Municipal Bond Fund with Class Z shares issued in exchange for Trust shares. Class A, Class B and Class C shares commenced operations on November 25, 2002.

   As of the end of business on November 15, 2002, the Galaxy Rhode Island Municipal Bond Fund, previously a fund of Galaxy, was renamed Liberty Rhode Island Intermediate Municipal Bond Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the quoted bid prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest and dividend income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to each Fund based upon its relative net assets.

   DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly for each Fund. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gain dividends are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

   FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax period ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than Class A, Class B, Class C and Class G service fees, Class B, Class C and Class G distribution fees and Class T Shareholder Service fees ), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

   Class A, Class B, Class C, Class G and Class T per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class G shares, the distribution fee applicable to Class B, Class C and Class G shares and Class T Shareholder Service fees only.

   WHEN-ISSUED SECURITIES: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the securities and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

NOTE 3. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   The following capital loss carryforwards determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF
EXPIRATION        CONNECTICUT*      FLORIDA      INTERMEDIATE*
----------       -------------    ------------  ---------------
2003             $     371,824     $        --  $            --
2005                    82,263              --               --
2007                    23,141              --               --
2008                 1,850,888       1,226,243        1,048,369
2009                       --          62,497                --

YEAR OF
EXPIRATION       MASSACHUSETTS*   PENNSYLVANIA    RHODE ISLAND
----------       -------------    ------------  ---------------
2003             $      40,872     $        --  $            --
2004                     8,397              --               --
2007                 3,308,344              --          586,958
2008                    16,299       1,322,156          208,872
2009                        --         186,147               --

   Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

* The availability of a portion of these capital loss carryforwards ($768,914 with respect to Connecticut, $121,312 with respect to Intermediate and $1,111,250 with respect to Massachusetts), which were acquired on November 15, 2002, November 22, 2002 and December 6, 2002, respectively, in connection with the Galaxy Funds reorganization, may be limited in a given year.

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION,
        SHAREHOLDER SERVICES AND OTHER FEES

   Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Funds and receives a monthly fee equal to 0.75% annually of each Fund's average daily net assets.

   On April 1, 2003, Fleet Investment Advisors, Inc., the previous advisor to the Funds, and Colonial Management Associates, Inc., the previous administrator to the Funds, merged into Columbia. At the time of the merger, Columbia assumed the obligations of those companies with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds to Columbia.

   Columbia intends to voluntarily waive advisory fees payable to it by each Fund so that the advisory fee payable by each Fund would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

   Columbia provides, pursuant to an Administrative Agreement with the Funds, certain administrative services for a monthly fee equal to 0.067% annually of each Fund's average daily net assets. Prior to November 26, 2002, the administration agreement was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by Galaxy, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion.

   Columbia also is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Out-sourcing Agreement.

   Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                            FEE
------------------------                            ---
Under $50 million                               $   25,000
Of $50 million but less than $200 million       $   35,000
Of $200 million but less than $500 million      $   50,000
Of $500 million but less than $1 billion        $   85,000
In excess of $1 billion                         $  125,000

   The annual fees for a Fund with more than 25% in non-domestic assets will be 150% of the annual fees disclosed above.

   For the period ended April 30, 2003, the annualized net asset based fee rates were as follows:

FUND                  FEE RATE
----                  --------
Connecticut            0.025%
Florida                0.044%
Intermediate           0.013%
Massachusetts          0.019%
New Jersey             0.031%
New York               0.044%
Pennsylvania           0.088%
Rhode Island           0.038%


   The Funds also pay out-of-pocket costs for pricing services.

   Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee based on per account charge or minimum of $5,000 annually per Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

   For the period ended April 30, 2003, the Transfer Agent voluntarily waived class specific fees with respect to the funds in the following amounts:

FUND              CLASS B   CLASS C   CLASS G
----             --------   -------   -------
Intermediate     $    442   $    36  $     --
New Jersey             --        --        51
New York               --        --       126


   Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Funds' principal underwriter. For the period April 30, 2003, the Funds have been advised that the Distributor has retained fees as follows:



                        FRONT-END
                       SALES CHARGE                                       CDSC
                  -----------------------    -------------------------------------------------------------
                   CLASS A       CLASS T       CLASS A      CLASS B      CLASS C     CLASS G      CLASS T
                  ----------   -----------   ----------   ----------   ----------  ----------   ----------
Connecticut       $    4,448   $         9   $       --   $       --   $   1,184   $      138   $       --
Florida                  189            --           --           --          --           --           --
Intermediate           5,622            70           --          593          --        1,667          749
Massachusetts          6,510           667           --           --          --          385           --
New Jersey             3,355            65           --           23         500          312           --
New York               3,291           803           --           --          91           --           --
Pennsylvania           2,315            --           --            5          --           --           --
Rhode Island             426             2           --           --       1,158          196           --


   The Funds have adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service and distribution fee to the Distributor at an annual fee rate as follows:



                                DISTRIBUTION FEES                          SERVICE FEES
                  --------------------------------------   ------------------------------------------------------
                  CLASS B1     CLASS C2,3     CLASS G4     CLASS A5      CLASS B1      CLASS C2,3      CLASS G4
                  ----------   ------------   ----------   ----------     ----------   ------------    ----------
Connecticut             0.75%         0.75%        0.65%        0.25%          0.25%          0.25%         0.50%
Florida                 0.75%         0.75%          --         0.25%          0.25%          0.25%           --
Intermediate            0.75%         0.75%        0.65%        0.25%          0.25%          0.25%         0.50%
Massachusetts           0.75%         0.75%        0.65%        0.25%          0.25%          0.25%         0.50%
New Jersey              0.75%         0.75%        0.65%        0.25%          0.25%          0.25%         0.50%
New York                0.75%         0.75%        0.65%        0.25%          0.25%          0.25%         0.50%
Pennsylvania            0.75%         0.75%          --         0.25%          0.25%          0.25%           --
Rhode Island            0.75%         0.75%        0.65%        0.25%          0.25%          0.25%         0.50%


1. The Distributor has agreed to limit a portion of Intermediate Tax-Exempt
   Bond Fund's Class B Shares distribution and services fees so that combined they will not exceed 0.85% annually of average net assets.
2. With the exception of Intermediate Tax-Exempt Bond Fund, the Distributor has voluntarily agreed to waive a portion of Class C Shares distribution and services fees so that combined they will not exceed 0.65% annually of average net assets.
3. The Distributor has agreed to limit a portion of Intermediate Tax-Exempt
   Bond Fund's Class C Shares distribution and services fees so that combined they will not exceed 0.85% annually of average net assets. In addition the Distributor has voluntarily agreed to waive a portion of Intermediate Tax-Exempt Bond Fund's Class C Shares distribution fees so that combined distribution and services fees will not exceed 0.40% annually of average net assets.
4. The Distributor has agreed to limit a portion of Class G Shares distribution and service fees so that combined they will not exceed 0.80% annually of average net assets.
5. The Distributor has agreed to limit a portion of Intermediate Tax-Exempt
   Bond Fund Class A Shares service fees so that they will not exceed 0.20% annually of average net assets.

   The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

   Connecticut, Intermediate, Massachusetts, New Jersey, New York and Rhode Island have adopted plans that permit them to pay for certain services provided to Class T Shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% annually for Class T Shares, but will not exceed each Fund's net investment income attributable to Class T Shares. Each Fund does not intend to pay more than 0.15% annually for Class T Shareholder Service fees. No fees were charged under the Services Plan with respect to Class T shares of the Rhode Island for the six months ended April 30, 2003.

   Each Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

   Each Fund's Independent Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

   Connecticut, Florida, Intermediate, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island each have an agreement with their custodian bank under which $87, $43, $267, $167, $15, $23, $55 and $62, respectively, of custody fees were reduced by balance credits for the six months ended April 30, 2003. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such arrangements.

NOTE 5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

NOTE 6. PURCHASES AND SALES OF SECURITIES

   The cost of purchases and proceeds from sales of securities, (excluding short-term investments) for the six months ended April 30, 2003 were as follows:

                         PURCHASES         SALES
                       -------------   -------------
Connecticut            $  70,210,930   $   4,729,433
Florida                    9,537,229       6,976,069
Intermediate             383,502,225     105,421,494
Massachusetts            131,911,514      40,261,800
New Jersey                 5,150,712       8,780,696
New York                  19,657,842       7,471,325
Pennsylvania               4,959,645         568,345
Rhode Island              17,920,383      14,376,686


   Unrealized appreciation (depreciation), at April 30, 2003, based on cost of investments for federal income tax purposes, was:

                          GROSS            GROSS            NET
                         UNREALIZED      UNREALIZED      UNREALIZED
                        APPRECIATION   (DEPRECIATION)   APPRECIATION
                       -------------   -------------   -------------
Connecticut            $  14,584,763   $     (27,119)  $  14,557,644
Florida                    4,811,915              --       4,811,915
Intermediate              50,681,012         (41,580)    50,5639,432
Massachusetts             27,965,788         (68,898)     27,896,890
New Jersey                 5,717,267        (142,879)      5,574,388
New York                   8,630,061         (68,991)      8,561,070
Pennsylvania               1,886,393          (6,473)      1,879,920
Rhode Island               9,715,231        (178,157)      9,537,074

NOTE 7. CONCENTRATION OF CREDIT

   Connecticut, Florida, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island invest primarily in debt obligations issued by the State of Connecticut, the State of Florida, the Commonwealth of Massachusetts, the State of New Jersey, the State of New York, the Commonwealth of Pennsylvania and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non-diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

NOTE 8. LINE OF CREDIT

   Prior to each Fund's merger into the Trust, the Funds and other Galaxy funds participated in a $150,000,000 credit facility, which was used for temporary or emergency purposes to facilitate portfolio liquidity. Interest was charged to a Fund based on its borrowings. In addition, each Fund paid commitment fees on its pro-rata portion of the line of credit. The commitment fees are included in "Miscellaneous" on the Statements of Operations. Following the merger into the Trust, the Funds participated in a $200,000,000 credit facility with other Liberty Funds. On April 26, 2003, the Funds entered into a new $350,000,000 credit facility with other Liberty Funds, with similar terms and conditions. For the six months ended April 30, 2003, the Funds did not borrow under any of these arrangements.

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

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

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

                                 TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Tax Exempt Bond Funds is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Tax Exempt Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

SemiAnnual Report:
Liberty Tax Exempt Bond Funds

Liberty Tax Exempt Bond Funds SEMIANNUAL REPORT APRIL 30, 2003

[eagle head logo]
LibertyFunds

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2003 Liberty Funds Distributor, Inc
A Member of Columbia Management Group
One Financial Center, Boston, Ma 02111-2621


                                                                     PRSRT STD
                                                                   U.S. Postage
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                                                 CSI-03/977-0503 (06/03) 03/1578

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of June 20, 2003, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Liberty Funds Trust V
            -----------------------------------------------------------

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    June 24, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    June 24, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                         ----------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date    June 24, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.